Exhibit 3.1
Ministry of Public and Business Service Delivery Ministère des Services au public et aux entreprises

Certificate of Continuance    Certificat de maintien
Business Corporations Act    Loi sur les sociétés par actions

RB GLOBAL, INC.
Corporation Name / Dénomination sociale

1001014884
Ontario Corporation Number / Numéro de société de l’Ontario

This is to certify that these articles are effective on    La présente vise à attester que ces statuts entreront en
vigueur le

September 24, 2024 / 24 septembre 2024
Director / Directeur
Business Corporations Act / Loi sur les sociétés par actions

The Certificate of Continuance is not complete without the Articles of Continuance

Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

Director/Registrar

Exhibit 3.1
Le certificat de maintien n’est pas complet s’il ne contient pas les statuts de maintien

Copie certifiée conforme du dossier du ministère des Services au public et aux entreprises.

Directeur ou registrateur

Exhibit 3.1
BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

Ministry of Public and Business Service Delivery

Articles of Continuance
Business Corporations Act

1.Corporation Name
RB Global, Inc.

2.Date of Incorporation/Amalgamation
December 12, 1997

3.Name of jurisdiction the corporation is leaving
Canada - Federal

4.The continuance was authorized by home jurisdiction on
September 16, 2024

5.The corporation is continued in Ontario under the name
RB GLOBAL, INC.

6.Registered Office Address
66 Wellington Street West, Unit 5300, Toronto, Ontario, M5K1E6, Canada

7.Number of Directors
Minimum/Maximum    Min 3 / Max 12

Exhibit 3.1
The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 1 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

8.The director(s) is/are:
Full Name    BRIAN BALES
2 Westbrook Corporate Center 500, Westchester, Illinois, 60154,
Address for Service    United States

Full Name    ADAM DEWITT
2 Westbrook Corporate Center 500, Westchester, Illinois, 60154,
Address for Service    United States

Full Name    ROBERT GEORGE ELTON
9500 Glenlyon Parkway, Burnaby, British Columbia, V5J0C6,
Address for Service    Canada

Full Name    JAMES KESSLER
2 Westbrook Corporate Center 500, Westchester, Illinois, 60154,
Address for Service    United States

Full Name    GREGORY MORRISON
2 Westbrook Corporate Center 500, Westchester, Illinois, 60154,
Address for Service    United States

Full Name    TIMOTHY O'DAY
2 Westbrook Corporate Center 500, Westchester, Illinois, 60154,
Address for Service    United States

Full Name    SARAH RAISS
9500 Glenlyon Parkway, Burnaby, British Columbia, V5J0C6,
Address for Service    Canada

Full Name    MICHAEL SIEGER
2 Westbrook Corporate Center 500, Westchester, Illinois, 60154,
Address for Service    United States

Full Name    JEFFREY C. SMITH
2 Westbrook Corporate Center 500, Westchester, Illinois, 60154,
Address for Service    United States

Full Name    DEBBIE STEIN
9500 Glenlyon Parkway, Burnaby, British Columbia, V5J0C6,
Address for Service    Canada

Full Name    CAROL STEPHENSON
9500 Glenlyon Parkway, Burnaby, British Columbia, V5J0C6,
Address for Service    Canada

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 2 of 50

Exhibit 3.1

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

9.Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise. If none, enter "None":
N/A

10.The classes and any maximum number of shares that the corporation is authorized to issue:
The Corporation is authorized to issuance: (i) an unlimited number of Common shares; (ii) an unlimited number of Preferred shares designated as Junior Preferred shares, issuable in series; and (iii) an unlimited number of Preferred shares, designated as Senior Preferred shares, issuable in series of which 485,000,000 are designated as Series A Senior Preferred shares.

11.Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors' authority with respect to any class of shares which may be issued in series. If there is only one class of shares, enter "Not Applicable":
COMMON SHARES
The following is a statement of the rights, privileges, restrictions and conditions attaching to the Common Shares (the “Common Shares”) in the capital of the Corporation.
Voting Rights. The Common Shares shall entitle the holders thereof to notice of, to attend and to 1 vote for each Common Share held at all meetings of the shareholders, except meetings at which only holders of a specified class or series of shares of the Cor- poration are entitled to vote separately as a class or series.
Dividend Rights. Subject to the prior rights of the holders of the Senior Preferred Shares, the Junior Preferred Shares and any other shares ranking senior to the Common Shares with respect to priority in the payment of dividends, the holders of the Com- mon Shares shall be entitled to receive and the Corporation shall pay thereon dividends if, as and when declared by the board of directors of the Corporation out of moneys or assets of the Corporation properly applicable to the payment of dividends in such amount and payable in such manner as the board of directors may from time to time determine. Subject to the rights of the holders of any other class of shares of the Corporation entitled to receive dividends in priority to or with the holders of the Com- mon Shares, the board of directors may in their sole discretion declare dividends on the Common Shares to the exclusion of any other class of shares of the Corporation.
Rights upon Dissolution. Subject to the prior rights of the holders of the Senior Preferred Shares, the Junior Preferred Shares and any other shares ranking senior to the Common Shares with respect to priority in the distribution of assets, the holders of the Common Shares shall be entitled to receive the remaining property and assets of the Corporation in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Cor- poration among its shareholders for the purpose of winding up its affairs, provided that such remaining property and assets shall be paid or distributed equally share for share to the holders of the Common Shares at the time outstanding without prefer- ence or priority.

SENIOR PREFERRED SHARES

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

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Director/Registrar, Ministry of Public and Business Service Delivery    Page 3 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

The following is a statement of the rights, privileges, restrictions and conditions attaching to the Senior Preferred shares (the “Senior Preferred Shares”), as a class in the capital of the Corporation.
Directors’ Authority to Issue in One or More Series. The directors of the Corporation may issue the Senior Preferred Shares at any time and from time to time in one or more series. Before any shares of a particular series are issued, the directors of the Corporation shall fix the number of shares that will form such series and shall determine, subject to the limitations set out in the articles, the designation, rights, privileges, restrictions and conditions to be attached to the Senior Preferred Shares of such series, including, but without in any way limiting or restricting the generality of the foregoing, the rate or rates, amount or method or methods of calculation of dividends thereon, the currency or currencies of payment of dividends, the time and place of payment of dividends, the consideration and the terms and conditions of any purchase for cancellation, retraction or redemp- tion rights (if any), the conversion or exchange rights attached thereto (if any), the voting rights attached thereto (if any) and the terms and conditions of any share purchase plan or sinking fund with respect thereto. Before the issue of the first shares of a series, the directors shall send to the Director (as defined in the Business Corporations Act (Ontario) articles of amendment con- taining a description of such series including the designation, rights, privileges, restrictions and conditions determined by the dir- ectors.
Ranking of Senior Preferred Shares. No rights, privileges, restrictions or conditions attached to a series of Senior Preferred Shares shall confer upon a series a priority in respect of dividends or return of capital over any other series of Senior Preferred Shares. The Senior Preferred Shares shall be entitled to priority over the Junior Preferred Shares and Common Shares of the Cor- poration and over any other shares ranking junior to the Senior Preferred Shares with respect to priority in the payment of di- vidends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether vol- untary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of wind- ing up its affairs. If any cumulative dividends or amounts payable on a return of capital in respect of a series of Senior Preferred Shares are not paid in full, the Senior Preferred Shares of all series shall participate rateably in respect of such dividends, includ- ing accumulations, if any, in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full, and in respect of any repayment of capital in accordance with the sums that would be payable on such repay- ment of capital if all sums so payable were paid in full; provided, however, that in the event of there being insufficient assets to satisfy in full all such claims as aforesaid, the claims of the holders of the Senior Preferred Shares with respect to repayment of capital shall first be paid and satisfied and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends. The Senior Preferred Shares of any series may also be given such other preferences not incon- sistent with clauses (1) to (4) hereof over the Junior Preferred Shares and Common Shares and over any other shares ranking ju- nior to the Senior Preferred Shares as may be determined in the case of such series of Senior Preferred Shares.
Voting Rights. Except as hereinafter referred to or as otherwise provided by law or in accordance with any voting rights which may from time to time be attached to any series of Senior Preferred Shares, the holders of the Senior Preferred Shares as a class shall not be entitled as such to receive notice of, to attend or to vote at any meeting of the shareholders of the Corporation.
Approval of Holdings of Senior Preferred Shares. The rights, privileges, restrictions and conditions attaching to the Senior Pre- ferred Shares as a class may be added to, changed or removed but only with the approval of the holders of Senior Preferred Shares given as hereinafter specified.
The approval of the holders of Senior Preferred Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Senior Preferred Shares as a class or any other matter requiring the consent of the holders of the Senior Pre- ferred Shares as a class may be given in such manner as may then be required by law, subject to a minimum requirement that such approval be given by resolution passed by the affirmative vote of at least 2/3 of the votes cast at a meeting of the holders of Senior Preferred Shares duly called for that purpose. The formalities to be observed in respect of the giving of notice of any such meeting or any adjourned meeting and the conduct hereof shall be those from time to time prescribed by the Business Corpora- tions Act (Ontario) (as from time to time amended, varied or replaced) and the by-laws of the Corporations with respect to meet- ings of shareholders. On every poll taken at a meeting of holders of Senior Preferred Shares as a class, or at a joint meeting of

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,

Exhibit 3.1
Director/Registrar, Ministry of Public and Business Service Delivery    Page 4 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

the holders of two or more series of Senior Preferred Shares, each holder of Senior Preferred Shares entitled to vote thereat shall have 1 vote in respect of each Senior Preferred Share held by him/her.

SERIES A SENIOR PREFERRED SHARES
The following is a statement of the rights, privileges, restrictions and conditions attaching to the Series A Senior Preferred shares (the “Series A Preferred Shares”) in the capital of the Corporation. Capitalized terms not defined in Sections (1) through (17) are defined in Section (18) hereof.
Designation and Amount. There shall be a series of Senior Preferred Shares of the Corporation designated as the “Series A Senior Preferred Shares” and the number of shares constituting such series shall be four hundred eighty five million (485,000,000) shares (each a “Series A Preferred Share”).
Ranking. The Series A Preferred Shares shall rank, with respect to rights as to dividends, distributions, redemptions and pay- ments upon the liquidation, dissolution and winding up of the Corporation (a) senior to all of the Junior Preferred Shares, Com- mon Shares and any other class or series of capital shares of the Corporation, hereafter issued or authorized, the terms of which do not expressly provide that such class or series ranks senior to or on a parity with the Series A Preferred Shares as to di- vidends, distributions, redemptions and payments upon the liquidation, dissolution and winding up of the Corporation (such shares being referred to hereinafter collectively as “Junior Shares”), (b) on a parity basis with each other class or series of capital shares hereafter issued or authorized, the terms of which expressly provide that such class or series ranks on a parity basis with the Series A Preferred Shares as to dividends, distributions, redemptions and payments upon the liquidation, dissolution and winding up of the Corporation (such shares being referred to hereinafter collectively as “Pari Passu Shares”), and (c) on a junior basis with each other class or series of capital shares hereafter issued or authorized, the terms of which expressly provide that such class or series ranks on a senior basis to the Series A Preferred Shares as to dividends, distributions, redemptions and pay- ments upon the liquidation, dissolution and winding up of the Corporation (such shares being referred to hereinafter collectively as “Senior Shares”). Notwithstanding anything to the contrary in these Articles of Continuance (these “Articles of
Continuance”), the Corporation shall have the right to create and issue Series A-1 Preferred Shares and Series A-2 Preferred
Shares (each as defined below) pursuant to Section (10) without the consent of the Holders.

No Maturity or Sinking Fund. The Series A Preferred Shares shall have no stated maturity and will not be subject to any sinking fund.
Liquidation. In the event of a Liquidation Event, holders of Series A Preferred Shares (each, a “Holder” and collectively, the “Hold- ers”) shall be entitled to receive in cash out of the assets of the Corporation legally available therefor, whether from capital or from earnings available for distribution to its shareholders (the “Liquidation Funds”) upon such Liquidation Event, before any amount shall be paid to the holders of Junior Shares, but subject to the rights of Senior Shares and Pari Passu Shares, an amount per Series A Preferred Share equal to the greater of (i) the Conversion Amount per Series A Preferred Share and accrued and un- paid Dividends thereon, if any (and any accrued and unpaid dividends thereon accrued pursuant to Section (5)(c) and (ii) the amount that would have been received had such Series A Preferred Shares and accrued and unpaid Dividends thereon, if any (and any accrued and unpaid dividends thereon accrued pursuant to Section (5)(c)) been converted immediately prior to such Li- quidation Event at the then effective Conversion Rate (without regard to any limitations on conversion); provided that, if the Li- quidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of Pari Passu Shares, if any, then each Holder and each holder of any such Pari Passu Shares shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds that would be payable to such Holder or holder of Pari Passu Shares as a liquidation preference in accordance with their respective rights set out in the Articles from time to time, as a percentage of the full amount of Liquidation Funds that would be payable to all Holders and holders of Pari Passu Shares in accordance with their respective rights set out in the Articles from time to time.

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 5 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

Exhibit 3.1
Dividends.

Preferential Dividends.

From and after the Issuance Date, the Holders of record as they appear on the books of the Corporation on February 15, May 15, August 15 and November 15 of each cal- endar year following the Issuance Date (each such date, a “Preferential Dividend Re-
cord Date”) shall be entitled to receive, to the fullest extent permitted by law and out of funds lawfully available therefor, before any dividends shall be declared, set apart for or paid upon the Common Shares or any other Junior Shares, dividends per Series A Preferred Share on the applicable Preferential Dividend Date (as defined below) in arrears for the previous Calendar Quarter equal to an amount calculated at 5.50% per annum (the “Preferential Dividend Rate”) on the Issue Price of each such Series A Preferred Share computed on the basis of a 360-day year and twelve 30-day months (the “Preferential Dividends”). For the avoidance of doubt, the first Preferential Di- vidends to be paid by the Corporation on March 15, 2023 shall be prorated for the period starting on the Issuance Date through such Preferential Dividend Date.
Preferential Dividends shall be payable on March 15, June 15, September 15 and December 15 of each calendar year following the Issuance Date, or, if any such date falls on a day that is not a Business Day, the next day that is a Business Day (each such date, a “Preferential Dividend Date”).
Preferential Dividends shall be payable on each Preferential Dividend Date, to the Holders of record on the related Preferential Dividend Record Date, in whole or in part, in cash (“Cash Preferential Dividend”) or, so long as there is no Equity Condi- tions Failure in respect of the Preferential Dividend Shares occurring on the applicable Preferential Dividend Date (subject to waiver of any such Equity Conditions Failure in accordance with clause (v) below) by any Holder with respect to such Holder only, in Common Shares (the “Preferential Dividend Shares”), at the Corporation’s election, subject to any required stock exchange approval to issue such Common Shares.
The Corporation shall give written notice (a “Preferential Dividend Election Notice”)
to each Holder on or prior to the fifteenth (15th) Trading Day immediately prior to the applicable Preferential Dividend Date (the date such notice is delivered to the Hold- ers, the “Preferential Dividend Notice Date”) indicating whether it elects to pay Pref- erential Dividend on any Preferential Dividend Date in Cash Preferential Dividend, in Preferential Dividend Shares or a combination thereof (and if a combination, the pro- portion that will be paid in Cash Preferential Dividend), which election shall be the same for all Holders. If the Corporation does not give a Preferential Election Notice in respect of a Preferential Dividend Date in accordance with the immediately preceding sentence, the Corporation will be deemed to have elected Cash Preferential Dividend in respect of the Preferential Dividends due on such Preferential Dividend Date.
If the Corporation elects the payment of applicable Preferential Dividend in Preferen- tial Dividend Shares, in whole or in part, in respect of a Preferential Dividend Date, and an Equity Conditions Failure occurs at any time prior to such Preferential Di- vidend Date that the Corporation expects will last through such Preferential Dividend Date (which is not waived in writing by such Holder), the Corporation shall provide

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 6 of 50

Exhibit 3.1
BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

each Holder a written notice to that effect by no later than the Trading Day immedi- ately following the date upon which the Corporation has knowledge of such Equity Conditions Failure, indicating that unless such Holder waives the Equity Conditions Failure in writing, the applicable portion of Preferential Dividend as to which such Holder did not waive the Equity Conditions Failure shall be paid as Cash Preferential Dividend.
If any portion of Preferential Dividend for a particular Preferential Dividend Date shall be paid in Preferential Dividend Shares, then on the applicable Preferential Dividend Date, the Corporation shall issue to the Holder, such number of Common Shares equal to (a) the amount of Preferential Dividend payable on the applicable Preferen- tial Dividend Date in Preferential Dividend Shares divided by (b) 97% of the simple av- erage of the daily Weighted Average Prices of the Common Shares on each Trading Day during the ten (10) consecutive Trading Days immediately following the applic- able Preferential Dividend Notice Date. Notwithstanding anything herein to the con- trary, if the price set forth in clause (b) of the immediately preceding sentence is less than US$59.722 (as adjusted for any share dividend, share split, share combination, reclassification or similar transaction relating to the Common Shares occurring after the Subscription Date) or less than the minimum price required such that the Com- mon Shares are deemed to be issued at or above the market price or otherwise not requiring shareholder approval by the Toronto Stock Exchange (or its successor), then the Corporation shall be required to pay the applicable Preferential Dividends on the applicable Preferential Dividend Payment Date in cash as a Cash Preferential Di- vidend. All Preferential Dividend Shares shall be fully paid and nonassessable Com- mon Shares (rounded in accordance with Section (6)(b)). By written notice to all Hold- ers, the Corporation may irrevocably elect to eliminate its ability to pay Preferential Dividends with Preferential Dividend Shares (i) unless and until it receives the ap- proval of its shareholders for the issuance of Common Shares in excess of the Ex- change Cap (as defined below) or (ii) subject to no conditions.
Participating Dividends. From and after the Issuance Date, the Holders on the record date fixed for holders of Common Shares for dividends or distributions in a Calendar Quarter (or, in the event no such date is fixed in such Calendar Quarter, on the Preferential Dividend Record Date occurring in such Calendar Quarter) shall be entitled to receive, to the fullest extent permitted by law and out of funds lawfully available therefor, concurrently with the payment of regular quarterly cash dividends (or, in the event no such regular quarterly cash dividends are made, on the Preferential Dividend Date) paid to the holders of Common Shares, the greater of (A) such regular quarterly cash dividends paid to the holders of Common Shares to the same ex- tent as if such Holders had converted the Series A Preferred Shares into Common Shares (without regard to any limitations on conversion) and had held such Common Shares on such record date (or, in the event no such date is fixed in such Calendar Quarter, on the Preferential Dividend Record Date occurring in such Calendar Quarter) and (B) US$0.27 (as adjusted for any share dividend, share split, share combination, reclassification or similar transaction relating to the Common Shares occurring after the Subscription Date) per Common Share issuable upon conversion of the Series A Preferred Shares pursuant to Section (6)(a) on the applicable record date for payment of such dividend (or, in the event no such date is fixed in such Calendar Quarter, on the Preferential Dividend Record Date occurring in such Calendar Quarter)
(without regard to any limitations on conversion) (the “Participating Dividends” and together

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 7 of 50

Exhibit 3.1

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

with the Preferential Dividends, the “Dividends”). For the avoidance of doubt, Holders shall be entitled to receive to the fullest extent permitted by law and out of funds lawfully available therefor the Participating Dividend set forth in Section (5)(b)(B) each Calendar Quarter regard- less of whether a regular quarterly cash dividend is declared on the Common Shares. Notwith- standing anything to the contrary set forth in this Section (5)(b), in no event shall the Participat- ing Dividend include any special cash dividend payable to the holders of Common Shares, in- cluding the special cash dividend, if any, to be declared and paid in connection with the trans- actions contemplated by the Merger Agreement (the “IAA Special
Dividend”); provided, however, for the avoidance of doubt, that special cash dividends, includ-
ing, without limitation, the IAA Special Dividend, shall adjust the Conversion Rate in accordance with Section (7)(a)(iii).
General. The Dividends shall be paid by the Corporation to the fullest extent permitted by ap- plicable law and out of funds lawfully available therefor. Dividends on the Series A Preferred Shares shall commence accruing on the Issuance Date, shall be cumulative and shall continue to accrue without interest whether or not declared and whether or not in any fiscal year there shall be net profits or surplus available for the payment of Dividends in such fiscal year, so that if in any fiscal year or years, Dividends in whole or in part are not paid upon the Series A Pre- ferred Shares as required by this Section (5) for any reason, including, without limitation, be- cause there are no funds legally available therefor, unpaid Dividends shall accumulate thereon. If the Corporation fails to declare and pay full Preferential Dividends on the Series A Preferred Shares on any Preferential Dividend Date as provided in this Section (5), then any Preferential Dividends payable on such Preferential Dividend Date on the Series A Preferred Shares but not paid shall accrue an additional dividend thereon at a rate equal to the Preferential Dividend Rate, computed on the basis of a 360-day year and twelve 30-day months, from and including the applicable Preferential Dividend Date to but excluding the day on which the Corporation shall have paid in accordance with this Section (5) all Dividends on which the Series A Preferred Shares that are then in arrears or until the conversion, redemption or repurchase of the applic- able Series A Preferred Shares. The Corporation shall not (either directly or through any of its Subsidiaries) redeem or repurchase any Pari Passu Shares or Junior Shares, unless the Corpor- ation has declared all Dividends on the Series A Preferred Shares that have accrued through the Preferential Dividend Record Date immediately preceding the date of such redemption or repurchase and paid all Dividends on the Series A Preferred Shares that are payable through the Preferential Dividend Date immediately preceding the date of such redemption or repur- chase other than redemptions or repurchases of (i) Series A Preferred Shares, Series A-1 Pre- ferred Shares or Series A-2 Preferred Shares, as applicable, (ii) Junior Shares in the ordinary course of business in connection with any employment contract, equity incentive plan, benefit plan or other similar arrangement with or for the benefit of current or former employees, of- ficers, directors or consultants; provided that not more than US$10.0 million is paid by the Cor- poration to redeem or repurchase Junior Shares in accordance with this clause (ii) in any 12 consecutive month period; (iii) Pari Passu Shares or Junior Shares as a result of an exchange or conversion of any class or series of Pari Passu Shares or Junior Shares for any other class or series of Pari Passu Shares (in the case of Pari Passu Shares) or Junior Shares (in the case of Pari Passu Shares or Junior Shares); and (iv) fractional interests in Pari Passu Shares or Junior Shares pursuant to the conversion or exchange provisions of such Pari Passu Shares or Junior Shares or the security being converted or exchanged.
Conversion of Series A Preferred Shares into Common Shares. Series A Preferred Shares shall be convertible into Common

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,

Exhibit 3.1
Director/Registrar, Ministry of Public and Business Service Delivery    Page 8 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

Shares on the terms and conditions set forth in this Section (6).

Holder’s Conversion Right. Subject to the provisions of Section (6)(e), at any time or times on or after the Issuance Date, any Holder shall be entitled to convert any Series A Preferred Shares into fully paid and nonassessable Common Shares in accordance with this Section (6) at the Conversion Rate (as defined below).
Conversion. The number of Common Shares issuable upon conversion by a Holder of Series A Preferred Shares pursuant to Section (6)(a) shall be determined by multiplying (x) the Conver- sion Amount in respect of the Series A Preferred Shares converted by such Holder pursuant to Section (6)(a), by (y) the Conversion Rate. In addition, the Corporation will deliver, to the fullest extent permitted by law and out of funds lawfully available therefor, cash in respect of accrued and unpaid Dividends, if any (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), with respect to such Series A Preferred Shares converted by such Holder pur- suant to Section (6)(a). In connection with any conversion request, a Holder must convert at least 1,000 Series A Preferred Shares (unless it holds fewer than 1,000 Series A Preferred Shares at the time of such request, in which case, it must convert such number of Series A Pre- ferred Shares held). No fractional Common Shares are to be issued upon the conversion of any Series A Preferred Share, but rather the number of Common Shares to be issued shall be roun- ded down to the nearest whole number and the Corporation shall in lieu of delivering any frac- tional Common Share issuable upon conversion, to the fullest extent permitted by law and out of funds lawfully available therefor, make a cash payment (calculated to the nearest cent) equal to such fraction multiplied by the Closing Sale Price of the Common Shares on the relevant Conversion Date without interest. The applicable Conversion Rate is subject to adjustment as hereinafter provided.
Mechanics of Conversion. The conversion of Series A Preferred Shares shall be conducted in the following manner:
Holder’s Delivery Requirements. To convert Series A Preferred Shares into Common Shares on any date, a Holder shall (A) deliver to the Corporation for receipt on or prior to 5:30 p.m., New York City Time, on such date, a copy of a properly completed and duly executed notice of conversion executed by the registered Holder of the Series A Preferred Shares subject to such conversion in the form attached hereto as Ex- hibit 1 (a “Conversion Notice”); and (B) deliver to the Corporation funds for the pay- ment of any applicable share transfer, documentary, stamp or similar taxes.
Corporation’s Response. As soon as practicable after the applicable Conversion Date, but in any event within two (2) Trading Days, the Corporation shall (A) (x) provided the Transfer Agent is participating in the Depository Trust Company (“DTC”) Fast Auto-
mated Securities Transfer Program (“FAST Program”) and the Common Shares issu-
able upon such conversion are DTC eligible and are issuable without a restricted le- gend and with an unrestricted CUSIP, as reasonably determined by the Corporation, credit such aggregate number of Common Shares to which such Holder shall be en- titled to such Holder’s or its designee’s balance account with DTC through its De- posit/Withdrawal at Custodian system, or (y) if the Transfer Agent is not participating in the DTC FAST Program or the Common Shares issuable upon such conversion are not DTC eligible or are not issuable without a restricted legend and with an unrestric- ted CUSIP, as reasonably determined by the Corporation, make a book-entry notation

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

Exhibit 3.1
,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 9 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

registered in the name of such Holder or its designee, for the number of Common Shares to which such Holder shall be entitled and deliver to the address as specified in the applicable Conversion Notice any notice required by law and (B) deliver, to the fullest extent permitted by law and out of funds lawfully available therefor, cash in re- spect of accrued and unpaid Dividends, if any (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), with respect to such Series A Preferred Shares converted by such Holder pursuant to Section (6)(a). While any Series A Preferred Shares are outstanding, the Corporation shall use a transfer agent that participates in the FAST Program or any successor program.
Record Holder. To the fullest extent permitted by law, the Person or Persons entitled to receive the Common Shares issuable upon a conversion of Series A Preferred Shares shall be treated for all purposes as the record holder or holders of such Com- mon Shares on the applicable Conversion Date or Mandatory Conversion Date (as defined below), as applicable, irrespective of the date such Common Shares are cred- ited to such Holder’s account with DTC or the date of the book-entry notations eviden- cing such Common Shares, as the case may be.
Corporation’s Failure to Timely Convert. If a Holder has not received all of the Com- mon Shares to which such Holder is entitled on or within two (2) Trading Days after the applicable share delivery date with respect to a conversion of Series A Preferred Shares for any reason other such Holder’s failure to comply with the conditions set forth herein, then such Holder, upon written notice to the Corporation, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any Series A Preferred Shares that have not been converted pursuant to such Holder’s Conversion Notice.
Mandatory Conversion at the Corporation’s Election. If at any time, or from time to time, during the applicable Mandatory Conversion Period (i) the applicable Mandatory Conversion Price Condition is satisfied and (ii) no Equity Conditions Failure exists on the Mandatory Conversion Date, the Corporation shall from time to time have the right to require the Holders to convert all, or any portion, of the outstanding Series A Preferred Shares, as designated in the Mandat- ory Conversion Notice (as defined below) relating to the applicable Mandatory Conversion on the applicable Mandatory Conversion Date into fully paid, validly issued and nonassessable Common Shares and the Corporation will deliver, to the fullest extent permitted by law and out of funds lawfully available therefor, cash in respect of accrued and unpaid Dividends, if any (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), with respect to such Series A Preferred Shares converted by the Corporation pursuant to this Section (6)(d) (a
“Mandatory Conversion”). The number of Common Shares issuable to a Holder in connection with a Mandatory Conversion pursuant to this Section (6)(d) shall be determined by multiply- ing (x) the Conversion Amount in respect of the Series A Preferred Shares of such Holder con- verted by the Corporation pursuant to this Section (6)(d) by (y) the Conversion Rate as of the applicable Mandatory Conversion Date. No fractional Common Shares are to be issued upon the Mandatory Conversion of any Series A Preferred Share, but rather the number of Common Shares to be issued shall be rounded down to the nearest whole number and the Corporation shall in lieu of delivering any fractional Common Share issuable upon conversion make, to the fullest extent permitted by law and out of funds lawfully available therefor, a cash payment (calculated to the nearest cent) equal to such fraction multiplied by the Closing Sale Price of the

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

Exhibit 3.1
,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 10 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

Common Shares on the relevant Mandatory Conversion Date without interest. The Corporation may exercise its right to require conversion under this Section (6)(d) by delivering not more than one (1) Trading Day following the end of any such Mandatory Conversion Measuring Period a written notice thereof to all Holders (a “Mandatory Conversion Notice” and the date the Corporation delivers such notice to all Holders is referred to as a “Mandatory Conversion
Notice Date”). Each Mandatory Conversion Notice shall be irrevocable. Each Mandatory Con-
version Notice shall (i) state (a) the Trading Day on which the applicable Mandatory Conversion shall occur, which Trading Day shall be the twentieth (20th) Trading Day following the applic- able Mandatory Conversion Notice Date (unless an earlier date is agreed to in writing between the Corporation and a Holder, but only with respect to such Holder) (a “Mandatory Conver-
sion Date”), (b) the aggregate Conversion Amount of the Series A Preferred Shares which the
Corporation has elected to be subject to such Mandatory Conversion from such Holder and all other Holders pursuant to this Section (6)(d), (c) the amount of accrued and unpaid Dividends, if any (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), with respect to such Series A Preferred Shares converted by the Corporation pursuant to this Section (6)(d), (d) the number of Common Shares to be issued to such Holder on the ap- plicable Mandatory Conversion Date, (e) in the event such Mandatory Conversion cannot be consummated in full due to the limitations set forth in Section (6)(e), state whether the Corpor- ation shall on the applicable Mandatory Conversion Date, to the fullest extent permitted by law and out of funds lawfully available therefor, redeem the Series A Preferred Shares that cannot be converted due to such limitation (such Series A Preferred Shares that the Corporation has elected to be subject to a Mandatory Conversion but which cannot be so converted due to the limitations set forth in Section (6)(e), the “Excess Mandatory Conversion Shares”) and (f) state whether the conversion of all or any portion of the Series A Preferred Shares that the Corpora- tion has elected to be subject to a Mandatory Conversion will result in the issuance of a greater number of Common Shares than permitted under Section (6)(e)(i), and (ii) certify that the ap- plicable Mandatory Conversion Price Condition relating to the applicable Mandatory Conver- sion has been satisfied and that there is no Equity Conditions Failure as of the Mandatory Con- version Notice Date. If the Corporation confirmed that there was no such Equity Conditions Failure relating to the applicable Mandatory Conversion as of the applicable Mandatory Con- version Notice Date but an Equity Conditions Failure occurs at any time between the applicable
Mandatory Conversion Notice Date and the applicable Mandatory Conversion Date (a “Man-
datory Conversion Interim Period”) that the Corporation expects will last through the applic- able Mandatory Conversion Date, the Corporation shall provide each Holder a subsequent written notice to that effect. If there is an Equity Conditions Failure on the applicable Mandat- ory Conversion Date, then such Mandatory Conversion shall be null and void with respect to all or any part designated by such Holder of the unconverted Series A Preferred Shares subject to the applicable Mandatory Conversion and such Holder shall be entitled to all the rights of a holder of Series A Preferred Shares with respect to such Series A Preferred Shares; provided, however, that if a Holder waives in writing an Equity Conditions Failure dur- ing the applicable Mandatory Conversion Interim Period, then the Corporation shall be re- quired to proceed with the applicable Mandatory Conversion with respect to such Holder. Not- withstanding anything to the contrary in this Section (6)(d), until the applicable Mandatory Con- version has occurred, the Series A Preferred Shares subject to the Mandatory Conversion may be converted, in whole or in part, by a Holder into Common Shares pursuant to Sections (6)(a)-
(c). All Series A Preferred Shares converted by a Holder after a Mandatory Conversion Notice
Date shall reduce the Series A Preferred Shares required to be converted on the related Man-

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

Exhibit 3.1

,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 11 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

datory Conversion Date. If a Mandatory Conversion cannot be consummated in full due to the limitations set forth in Section (6)(e), then (i) on the applicable Mandatory Conversation Date, only that portion of the applicable Mandatory Conversion that complies with the limitations set forth in Section (6)(e) shall occur, (ii) unless the Corporation has indicated in the applicable Mandatory Conversion Notice that it shall redeem the applicable Excess Mandatory Conversion Shares on the applicable Mandatory Conversion Date, such Holder must promptly deliver one or more Conversion Notice(s) to the Corporation upon disposition of any securities of the Cor- poration that would permit the conversion of any portion of such Excess Mandatory Conver- sion Shares and (iii) notwithstanding anything herein to the contrary, Preferential Dividends with respect to the Series A Preferred Shares which the Corporation has elected to be subject to such Mandatory Conversion shall cease to accrue and be payable as of the applicable Man- datory Conversion Date and all approval, consent or voting rights and any right to a Make- Whole Amount shall cease with respect to the Series A Preferred Shares not able to be so con- verted. If a Mandatory Conversion consummated in full would violate the limitations set forth in (i) Section (6)(e)(ii), the Corporation may indicate in the related Mandatory Conversion Notice that it shall redeem, to the fullest extent permitted by law and out of funds lawfully available therefor, the Excess Mandatory Conversion Shares on the applicable Mandatory Conversion Date in cash, without interest, at a price equal to the greater of (x) 100% of the Conversion Amount in respect of the applicable Excess Mandatory Conversion Shares and (y) the product of (1) the Conversion Amount of the applicable Excess Mandatory Conversion Shares and (2) the quotient determined by dividing (A) the greatest Closing Sale Price of the Common Shares during the period beginning on the Trading Day immediately preceding the applicable Mandat- ory Conversion Notice Date and ending on the Trading Day immediately preceding the applic- able Mandatory Conversion Date, by (B) the lowest Conversion Price in effect during such period referred to in the immediately preceding clause (y)(2)(A) or (ii) Section (6)(e)(i), the Cor- poration may indicate in the related Mandatory Conversion Notice that it shall redeem the por- tion of the Series A Preferred Shares that is subject to a Mandatory Conversion that cannot be converted due to the limitations set forth in Section (6)(e)(i) on the applicable Mandatory Con- version Date in cash, without interest, at a price per Common Share that the Corporation is prohibited from issuing pursuant to Section (6)(e)(i) equal to the amount set forth in the last sentence of Section (6)(e)(i). If the Corporation elects to cause a Mandatory Conversion pursu- ant to this Section (6)(d), then it must simultaneously take the same action in the same propor- tion with respect to all Series A Preferred Shares to the extent practicable or, if the pro rata basis is not practicable for any reason, by lot or such other equitable method as the Corpora- tion determines in good faith. On the Mandatory Conversion Date, each Series A Preferred Share to be converted pursuant to such Mandatory Conversion shall automatically be conver- ted into fully paid, validly issued, nonassessable Common Shares as described above without any further act or deed on the part of the Corporation, any Holder or any other Person.
Limitation on Conversions.

Principal Market Regulation. The Corporation shall not be obligated to issue any Com- mon Shares pursuant to the terms of these Articles of Continuance, and the Holders shall not have the right to receive any Common Shares pursuant to the terms of these Articles of Continuance, to the extent the issuance of such Common Shares would ex- ceed 22,165,789 Common Shares (as adjusted for any share dividend, share split, share combination, reclassification or similar transaction relating to the Common
Shares occurring after the Subscription Date) (the “Exchange Cap”), except that such

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

Exhibit 3.1
,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 12 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

limitation shall not apply in the event that the Corporation obtains the approval of its shareholders as required by the applicable rules of the Principal Market and the Toronto Stock Exchange (or its successor), as applicable, for issuances of Common Shares in excess of such amount or if the Principal Market and the Toronto Stock Ex- change (or its successor), as applicable, allows for a greater number of Common Shares to be issued pursuant to these Articles of Continuance. Until such approval is obtained, no Holder shall be issued in the aggregate, pursuant to the terms of these Articles of Continuance, Common Shares in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the number of Series A Preferred Shares issued to such initial Holder pursuant to the Securities Pur- chase Agreement on the Issuance Date and the denominator of which is the aggreg- ate number of all Series A Preferred Shares issued to the initial Holders pursuant to the Securities Purchase Agreement on the Issuance Date (with respect to each such
Holder, the “Exchange Cap Allocation”). In the event that any Holder shall sell or oth-
erwise transfer any of such Holder’s Series A Preferred Shares, the transferee shall be allocated a pro rata portion of such Holder’s Exchange Cap Allocation, and the restric- tions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any Holder shall have converted any of such Holder’s Series A Preferred Shares into a number of Common Shares which, in the aggregate, is less than such Holder’s Ex- change Cap Allocation, then the difference between such Holder’s Exchange Cap Al- location and the number of Common Shares actually issued to such Holder shall be allocated to the respective Exchange Cap Allocations of the remaining Holders on a pro rata basis in proportion to the Common Shares underlying the Series A Preferred Shares then held by each such Holder. In the event that the Corporation is prohibited from issuing any Common Shares in connection with a conversion of Series A Pre- ferred Shares pursuant to Section (6)(a) or Section (6)(d)or in respect of Preferential
Dividend Shares as a result of the operation of this Section (6)(e)(i) (the “Exchange
Cap Shares”), the Corporation shall, to the fullest extent permitted by law and out of funds lawfully available therefor, pay cash on or prior to the applicable share delivery date to such Holder in exchange for the redemption of such number of Series A Pre- ferred Shares held by the Holder that are not convertible into such Exchange Cap Shares at a price equal to the product of (x) such number of Exchange Cap Shares and (y) the Closing Sale Price of the Common Shares on the applicable Conversion Date or Mandatory Conversion Date, as the case may be, except that if the Exchange Cap Shares are Preferential Dividend Shares, the Corporation shall instead pay to such Holder Cash Preferential Dividends on the applicable Preferential Dividend Date in accordance with Section (5).
HSR Cap. Notwithstanding anything to the contrary contained herein, until the HSR Date the Corporation shall not effect the conversion of any portion of Series A Pre- ferred Shares held by an HSR Holder in excess of the HSR Amount, and no HSR Holder shall have the right to convert any portion of its Series A Preferred Shares in excess of the HSR Amount pursuant to the terms and conditions of these Articles of Continu- ance and any such conversion shall be null and void and treated as if never made.
Transfer Taxes. The Corporation shall not be required to pay any documentary stamp or sim- ilar tax that may be payable in respect of the issuance, delivery, payment or other transfer of

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

Exhibit 3.1

,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 13 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

Exhibit 3.1

Adjustments to Conversion Rate.

Series A Preferred Shares, Common Shares or other securities, and shall not be required to make any such issuance, delivery, payment or other transfer unless and until the Person en- titled to such issuance, delivery, payment or other transfer or any other Person liable for such tax has paid to the Corporation the amount of any such tax or has established, to the reason- able satisfaction of the Corporation (as determined in its reasonable discretion), that such tax has been paid or is not payable.

Adjustments. The Conversion Rate will be subject to adjustment, without duplication, upon the occurrence of the following events, except that the Corporation shall not make any adjustment to the Conversion Rate if each Holder of the Series A Preferred Shares participates, at the same time and upon the same terms as holders of Common Shares and solely as a result of holding Series A Preferred Shares, in any transaction described in this Section (7)(a), without having to convert its Series A Preferred Shares, as if it held a number of Common Shares equal to (x) the Conversion Rate, multiplied by (y) the Conversion Amount of Series A Preferred Shares held by such Holder (without regard to any limitations on conversion):
The exclusive issuance of Common Shares as a dividend or distribution on all or sub- stantially all of the Common Shares, or a subdivision or combination of Common Shares or a reclassification of Common Shares into a greater or lesser number of Common Shares, in which event the Conversion Rate shall be adjusted based on the following formula:
CR1 = CR0 x (OS1 / OS0)

CR0 = the Conversion Rate in effect immediately prior to the open of business on (i) the Ex-Dividend Date for such dividend or distribution, or (ii) the effective date of such subdivision, combination or reclassification
CR1 = the new Conversion Rate in effect immediately after the open of business on (i) the Ex-Dividend Date for such dividend or distribution, or (ii) the effective date of such subdivision, combination or reclassification
OS0 = the number of Common Shares outstanding immediately prior to the open of business on (i) the Ex-Dividend Date for such dividend or distribution or (ii) the effect- ive date of such subdivision, combination or reclassification
OS1 = the number of Common Shares outstanding immediately after, and solely as a result of, the completion of such event
Any adjustment made pursuant to this clause (i) shall be effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution, or the effective date of such subdivision, combination or reclassification, as applicable. If any such event is announced or declared but does not occur, the Conversion Rate shall be readjusted, effective as of the date the Corporation announces that such event shall not occur, to the Conversion Rate that would then be in effect if such event had not been declared.
The dividend, distribution or other issuance to all or substantially all holders of Com-

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 14 of 50

Exhibit 3.1
BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

mon Shares of rights (other than rights, options or warrants distributed in connection with a shareholder rights plan (in which event the provisions of Section (7)(a)(vi) shall apply)), options or warrants entitling them to subscribe for or purchase Common Shares for a period expiring forty-five (45) days or less from the date of issuance thereof, at a price per share that is less than the Current Market Price as of the date such dividend, distribution or other issuance is publicly announced (the “Public An-
nouncement Date”) for such issuance, in which event the Conversion Rate will be in-
creased based on the following formula: CR1 = CR0 x [(OS0+X) / (OS0+Y)]
CR0 = the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such dividend, distribution or issuance
CR1 = the new Conversion Rate in effect immediately following the open of business on the Ex-Dividend Date for such dividend, distribution or issuance
OS0 = the number of Common Shares outstanding immediately prior to the open of business on the Ex-Dividend Date for such dividend, distribution or issuance
X = the total number of Common Shares issuable pursuant to such rights, options or warrants
Y = the number of Common Shares equal to the aggregate price payable to exercise such rights, options or warrants divided by the Current Market Price as of the Public Announcement Date for such dividend, distribution or issuance
For purposes of this clause (ii), in determining whether any rights, options or warrants entitle the holders to purchase the Common Shares at a price per share that is less than the Current Market Price as of the Public Announcement Date for such dividend, distribution or issuance, there shall be taken into account any consideration the Cor- poration receives for such rights, options or warrants, and any amount payable on ex- ercise thereof, with the value of such consideration, if other than cash, to be the Fair Market Value thereof.
Any adjustment made pursuant to this clause (ii) shall become effective immediately following the open of business on the Ex-Dividend Date for such dividend, distribution or issuance. In the event that such rights, options or warrants are not so issued, the Conversion Rate shall be readjusted, effective as of the date the Corporation publicly announces its decision not to issue such rights, options or warrants, to the Conversion Rate that would then be in effect if such dividend, distribution or issuance had not been declared. To the extent that such rights, options or warrants are not exercised prior to their expiration or Common Shares are otherwise not delivered pursuant to such rights, options or warrants upon the exercise of such rights, options or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the dividend, distribution or issuance of such rights, options or warrants been made on the basis of the delivery of only the number of Common Shares actually delivered.
The distribution by the Corporation to all or substantially all holders of its Common

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

Exhibit 3.1
,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 15 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

Shares (other than for cash in lieu of fractional shares), shares of any class of its share capital, evidences of its indebtedness, assets, other property, securities or special cash dividends (including, without limitation, the IAA Special Dividend, but exclud- ing (A) regular quarterly cash dividends that are Participating Dividends in accordance with Section (5)(b)), (B) dividends or distributions referred to in Section (7)(a)(i) or Sec- tion (7)(a)(ii) hereof, (C) Distribution Transactions as to which Section (7)(a)(iv) shall ap- ply, (D) rights, options or warrants distributed in connection with a shareholder rights plan as to which Section (7)(a)(v) shall apply and (E) distributions of Reference Prop- erty in a Corporate Event described in Section (9)(c) hereof) (any of such shares of its share capital, indebtedness, assets, property, securities or special cash dividends that are not so excluded are hereinafter called the “Distributed Property”), then, in each such case the Conversion Rate shall be adjusted based on the following formula: CR1 = CR0 x [SP0 / (SP0 - FMV)]
CR0 = the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution
CR1 = the new Conversion Rate in effect immediately after the open of business on the Ex-Dividend Date for such dividend or distribution
SP0 = the Current Market Price as of the Ex-Dividend Date for such dividend or distri- bution
FMV = the Fair Market Value of the portion of Distributed Property distributed with re- spect to each outstanding Common Share on the Ex-Dividend Date for such dividend or distribution; provided that in the event of a dividend or distribution of cash, FMV shall equal the amount in cash per Common Share the Corporation distributes to all or substantially all holders of its Common Shares; provided further that, if FMV is equal or greater than SP0, then in lieu of the foregoing adjustment, the Corporation shall dis- tribute to each Holder of Series A Preferred Shares on the date the applicable Distrib- uted Property is distributed to holders of Common Shares, but without requiring such Holder to convert its Series A Preferred Shares, in respect of each Series A Preferred Share held by such Holder, the amount of Distributed Property such holder would have received had such holder owned a number of Common Shares equal to the Con- version Rate on the Ex-Dividend Date for such dividend or distribution
Any adjustment made pursuant to this clause (iii) shall be effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution. If any such dividend or distribution is declared but does not occur, the Conversion Rate shall be readjusted, effective as of the date the Corporation announces that such dividend or distribution shall not occur, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.
The Corporation effects a Distribution Transaction, in which case the Conversion Rate shall be increased based on the following formula:
CR1 = CR0 x [(FMV + MP0) / MP0]

CR0 = the Conversion Rate in effect immediately prior to the end of the Valuation

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

Exhibit 3.1

,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 16 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

Period (as defined below)

CR1 = the new Conversion Rate in effect immediately after the end of the Valuation Period
FMV = the arithmetic average of the Weighted Average Prices for a common share or similar equity interest distributed per Common Share to holders of Common Shares over the first ten (10) consecutive Trading Day period after, and including, the Ex-Di- vidend Date for the Distribution Transaction (the “Valuation Period”); provided that, if there is no Weighted Average Price of the common share or similar equity interest dis- tributed to holders of the Common Shares on such Ex-Dividend Date, the “Valuation Period” shall be the ten (10) consecutive Trading Day period after, and including, the first Trading Day such Weighted Average Price is available
MP0 = the arithmetic average of the Weighted Average Price per Common Share over the Valuation Period
Such adjustment shall become effective immediately following the close of business on the last Trading Day of the Valuation Period. If an adjustment to the Conversion Rate is re- quired under this Section (7)(a)(iv), delivery of any additional Common Shares that may be deliverable upon conversion as a result of an adjustment required under this Section (7)(a)(iv) shall be delayed to the extent necessary in order to complete the cal- culations provided for in this Section (7)(a)(iv). If any Distribution Transaction is declared but not so paid or made, the Conversion Rate shall be immediately decreased, effective as of the date the Board of Directors of the Corporation (the “Board”) determines not to pay or make such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared or announced.
If the Corporation or any of its Subsidiaries make a payment in respect of a tender or exchange offer for the Common Shares that is subject to the then applicable tender offer rules under the Exchange Act, other than an odd lot tender offer pursuant to Rule 13e-4(h)(5) under the Exchange Act, to the extent that the cash and value of any other consideration included in the payment per Common Share exceeds the average of the Weighted Average Prices of the Common Shares over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Conversion Rate shall be increased based on the following for- mula:
CR1 = CR0 x [AC+(SP1 x OS1)] / (OS0 x SP1)

CR0 = the Conversion Rate in effect immediately prior to the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeed- ing the date such tender or exchange offer expires
CR1 = the Conversion Rate in effect immediately after the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires
AC = the aggregate value of all cash and any other consideration (as determined by the

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,

Exhibit 3.1
Director/Registrar, Ministry of Public and Business Service Delivery    Page 17 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

Corporation) paid or payable for Common Shares purchased in such tender or ex- change offer
OS0 = the number of Common Shares outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to the purchase of all Common Shares accepted for purchase or exchange in such tender or exchange offer)
OS1 = the number of Common Shares outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase of all Common Shares accepted for purchase or exchange in such tender or exchange offer)
SP1 = the average of the Weighted Average Prices of the Common Shares over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires
The adjustment to the Conversion Rate under this Section (7)(a)(v) shall occur at the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires. If an adjustment to the Conversion Rate is required under this Section (7)(a)(v), delivery of any additional Com- mon Shares that may be deliverable upon conversion as a result of an adjustment re- quired under this Section (7)(a)(v) shall be delayed to the extent necessary in order to complete the calculations provided for in this Section (7)(a)(v). If the Corporation or one of its Subsidiaries is obligated to purchase Common Shares pursuant to any such tender or exchange offer described in the preceding paragraph but the Corporation is, or such Sub- sidiary is, permanently prevented by applicable law from effecting any such purchase or all such purchases are rescinded, the Conversion Rate will be decreased to be the Conver- sion Rate that would then be in effect if such tender or exchange offer had not been made or had been made only in respect of the purchases that have been effected.
If the Corporation has a shareholder rights plan in effect with respect to the Common Shares on any Conversion Date or Mandatory Conversion Date, upon conversion of any of the Series A Preferred Shares, Holders of such shares will receive, in addition to the applicable number of Common Shares, the rights under such rights plan relating to such Common Shares, unless, prior to such Conversion Date, the rights have (A) be- come exercisable or (B) separated from the Common Shares (the first of such events to occur, a “Trigger Event”), in which case, the Conversion Rate will be adjusted, ef-
fective automatically at the time of such Trigger Event, as if the Corporation had made a distribution of such rights to all holders of the Common Shares as described in Sec- tion (7)(a)(ii) (without giving effect to the forty-five (45) day limit on the exercisability of rights, options or warrants ordinarily subject to such Section (7)(a)(ii)), subject to ap- propriate readjustment in the event of the expiration, termination or redemption of such rights prior to the exercise, deemed exercise or exchange thereof. Notwithstand- ing the foregoing, to the extent any such shareholder rights are exchanged by the Corporation for Common Shares or other property or securities, the Conversion Rate shall be appropriately readjusted as if such shareholder rights had not been issued, but the Corporation had instead issued such Common Shares or other property or se- curities as a dividend or distribution of Common Shares pursuant to Section (7)(a)(i) or Section (7)(a)(iii), as applicable.

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

Exhibit 3.1

,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 18 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

To the extent that such rights are not exercised prior to their expiration, termination or redemption, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the occurrence of the Trigger Event been made on the basis of the issuance of, and the receipt of the exercise price with respect to, only the number of Common Shares actually issued pursuant to such rights.
Notwithstanding anything to the contrary in this Section (7)(a)(vi), no adjustment shall be required to be made to the Conversion Rate with respect to any Holder which is, or is an “affiliate” or “associate” of, an “acquiring person” (or analogous term) under such shareholder rights plan or with respect to any direct or indirect transferee of such Holder who receives Series A Preferred Shares in such transfer after the time such Holder becomes, or its affiliate or associate becomes, an “acquiring person” (or ana- logous term).
Calculation of Adjustments. All adjustments to the Conversion Rate shall be calculated by the Corporation to the nearest 1/10,000,000th of one Common Share (or if there is not a nearest 1/10,000,000th of a share, to the next lower 1/10,000,000th of a share). No adjustment to the Conversion Rate will be required unless such adjustment would require an increase or de- crease of at least one percent of the Conversion Rate; provided, however, that any such adjust- ment that is not required to be made will be carried forward and taken into account in any subsequent adjustment; provided further that any such adjustment of less than one percent that has not been made will be made upon any conversion.
When No Adjustment Required.

Except as otherwise provided in this Section (7), the Conversion Rate will not be adjus- ted for the issuance of Common Shares or any securities convertible into or ex- changeable for Common Shares or carrying the right to purchase any of the forego- ing, or for the repurchase of Common Shares.
Except as otherwise provided in this Section (7), the Conversion Rate will not be adjus- ted as a result of the issuance of, the distribution of separate certificates represent- ing, the exercise or redemption of, or the termination or invalidation of, rights pursu- ant to any shareholder rights plans.
No adjustment to the Conversion Rate will be made:

upon the issuance of any Common Shares pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in Common Shares under any plan in which purchases are made at market prices on the date or dates of purchase, without discount, and whether or not the Corporation bears the ordinary costs of administration and operation of the plan, including brokerage commissions;
upon the issuance of any Common Shares or options or rights to purchase such shares pursuant to any present or future employee, director or officer benefit or equity incentive arrangement, plan or program of or assumed by the Corporation or any of its Subsidiaries or of any employee agreements or arrangements or programs;

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

Exhibit 3.1
,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 19 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

except as otherwise provided in this Section (7) upon the issuance of any Common Shares pursuant to any option, warrant, right, or exercisable, exchangeable or any shares or securities directly or indirectly convertible into or exercisable or exchange- able for Common Shares;
for dividends or distributions declared or paid to holders of Common Shares in which Holders participate pursuant to Section (5);
for a third-party tender offer or exchange offer by any party other than a tender offer or exchange offer by one or more of the Corporation’s Subsidiaries as described in Section (7)(a)(v); or
for any accrued and unpaid dividends (in accordance with Section (5)(c)) or Dividends.

Successive Adjustments. After an adjustment to the Conversion Rate under this Section (7), any subsequent event requiring an adjustment under this Section (7) shall cause an adjustment to each such Conversion Rate as so adjusted.
Multiple Adjustments. For the avoidance of doubt, if an event occurs that would trigger an ad- justment to the Conversion Rate pursuant to this Section (7) under more than one subsection hereof, such event, to the extent fully taken into account in a single adjustment, shall not result in multiple adjustments hereunder; provided, however, that if more than one subsection of this Section (7) is applicable to a single event, the subsection shall be applied that produces the highest adjusted Conversion Rate.
Notice of Adjustments. Whenever the Conversion Rate is adjusted as provided under this Sec- tion (7), the Corporation shall as soon as reasonably practicable following the occurrence of an event that requires such adjustment (or if the Corporation is not aware of such occurrence, as soon as reasonably practicable after becoming so aware) compute the adjusted applicable Conversion Rate in accordance with this Section (7) and prepare and transmit to the Holders and if the Transfer Agent maintains the register and records pursuant to Section (17), the
Transfer Agent a certificate of an authorized officer of the Corporation (an “Officer’s Certific-
ate”) setting forth the applicable Conversion Rate, the method of calculation thereof, and the facts requiring such adjustment and upon which such adjustment is based.
Transfer Agent. The Transfer Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require any adjustment of the Con- version Rate or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Transfer Agent shall be fully authorized and protected in relying on any Officer’s Certificate delivered pursuant to Section (7)(f) and any adjustment contained therein and the Transfer Agent shall not be deemed to have knowledge of any adjustment unless and until it has received such certificate. The Transfer Agent shall not be responsible for any failure of the Corporation to issue, transfer or deliver any Common Shares pursuant to the conversion of Series A Preferred Shares or to comply with any of the duties, responsibilities or covenants of the Corporation contained in this Section (7).
Offer To Repurchase. If, at any time while any Series A Preferred Shares remain outstanding, the Corporation redeems or repur- chases any of its Common Shares, Junior Shares, options or warrants that are convertible, exchangeable or exercisable for Com- mon Shares after it has redeemed or repurchased from and after the Subscription Date an aggregate of US$2.0 billion of Com-

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

Exhibit 3.1
,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 20 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

mon Shares (and/or Common Shares underlying any Junior Shares, options or warrants that are convertible, exchangeable or ex- ercisable for Common Shares) (an “Offer to Repurchase Event”), the Corporation shall deliver a written notice thereof (an “Of- fer to Repurchase Notice”) no later than five (5) Business Days following the end of the Calendar Quarter during which one or more Offer to Repurchase Events occurred to all, but not less than all, of the Holders (the date the Corporation delivers such no- tice to all Holders is referred to as an “Offer to Repurchase Notice Date”) and offer to repurchase (an “Offer to Repurchase”) from each Holder a number of such Holder’s Series A Preferred Shares equal to no less than such Holder’s Offer to Repurchase
Pro Rata Portion of the Offer to Repurchase Percentage of the Series A Preferred Shares then issued and outstanding (such num- ber of Series A Preferred Shares, the “Offer to Repurchase Shares”). An Offer to Repurchase shall offer to redeem each such Of- fer to Repurchase Share for cash at a price equal to the applicable Offer to Repurchase Price. Within twenty (20) Business Days after the receipt by the Holder of an Offer to Repurchase Notice, each Holder may require the Corporation to redeem to the fullest extent permitted by law and out of funds lawfully available therefor, at the Offer to Repurchase Price, up to the amount of such Holder’s Offer to Repurchase Shares by delivering written notice thereof (an “Acceptance Notice”) to the Corporation which Acceptance Notice shall indicate the number of Offer to Repurchase Shares that such Holder is electing to redeem and the wire instructions for the payment of the applicable Offer to Repurchase Price to such Holder. Each Offer to Repurchase shall oc- cur on the thirtieth (30th) Business Day following the end of the Calendar Quarter during which one more Offers to Repurchase giving rise to the applicable Offer to Repurchase occurred (an “Offer to Repurchase Date”). Each Offer to Repurchase Notice shall (A) describe the applicable Offer to Repurchase Event, including, without limitation, the calculation of the Offer to Repur- chase Pro Rata Portion, the Offer to Repurchase Percentage and the Offer to Repurchase Price and (B) state the maximum Offer to Repurchase Price to be paid to such Holder on such Offer to Repurchase Date. On the applicable Offer to Repurchase Date the Corporation shall deliver or shall cause to be delivered to the Holder to the fullest extent permitted by law and out of funds law- fully available therefor the Offer to Repurchase Price in cash by wire transfer of immediately available funds pursuant to wire in- structions provided by the Holder in writing to the Corporation in its Acceptance Notice. Unless otherwise indicated in a Conver- sion Notice, all Series A Preferred Shares converted by the Holder after the Offer to Repurchase Notice Date shall reduce the Holder’s right to require redemption of the Holder’s Offer to Repurchase Shares on a one-for-one basis.
Change of Control Redemption Rights.

Holders’ Change of Control Redemption Right. No later than ten (10) days prior to the consum- mation of a Change of Control, or, if not practicable as promptly as reasonably practicable after the Corporation is aware of such Change of Control, the Corporation shall deliver written no- tice thereof to the Holders (a “Change of Control Notice”) setting forth a description of such transaction in reasonable detail and the anticipated Change of Control Redemption Date (as defined below) if then known. At any time during the period beginning after a Holder’s receipt of a Change of Control Notice and ending on the date that is twenty (20) Trading Days after the consummation of such Change of Control, such Holder may require the Corporation to redeem (a “Change of Control Redemption”), to the fullest extent permitted by law and out of funds lawfully available therefor, all or any portion of such Holder’s Series A Preferred Shares by de- livering written notice thereof (“Change of Control Redemption Notice”) to the Corporation and, if the Transfer Agent maintains the register and records pursuant to Section (17), the Transfer Agent, which Change of Control Redemption Notice shall indicate the number of Series A Preferred Shares such Holder is electing to redeem (which number shall be at least one thousand (1,000) Series A Preferred Shares) (unless it holds fewer than 1,000 Series A Pre- ferred Shares at the time of such request, in which case, it must convert such number of Series A Preferred Shares held) and include wire instructions for the payment of the applicable Change of Control Redemption Price. Any Series A Preferred Shares subject to redemption pur- suant to this Section (9)(a) shall, to the fullest extent permitted by law and out of funds lawfully available therefor, be redeemed by the Corporation in cash, without interest, at a price equal to the sum of (A) the greater of (x) the Conversion Amount of the Series A Preferred Shares be-

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,

Exhibit 3.1
Director/Registrar, Ministry of Public and Business Service Delivery    Page 21 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

ing redeemed and (y) the Change of Control As-Converted Value with respect to the Series A Preferred Shares being redeemed, (B) the Make-Whole Amount and (C) accrued and unpaid Di- vidends, if any (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), with respect to such Series A Preferred Shares being redeemed (the amount in this clause (C), the “Change of Control Accrued Dividends Payment”, the sum of the amounts in the immediately preceding clauses (A) and (B), the “Base Change of Control Redemption Price” and the sum of
the amounts in the immediately preceding clauses (A), (B) and (C), the “Change of Control Re-
demption Price”); provided, however, that each Holder, at its option, may, instead of requiring the redemption of any Series A Preferred Shares, elect in its Change of Control Redemption Notice to require the Corporation to exchange such Series A Preferred Shares for (1) such num- ber of Common Shares (the “Redemption Exchange Shares”) calculated by dividing (x) the ap- plicable Base Change of Control Redemption Price, by (y) the applicable Make-Whole Share Price, and, (2) to the fullest extent permitted by law and out of funds lawfully available therefor, the applicable Change of Control Accrued Dividends Payment in cash (together with the Re- demption Exchange Shares, the “Redemption Exchange Consideration”). The Corporation shall make payment of the Change of Control Redemption Price, or the exchange of Series A Preferred Shares for Redemption Exchange Consideration, concurrently with the consumma- tion of such Change of Control if such a Change of Control Redemption Notice is received at least five (5) Trading Days prior to the consummation of such Change of Control and within five
(5) Trading Days after the Corporation’s receipt of such notice otherwise (the “Change of Con-
trol Redemption Date”). Once a Change of Control Redemption Notice has been delivered, the Series A Preferred Shares submitted for redemption (or exchange) under this Section (9)(a) may not be converted, in whole or in part, pursuant to Sections(6)(a)-(c). In the event that a Holder elects to require the exchange of Series A Preferred Shares for Re- demption Exchange Consideration as set forth above, the Corporation shall make appropriate provision to ensure that such Holder will have the right to receive, in exchange for the Re- demption Exchange Shares included in such Redemption Exchange Consideration (or in lieu of Redemption Exchange Shares included in such Redemption Exchange Consideration, if the Change of Control is consummated before the delivery of such Redemption Exchange Shares), such shares of stock, securities, cash, assets or any other property whatsoever (including war- rants or other purchase or subscription rights), if any, which are paid to the holders of Com- mon Shares of the Corporation in connection with such Change of Control in accordance with Section (9)(c). Notwithstanding anything to the contrary contained in this Section (9)(a), in the event of a Change of Control Redemption, the Corporation shall only pay the Change of Control Redemption Price in cash as required by this Section (9) after paying in full in cash all obligations of the Corporation and its Subsidiaries under any credit agreement, indenture or similar agreement evidencing indebtedness for borrowed money (including the termination of all commitments to lend, to the extent required by such credit agreement, indenture or similar agreement) in excess of US$50.0 million, individually, and in existence at the time of such Change of Control Redemption (without giving effect to any amendment, supplement, restate- ment, replacement, refinance or other modification thereto on or after or in anticipation of such Change of Control) (collectively, the “Debt Documents”), which requires prior payment of the obligations thereunder (and termination of commitments thereunder, if applicable) as a condition to the payment of such Change of Control Redemption Price in cash (all such re- quired payments under the Debt Documents in the event of a Change of Control are collect- ively referred to as the “Senior Debt Payments”; provided, however, that the Corporation shall use its commercially reasonable best efforts to pay such Senior Debt Payments without delay

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,

Exhibit 3.1
Director/Registrar, Ministry of Public and Business Service Delivery    Page 22 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

in accordance with the terms of the Debt Documents and shall not be allowed to circumvent any payment of a Change of Control Redemption Price by unnecessarily delaying the payment of any Senior Debt Payments.
Redemption by the Corporation Upon a Qualified Change of Control. In the case of a Change of Control as a result of which the Series A Preferred Shares are not convertible into common share capital that is quoted on or listed for trading on an Eligible Market (a “Qualified Change of Control”), any Series A Preferred Shares, may be redeemed, at the option of the Corpora-
tion (or its successor or the acquiring or surviving Person in such Qualified Change of Control), upon not less than thirty (30) days’ notice delivered to the Holders not later than ten (10) days after the consummation of such Qualified Change of Control, at a redemption price per share equal to the Change of Control Redemption Price with respect to such Qualified Change of Control. Unless the Corporation (or its successor or the acquiring or surviving Person in such Qualified Change of Control) defaults in making the redemption payment on the applicable Change of Control Redemption Date, on and after such Change of Control Redemption Date, (A) Dividends shall cease to accrue on the Series A Preferred Shares so called for redemp- tion, (B) all Series A Preferred Shares called for redemption shall no longer be deemed out- standing and (C) all rights with respect to such Series A Preferred Shares shall on such Change of Control Redemption Date cease and terminate, except only the right of the Holders thereof to receive the amount payable in such redemption.
Corporate Events. If there shall occur any Fundamental Transaction, as a result of which the Common Shares are converted into or exchanged for securities, cash, assets or other property (a “Corporate Event”), then following any such Corporate Event, each Series A Preferred Share shall remain outstanding (subject to the last paragraph of Section (14)) and be convertible into the number, kind and amount of securities, cash, assets or other property which a Holder would have received in such Corporate Event had such Holder converted its Series A Preferred Share into the applicable number of Common Shares immediately prior to the effective date of the Corporate Event using the Conversion Rate applicable immediately prior to the effective date of such Corporate Event (the “Reference Property”); and, in such case, appropriate ad- justment shall be made in the application of the provisions set forth in Section (7) and this Sec- tion (9)(c) with respect to the rights and interests thereafter of the Holders, to the extent that the provisions set forth in Section (7) and this Section (9)(c) (including provisions with respect to changes in and other adjustments of the Conversion Rate) and Section (9) shall thereafter be applicable in relation to any securities, cash, assets or other property thereafter deliverable upon the conversion of the Series A Preferred Shares. The Corporation (or any successor thereto) shall, no less than twenty (20) Business Days prior to the occurrence of any Corporate Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the securities, cash, assets or other property that each Series A Preferred Share will be convertible into under this Section (9)(c). Failure to deliver such notice shall not affect the operation of this Section (9)(c). The Corporation shall not enter into any agreement for a transaction constituting a Corporate Event unless, subject to the last paragraph of Sec- tion (14), (i) such agreement provides for, or does not interfere with or prevent (as applicable), conversion of the Series A Preferred Shares in a manner that is consistent with and gives effect to this Section (9)(c) and (ii) to the extent that the Corporation is not the surviving entity in such Corporate Event or will be dissolved in connection with such Corporate Event, proper provision shall be made in the agreements governing such Corporate Event for the conversion of the Series A Preferred Shares into the Reference Property and the assumption by such Person of

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

Exhibit 3.1

,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 23 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

the obligations of the Corporation under these Articles. If the Corporate Event causes the Com- mon Shares to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any form of shareholder election), then for the purposes of this Section (9)(c), the Reference Property into which the Series A Preferred Shares shall be convertible shall be deemed to be the weighted average of the types and amounts of consideration per share actually received by holders of Common Shares. The Cor- poration shall notify Holders of the weighted average as soon as practicable after such determ- ination is made. The provisions of this Section shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion of the Series A Preferred Shares.
Right of the Holders to Convert to Series A-1 and Series A-2 Preferred Shares; Corporation’s Option to Redeem Upon Such Re- quest.
Conversion to Series A-1. Each Holder shall have the right, at such Holder’s option on or prior to the thirtieth (30th) day immediately preceding the fourth (4th) anniversary of the Issuance Date, but not prior to the date that is sixty (60) days prior to such date, subject to the conver- sion procedures set forth in Section (10)(e) and the Corporation’s right to effect a Corporation Dividend Increase Redemption pursuant to Section (11)(b)(iii), to convert each Series A Pre- ferred Share of such Holder into one Series A-1 Preferred Share (as defined below) (the “Series
A-1 Conversion Right”). The right of conversion may be exercised as to all or any portion of such Holder’s Series A Preferred Shares; provided that, in each case, no right of conversion may be exercised by a Holder in respect of less than one (1) Series A Preferred Share (as adjus- ted for any share dividend, share split, share combination, reclassification or similar transac- tion relating to the Series A Preferred Shares occurring after the Subscription Date). On the fourth (4th) anniversary of the Issuance Date (the “Series A-1 Conversion Date”), if the Corpor- ation has not delivered a Corporation Dividend Increase Redemption Notice prior to such date, then the Corporation shall convert the amount of Series A Preferred Shares specified in the Di- vidend Increase Conversion Notice (as defined in Section (10)(e)), if any, to Series A-1 Preferred Shares as of the Series A-1 Conversion Date. For the avoidance of doubt, (i) the Conversion
Amount of the Series A-1 Preferred Shares to be issued upon such conversion shall equal the Conversion Amount of the Series A Preferred Shares submitted for conversion upon exercise of the Series A-1 Conversion Right set forth herein and (ii) accrued and unpaid Dividends, if any (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), in respect of Series A Preferred Shares converted for Series A-1 Preferred Shares pursuant to this Section (10)(a) will be converted into accrued and unpaid Dividends (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), in respect of such Series A-1 Preferred Shares.
Series A-1 Preferred Shares. Upon the Holder exercising its Series A¬1 Conversion Right pursu- ant to Section (10)(a), the Corporation shall on or prior to the Series A-1 Conversion Date create the Series A-1 Preferred Shares and, upon such creation, the Corporation shall at all times re- serve and keep available out of its authorized and unissued Senior Preferred Shares, solely for designation as Series A-1 Senior Preferred Shares (each, a “Series A-1 Preferred Share” and collectively, the “Series A-1 Preferred Shares”) to be issued upon the conversion of the Series
A Preferred Shares, such number of Senior Preferred Shares as shall from time to time be equal to the number of Series A-1 Preferred Shares issuable upon the conversion of all the Series A Preferred Shares then outstanding. Any Series A-1 Preferred Shares issued upon con-

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 24 of 50

Exhibit 3.1

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

version of Series A Preferred Shares shall be duly authorized, validly issued, fully paid and nonassessable.
Conversion to Series A-2. Each Holder shall have the right, at such Holder’s option on or prior to the thirtieth (30th) day immediately preceding the ninth (9th) anniversary of the Issuance Date, but not prior to the date that is sixty (60) days prior to such date, subject to the conver- sion procedures set forth in Section (10)(e) and the Corporation’s right to effect a Corporation Dividend Increase Redemption pursuant to Section (11)(b)(iii), to convert each of such Holder’s Series A Preferred Share and/or Series A-1 Preferred Share into a Series A-2 Preferred Share
(as defined below) (the “Series A-2 Conversion Right”). The right of conversion may be exer-
cised as to all or any portion of such Holder’s Series A Preferred Shares and/or Series A-1 Pre- ferred Shares; provided that, in each case, no right of conversion may be exercised by a Holder in respect of less than one (1) Series A Preferred Share (as adjusted for any share dividend, share split, share combination, reclassification or similar transaction relating to the Series A Preferred Shares occurring after the Subscription Date) and/or one (1) Series A¬1 Preferred Share (as adjusted for any share dividend, share split, share combination, reclassification or similar transaction relating to the Series A-1 Preferred Shares occurring after the Subscription Date). On the ninth (9th) anniversary of the Issuance Date (the “Series A-2 Conversion Date”
and together with the Series A-1 Conversion Date a “Dividend Increase Conversion Date”), if
the Corporation has not delivered a Corporation Dividend Increase Redemption Notice prior to such date, then the Corporation shall convert the amount of Series A Preferred Shares and/or Series A-1 Preferred Shares, as applicable, specified in the Dividend Increase Conversion Notice to Series A-2 Preferred Shares as of the Series A-2 Conversion Date. For the avoidance of doubt, (i) the Conversion Amount of the Series A-2 Preferred Shares to be issued upon such conversion shall equal the Conversion Amount of the Series A Preferred Shares and/or the Series A-1 Preferred Shares submitted for conversion upon exercise of the Series A-2 Conver- sion Right set forth herein, (ii) the Series A-2 Conversion Right entitles (x) a Holder to convert all or some of such Holder’s Series A Preferred Shares into Series A-2- Preferred Shares and (y) a holder of Series A-1 Preferred Shares to convert all or some of such Holder’s Series A-1 Pre- ferred Shares into Series A-2- Preferred Shares and (iii) accrued and unpaid Dividends, if any (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), in respect of Series A Preferred Shares or Series A-1 Preferred Shares, as the case may be, converted for Series A-2 Preferred Shares pursuant to this Section (10)(c) will be converted into accrued and unpaid Di- vidends (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), in respect of such Series A-2 Preferred Shares.
Series A-2 Preferred Shares. Upon the Holder exercising its Series A¬2 Conversion Right pursu- ant to Section (10)(c), the Corporation shall on or prior to the Series A-2 Conversion Date create the Series A-2 Preferred Shares and, upon such creation, the Corporation shall at all times re- serve and keep available out of its authorized and unissued Senior Preferred Shares, solely for designation as Series A-2 Senior Preferred Shares (each, a “Series A-2 Preferred Share” and col- lectively, the “Series A-2 Preferred Shares”), to be issued upon the conversion of the Series A Preferred Shares and/or Series A-1 Preferred Shares, such number of Series A-2 Preferred Shares as shall from time to time be equal to the number of Series A Preferred Shares and Series A-1 Preferred Shares issuable upon the conversion of all Series A Preferred Shares and
Series A-1 Preferred Shares then outstanding. Any Series A-2 Preferred Shares issued upon conversion of Series A Preferred Shares and/or Series A-1 Preferred Shares, as applicable, shall be duly authorized, validly issued, fully paid and nonassessable.

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

Exhibit 3.1
,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 25 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

Exhibit 3.1

Optional Redemptions.

Notice of Intended Conversion. To exercise its Series A-1 Conversion Right or its Series A-2 Con- version Right, a Holder shall, not less than thirty (30) days prior to the fourth (4th) or ninth (9th) anniversary of the Issuance Date, as applicable, but not prior to the date that is sixty (60) days prior to such date, (A) deliver a written notice executed by the registered Holder of the Series A Preferred Shares and/or Series A-1 Preferred Shares, as applicable, subject to such conversion (a “Dividend Increase Conversion Notice”) to the Corporation, which Dividend Increase Con- version Notice shall indicate the amount of Series A Preferred Shares and/or Series A-1 Pre- ferred Shares, as applicable, such Holder is electing to convert pursuant to Sections (10)(a) or (c), as applicable; and (B) deliver to the Corporation funds for the payment of any applicable share transfer, documentary, stamp or similar taxes.
Series A-1 and B-2 Articles of Amendment. If a Holder validly delivers a Dividend Increase Con- version Notice and the Corporation does not exercise its right to redeem pursuant to Sec- tion (11)(b)(iii) with respect to all Series A Preferred Shares and/or Series A-1 Preferred Shares, as applicable, specified in the Holder’s Dividend Increase Conversion Notice, then the Corpora- tion shall, prior to the Dividend Increase Conversion Date, file Articles of Amendment setting forth the designation, preferences and rights of the Series A-1 Preferred Shares or Series A-2 Preferred Shares, as applicable, which Articles of Amendment will be in the same form as these Articles of Continuance, except for changes (i) to account for the different series, different dates, including issuance dates, and changes in law, (ii) in the case of the Series A-1 Preferred Shares Articles of Amendment, to Sections (10) and (11) to, among other things, account for the right of Series A-1 Preferred Shares to convert into Series A-2 Preferred Shares, to reserve an adequate amount of Senior Preferred Shares to accommodate such conversion right and to provide a redemption right by the Corporation analogous to the rights in Section (11)(b)(iii) to provide for the Corporation’s right to redeem the Series A-1 Preferred Shares upon a Holder exercising its right to convert Series A-1 Preferred Shares into Series A-2 Preferred Shares and, in the case of the Series A-2 Preferred Shares Articles of Amendment, to eliminate this Sec- tion (10) conversion right for the Series A-2 Preferred Shares and the corresponding Corpora- tion redemption right in Section (11)(b)(iii) and (iii) to the Preferential Dividend Rate, which with respect to the Series A-1 Preferred Shares shall replace “5.50%” with “7.50%”, and with respect to the Series A-2 Preferred Shares shall replace “5.50%” or “7.50%”, as the case may be, with the fixed percentage equal to the greater of (x) 600 bps over the Daily Simple SOFR as in effect on the first date a Holder validly delivers a Dividend Increase Conversion Notice in respect of its Series A-2 Conversion Right to the Corporation and (y) 10.50%. The Series A-1 Preferred Shares and Series A-2 Preferred Shares shall have the same preferences, rights and obligations as the Series A Preferred Shares, other than solely with respect to the Preferential Dividend Rate. For the avoidance of doubt, Dividends on the Series A-1 Preferred Shares and on the Series A-2 Preferred Shares shall start to accrue as of the applicable Dividend Increase Conversion Date.

General. Other than as specifically permitted by these Articles of Continuance, the Corporation may not redeem any of the outstanding Series A Preferred Shares (it being understood that the Corporation may purchase Series A Preferred Shares in the open market or in negotiated transactions).
Redemption at the Option of the Corporation.

Corporation Optional Redemption. At any time after February 1, 2032, so long as

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 26 of 50

Exhibit 3.1
BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

there is no Equity Conditions Failure on the applicable Corporation Optional Redemp- tion Date (as defined below), the Corporation shall have the right to redeem all or any portion of the Series A Preferred Shares then outstanding as designated in the applic- able Corporation Optional Redemption Notice (as defined below) (the “Corporation
Optional Redemption Shares”) on the applicable Corporation Optional Redemption
Date (a “Corporation Optional Redemption”). Each Corporation Optional Redemp- tion Share shall be redeemed by the Corporation on the applicable Corporation Op- tional Redemption Date in cash, without interest, at a price equal to 100% of the Con- version Amount of such Corporation Optional Redemption Share plus accrued and unpaid Dividends thereon, if any (and any accrued and unpaid dividends thereon ac- crued pursuant to Section (5)(c)) (the “Corporation Optional Redemption Price”). The Corporation may exercise its right to redeem the Corporation Optional Redemp- tion Shares under this Section (11)(b)(i) by delivering a written notice thereof to all, but not less than all, of the Holders (a “Corporation Optional Redemption Notice” and
the date the Corporation delivers such notice to all Holders is referred to as a “Cor-
poration Optional Redemption Notice Date”). Each Corporation Optional Redemp- tion Notice shall be irrevocable. Each Corporation Optional Redemption Notice shall (A) state the date on which the applicable Corporation Optional Redemption shall occur (a “Corporation Optional Redemption Date”), which date shall be the forty fifth (45th) day (or, if such date falls on a day that is not a Business Day, the next day that is a Business Day) following the applicable Corporation Optional Redemption Notice Date, (B) state the number of the Series A Preferred Shares which the Corpora- tion has elected to redeem from the Holders on the applicable Corporation Optional Redemption Date and (C) confirm that there is no Equity Conditions Failure on the ap- plicable Corporation Optional Redemption Notice Date.
Corporation Merger Termination Redemption. If the Merger Agreement is terminated in accordance with its terms and all confidential information that constitutes material, nonpublic information communicated by the Corporation, any of its Subsidiaries or any of their respective Affiliates, employees, officers, representatives or agents to the Buyers (as defined in the Securities Purchase Agreement) or any of their Affiliates has been publicly disclosed, then during the ninety (90) days following the later of (x) Au- gust 7, 2023 and (y) the termination of the Merger Agreement, so long as there is no Equity Conditions Failure on the applicable Corporation Merger Termination Redemp- tion Notice Date (as defined below), the Corporation shall have the right to redeem between fifty percent (50%) and one hundred percent (100%) of the Series A Preferred Shares then outstanding as designated in the applicable Corporation Merger Termin-
ation Redemption Notice (as defined below) (the “Corporation Merger Termination
Redemption Shares”) on the applicable Corporation Merger Termination Redemp- tion Date (a “Corporation Merger Termination Redemption”). Each Corporation Merger Termination Redemption Share shall be redeemed by the Corporation on the
Corporation Merger Termination Redemption Date in cash, without interest, at a price equal to 102% of the sum of (x) the Conversion Amount of such Corporation Merger Termination Share and (y) accrued and unpaid Dividends thereon, if any (and any ac- crued and unpaid dividends thereon accrued pursuant to Section (5)(c)) (the “Corpor-
ation Merger Termination Redemption Price”). The Corporation may exercise its right to redeem the Corporation Merger Termination Redemption Shares by deliver-

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 27 of 50

Exhibit 3.1

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

ing a written notice thereof to all, but not less than all, of the Holders (a “Corporation Merger Termination Redemption Notice” and the date the Corporation delivers such notice to all Holders is referred to as a “Corporation Merger Termination Redemp-
tion Notice Date”). Each Corporation Merger Termination Redemption Notice shall be irrevocable. Each Corporation Merger Termination Redemption Notice shall (A) state the date on which the applicable Corporation Merger Termination Re- demption shall occur (a “Corporation Merger Termination Redemption Date”), which date shall be the tenth (10th) day (or, if such date falls on a day that is not a Business Day, the next day that is a Business Day) following the applicable Corpora- tion Merger Termination Redemption Notice Date, (B) state the number of the Series A Preferred Shares which the Corporation has elected to redeem from the Holders on the Corporation Merger Termination Redemption Date, and (C) confirm that there is no Equity Conditions Failure on the applicable Corporation Merger Termination Re-
demption Notice Date.

Corporation Redemption Upon Dividend Increase. If one or more Holders delivered a Dividend Increase Conversion Notice to the Corporation in compliance with Sec- tion (10), so long as there is no Equity Conditions Failure on the applicable Corpora- tion Dividend Increase Redemption Date (as defined below), the Corporation shall have the right to redeem all or any portion of the Series A Preferred Shares and/or Series A-1 Preferred Shares, as applicable, for which an increase in the Preferential Di- vidend Rate has been demanded, as designated in the applicable Corporation Di-
vidend Increase Redemption Notice (as defined below) (such shares the “Corporation
Dividend Increase Redemption Shares”) on the applicable Corporation Dividend In- crease Redemption Date (a “Corporation Dividend Increase Redemption”). The Cor- poration Dividend Increase Redemption Shares shall be redeemed by the Corporation on the applicable Corporation Dividend Increase Redemption Date in cash, without in- terest, at a price equal to 100% of the Conversion Amount of the Corporation Di- vidend Increase Redemption Shares to be redeemed plus accrued and unpaid Di- vidends thereon, if any (and any accrued and unpaid dividends thereon accrued pur- suant to Section (5)(c)) (a “Corporation Dividend Increase Redemption Price”). The Corporation may exercise its right to require redemption under this Section (11)(b)(iii) by delivering a written notice thereof by no later than the forty fifth (45th) day immediately following the fourth (4th) anniversary of the Issuance Date or the ninth (9th) anniversary of the Issuance Date, as applicable (or, if such date falls on a day that is not a Business Day, the next day that is a Business Day), to all, but not less than all, of the Holders who delivered a Dividend Increase Conversion No- tice to the Corporation in compliance with this Section (11)(b)(iii) (a “Corporation Di-
vidend Increase Redemption Notice”, and the date such notice is given to all of the
Holders is referred to as a “Corporation Dividend Increase Redemption Notice Date”). Each Corporation Dividend Increase Redemption Notice shall be irrevocable. Each Corporation Dividend Increase Redemption Notice shall (A) state the date on which the applicable Corporation Dividend Increase Redemption shall occur (a “Cor- poration Dividend Increase Redemption Date”), which date shall be the forty fifth
(45th) day (or, (x) if such date falls on a day that is not a Business Day, the next day that is a Business Day or (y) if there is an Equity Conditions Failure on such day, the first Business Day thereafter upon which there is no Equity Conditions

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,

Exhibit 3.1
Director/Registrar, Ministry of Public and Business Service Delivery    Page 28 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

Failure; provided that such Business Day occurs no later than the forty fifth (45th) day thereafter (the “Extended Dividend Increase Redemption Date”); provided, further, that in the event of clause (y) such Holder may elect to revoke its election to convert its Series A Preferred Shares into Series A-1 Preferred Shares or Series A¬2 Preferred Shares, as applicable, and consequently revoke the Corporation’s right to effect a re- lated Corporation Dividend Increase Redemption) following the applicable Corpora- tion Dividend Increase Redemption Notice Date, (B) state the aggregate Conversion Amount of the Series A Preferred Shares and/or Series A-1 Preferred Shares, as ap- plicable, which the Corporation has elected to redeem from the Holders on the applic-
able Corporation Dividend Increase Redemption Date, (C) state the amount of ac- crued and unpaid Dividends, if any (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), with respect to such Series A Preferred Shares redeemed by the Corporation pursuant to this Section (11)(b)(iii) and (D) confirm that there is no Equity Conditions Failure as of the applicable Corporation Dividend Increase Redemp- tion Notice Date.
Corporation Redemptions. If the Corporation confirmed that there was no Equity Con- ditions Failure as of the applicable Corporation Redemption Notice Date but an Equity Conditions Failure occurs between the applicable Corporation Redemption Notice Date and the applicable Corporation Redemption Date (a “Corporation Redemption
Interim Period”) that the Corporation expects will last through the applicable Corpor-
ation Redemption Date, the Corporation shall provide the Holders a subsequent writ- ten notice to that effect. If there is an Equity Conditions Failure on the applicable Cor- poration Redemption Date (and, with respect to Section (11)(b)(iii), the Extended Di- vidend Redemption Date), then the applicable Corporation Redemption shall be null and void with respect to all or any part designated by such Holder of the applicable unconverted Corporation Redemption Shares and such Holder shall be entitled to all the rights of a Holder with respect to such applicable Corporation Redemption Shares; provided, however, that if a Holder waives in writing an Equity Conditions Fail- ure during the applicable Corporation Redemption Interim Period, then the Corpora- tion shall be required to proceed with the applicable Corporation Redemption Date with respect to such Holder. If the Corporation elects to cause a Corporation Redemp- tion pursuant to this Section (11), then it must simultaneously take the same action in the same proportion with respect to all Corporation Redemption Shares subject to the applicable Corporation Redemption to the extent practicable, or, if the pro rata basis is not practicable for any reason, by lot or such other equitable method as the Corporation determined in good faith. If the applicable Corporation Redemption No- tice shall have been duly given, the Corporation shall irrevocably deposit or set aside the aggregate Corporation Redemption Price to be paid to all Holders of the Corpora- tion Redemption Shares entitled thereto and, from and after the applicable Corpora- tion Redemption Date, the applicable Corporation Redemption Price shall promptly be paid to all former Holders of Corporation Redemption Shares entitled thereto in respect thereof. So long as the applicable aggregate Corporation Redemption Price shall be paid in full to such Holders or is irrevocably deposited or set aside with a de- pository for payment to the Holders, the applicable Corporation Redemption shall be effective with respect to all Corporation Redemption Shares on the applicable Corpor- ation Redemption Date, and thereupon Dividends with respect to such Corporation Redemption Shares shall cease to accrue and all rights with respect to such Corpora-

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

Exhibit 3.1

,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 29 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

tion Redemption Shares shall forthwith terminate. Notwithstanding anything to the contrary in these Articles of Continuance, until the applicable Corporation Redemp- tion Price is paid in full, the Series A Preferred Shares subject to the applicable Cor- poration Redemption may be converted, in whole or in part, by such Holder into Com- mon Shares pursuant to Section (6). All Series A Preferred Shares converted by a Holder after a Corporation Redemption Notice Date shall reduce the number of Series A Preferred Shares required to be redeemed on the applicable Corporation Re- demption Date, unless such Holder otherwise indicates in the applicable Conversion Notice.
Void Redemption. In the event that the Corporation does not pay a Corporation Redemption Price within the applicable time period, at any time thereafter and until the Corporation pays such unpaid applicable Corporation Redemption Price in full, a Holder shall have the option to, in lieu of redemption, require the Corporation to promptly return to such Holder any or all of the Series A Preferred Shares that were submitted for redemption by such Holder and for which the applicable Corporation Redemption Price has not been paid, by sending written no-
tice thereof to the Corporation (the “Void Optional Redemption Notice”). Upon the Corpora-
tion’s receipt of such Void Optional Redemption Notice prior to the payment of the applicable Corporation Redemption Price, (i) any applicable redemption notice of such Holder or the Cor- poration, as the case may be, shall be null and void with respect to those Series A Preferred Shares subject to the Void Optional Redemption Notice and (ii) the Corporation shall immedi- ately return any Series A Preferred Shares subject to the Void Optional Redemption Notice.
Effect of Redemption. Subject to Section (11)(c), effective immediately prior to the close of busi- ness on the day before any Series A Preferred Shares are redeemed pursuant to these Articles of Continuance, Dividends shall no longer accrue or be declared on any such Series A Preferred Shares, and such Series A Preferred Shares shall cease to be outstanding.
Status of Redeemed Shares. Series A Preferred Shares redeemed in accordance with these Art- icles of Continuance shall return to the status of and constitute authorized but unissued Senior Preferred Shares, without classification as to series until such shares are once more classified as to a particular series by the Board pursuant to provisions of the Articles.
Reservation of Shares. The Corporation shall have sufficient authorized and unissued Common Shares for each of the Series A Preferred Shares equal to no less than the lesser of (x) the Exchange Cap and (y) 110% of the maximum number of Common Shares issuable with respect to the outstanding Series A Preferred Shares pursuant to the terms of these Articles of Continuance (assuming for purposes of this clause (y), that the Conversion Amount of the Series A Preferred Shares are convertible at the Conversion Rate and without taking into account any limitations on the conversion of the Series A Preferred Shares set forth in these Articles of Continuance) (the “Required Reserved Amount”). The Corporation shall, so long as any of the Series A Pre- ferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Com- mon Shares, solely for the purpose of issuing Common Shares with respect of the Series A Preferred Shares pursuant to the terms of these Articles of Continuance, no less than a number of Common Shares equal to the Required Reserved Amount.
Voting Rights. Other than in connection with Parent Shareholders Meeting (as defined in the Merger Agreement), each Holder shall be entitled to the whole number of votes equal to the number of whole Common Shares into which the aggregate of such Holder’s Series A Preferred Shares would be convertible on the record date for the vote or consent of shareholders or if no re- cord date is established, at the date such vote or consent is taken, and shall otherwise have voting rights and consent rights equal to the voting rights and consent rights of the Common Shares to the fullest extent permitted by law provided, however, that until the HSR Date, with respect to any HSR Holder, such HSR Holder shall only be entitled to vote a number of Series A Pre-

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

Exhibit 3.1
,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 30 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

ferred Shares in accordance with the foregoing on any matters relating to the election, designation, removal or replacement of members of the Board to the extent that such number of Series A Preferred Shares together with such HSR Holder’s Common Shares, if any, other Junior Shares, if any, Pari Passu Shares, if any, and Senior Preferred Shares of the Corporation, if any, does not exceed the HSR Amount in the aggregate; provided, further, that the Required Holders, by written notice to the Corporation, may terminate the voting rights set forth in this Section (13) effective at any time from and after the registration, if any, of the Series A Preferred Shares under the Exchange Act. Except as provided in the immediately preceding sentence, each Holder shall be entitled to receive the same prior notice of any shareholders’ meeting as is provided to the holders of Common Shares in ac- cordance with the by-laws of the Corporation, as well as prior notice of all shareholder actions to be taken by legally available means in lieu of a meeting, and shall vote as a class with the holders of Common Shares as if they were a single class of securit- ies upon any matter submitted to a vote of shareholders, except those matters required by law or by the terms hereof to be sub- mitted to a class vote of the Holders, in which case the Holders only shall vote as a separate class, or those matters required by law to be submitted to a class vote of solely the holders of Common Shares, in which case such holders only shall vote as a sep- arate class. Notwithstanding the foregoing, (i) no Holder shall be entitled, in its capacity as Holder of the Series A Preferred Shares, to vote on the Parent Share Issuance (as defined in the Merger Agreement) and (ii) in no event shall a Holder be entitled to such number of votes that is greater than the number of whole Series A Preferred Shares held by such Holder at the relevant time.
Series A Preferred Shares Approval Rights. In addition to any other rights provided by law, except where the vote or written con- sent of the holders of a greater number of shares is required by law, for as long as any Series A Preferred Shares remain out- standing, the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders but not of any other class of the Corporation’s securities, voting as a single class (and separately from all other classes and series of shares in the capital of the Corporation), shall be required before the Corporation may:
create (by reclassification or otherwise), or authorize the creation of, or issue or obligate itself to issue additional or other Senior Shares or securities exchangeable for or convertible or exer- cisable into Senior Shares;
create (by reclassification or otherwise), or authorize the creation of, or issue or obligate itself to issue additional or other Pari Passu Shares or securities exchangeable for or convertible or exercisable into Pari Passu Shares;
except as contemplated by Section (10), amend or repeal any provision of, or add any provision to, the Articles, or file any articles of amendment, preferences, limitations and relative rights of any series of preferred shares, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions of the Series A Preferred Shares, regardless of whether any such action shall be by means of amendment to the Articles or by merger, consol- idation, amalgamation, arrangement or otherwise;
increase or decrease (other than by conversion or redemption in accordance with the terms hereof) the authorized number of Series A Preferred Shares;
exchange, reclassify or cancel the Series A Preferred Shares, except as explicitly contemplated by these Articles of Continuance; or
amend or waive any provision of these Articles of Continuance that would have an adverse ef- fect on the rights, preferences, privileges, voting power or obligation of the Series A Preferred Shares or any Holder thereof.
Notwithstanding the provisions of this Section (14), (a) in the event of a Fundamental Transaction or Corporate Event, so long as: (i) the Series A Preferred Shares remain outstanding following consummation of such Fundamental Transaction

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

Exhibit 3.1
,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 31 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

or Corporate Event with its terms materially unchanged, taking into account that, upon the occurrence of such a Funda- mental Transaction or Corporate Event, the Corporation may not be the surviving entity (in which case, the Series A Pre- ferred Shares may be converted into or exchanged for preferred shares or other preferred equity of the surviving entity or its parent having terms substantially the same as the Series A Preferred Shares) and, if applicable, with any changes to the terms of the Series A Preferred Shares required pursuant to and made in compliance with the provisions of Sec- tion (9)(c) in connection with such Fundamental Transaction or Corporate Event or as otherwise deemed reasonably ne- cessary by the Corporation and (ii) if such transaction also constitutes a Change of Control, the provisions of Sec- tion (9)(a) and Section (9)(b) are complied with in connection with such Fundamental Transaction, then the occurrence of such Fundamental Transaction shall not be deemed to adversely affect the powers, preferences, or other special rights or privileges of the Series A Preferred Shares or its Holders and in such case such Holders shall not have any voting rights with respect to the occurrence of such Fundamental Transaction or Corporate Event pursuant to this Sec- tion (14) and (b) the authorization or creation of, or the increase in the number of authorized or issued shares of, or any securities convertible into shares of, or the reclassification of any security (in each case, other than the Series A Pre- ferred Shares) into, or the issuance of, Junior Shares will not require the vote the holders of the Series A Preferred Shares.
General Provisions.

In addition to the above provisions with respect to Series A Preferred Shares, the Series A Pre- ferred Shares shall be subject to and be entitled to the benefit of the provisions set forth in the Articles with respect to preferred shares of the Corporation generally; provided, however, that in the event of any conflict between such provisions, the provisions set forth in these Articles of Continuance shall control.
Any Series A Preferred Shares which are converted, repurchased or redeemed shall be auto- matically and immediately retired and shall not be reissued, sold or transferred.
Whenever notice is required to be given under these Articles of Continuance, unless otherwise provided herein, such notice shall be given by first-class mail to each record Holder of out- standing Series A Preferred Shares as such Holder’s address as the same appears on the books of the Corporation or the Transfer Agent. With respect to any notice to a Holder required to be provided hereunder, neither the failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular Holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other Holders or affect the legality or validity of any distribution, rights, warrant, reclassification, consolidation, merger, amalgamation, arrangement, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any such action. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given or delivered as of the date sent whether or not the Holder receives the notice. All notice periods referred to herein shall com- mence on the date of the mailing of the applicable notice.
Whenever any amount expressed to be due by the terms of these Articles of Continuance is due on any day which is not a Business Day, the same shall instead be due on the next suc- ceeding day which is a Business Day without interest or penalty.
If any term of the Series A Preferred Shares set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other terms set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, neverthe- less, remain in full force and effect, and no term herein set forth will be deemed dependent

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

Exhibit 3.1
,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 32 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

upon any other such term unless so expressed herein so long as these Articles of Continuance as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or re- ciprocal obligations of the parties or the practical realization of the benefits that would other- wise be conferred upon the parties. The Corporation and the Required Holders will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, in- valid or unenforceable provision(s).
It is the intent of the Corporation and the Required Holders that the provisions of these Articles of Continuance comply, and following the date hereof continue to comply, with the applicable rules of The New York Stock Exchange and The Toronto Stock Exchange, as the same may be amended from time to time, for as long as long as the Corporation’s Common Shares are listed and posted for trading on The New York Stock Exchange and/or The Toronto Stock Exchange, as the case may be (the “Applicable Stock Exchange Rules”). It is also the intent of the Corpor- ation and the Required Holders that if the Corporation no longer has a class of securities re- gistered under section 12 of the Exchange Act or is no longer required to file reports under Section 15(d) of the Exchange Act, all Exchange Act, Securities Act and other United
States references herein shall be deemed to be to the Canadian equivalent, including under applicable Canadian securities laws. In furtherance of the foregoing, if any term, covenant or restriction included in these Articles of Continuance fails at any time to comply with the Applic- able Stock Exchange Rules, or it is reasonably necessary and advisable to update the United States references to applicable Canadian references, the Corporation and the Required Hold- ers agree to negotiate in good faith to modify these Articles of Continuance so as to comply with the Applicable Stock Exchange Rules or to update with the applicable Canadian references while retaining the original intent as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible. Any amendment, modification or alteration of the rights, preferences, priv- ileges or voting powers of the Series A Preferred Shares shall, solely to the extent required by the Applicable Stock Exchange Rules, be subject to the approval of The New York Stock Ex- change and/or The Toronto Stock Exchange, as the case may be for as long as the Common Shares are listed for trading thereon.
Tax Matters.

Tax Withholdings. The Corporation shall be entitled to withhold or deduct, from any amounts payable or otherwise deliverable under these Articles of Continuance, such amounts as the Corporation determines, acting reasonably, are required to be deduc- ted or withheld with respect to such payment or delivery under the Internal Revenue Code of 1986, as amended, the Income Tax Act (Canada) or any provision of any other applicable laws. To the extent that such amounts are so deducted or withheld, such amounts shall be treated for all purposes as having been paid to the Holder to whom such amounts would otherwise have been paid, provided that such deducted or with- held amounts are remitted to the appropriate governmental authority. The Corpora- tion is hereby authorized to sell or otherwise dispose of, on behalf of any Holder, such portion of any share or other security deliverable to such Holder as is necessary to provide sufficient funds to the Corporation to enable it to comply with such deduction

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,

Exhibit 3.1
Director/Registrar, Ministry of Public and Business Service Delivery    Page 33 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

or withholding requirement and the Corporation shall notify such Holder thereof and remit the applicable portion of the net proceeds of such sale to the appropriate gov- ernmental authority and, if applicable, any portion of such net proceeds that is not re- quired to be so remitted shall be paid to such Holder. The Holders shall, on a joint and several basis, indemnify and hold harmless the Corporation for any losses, costs, penalties, fees, liabilities, damages and expenses incurred by the Corporation in re- spect of a failure to withhold, deduct, or remit any amount required to be withheld, deducted, or remitted in respect of any amounts payable pursuant to these Articles of Continuance.
Forms. If a Holder is entitled to claim an exemption or reduction from withholding tax in accordance with applicable law, such Holder shall promptly deliver such properly completed and executed documentation (including properly completed Canada Rev- enue Agency forms NR301, NR 302 or NR 303, as applicable) reasonably requested by the Corporation as will permit such payments to be made without withholding or at a reduced rate of withholding. The Corporation shall, acting reasonably, take into ac- count all such properly completed forms in determining its withholding obligations under Section (15)(g)(i). In addition, any Holder shall deliver such other tax document- ation prescribed by applicable law (including any Internal Revenue Service form W-9 or form W-8, as applicable, or any forms or other documentation as may be necessary for the Corporation to comply with its obligations under the Foreign Account Tax Com- pliance Act or otherwise reasonably requested by the Corporation). Each Holder shall provide new documentation (or successor documentation) upon the expiration or ob- solescence of any previously delivered documentation and promptly notify the Cor- poration of any change in circumstances which would modify or render invalid any claimed exemption or reduction.
Specified Amount. The specified amount in respect of the Series A Preferred Shares for purposes of subsection 191(4) of the Income Tax Act (Canada) is the Canadian Dol- lar equivalent of US$1.00 per Series A Preferred Share as of the date of issuance of such share.
Transfer of Series A Preferred Shares. A Holder may transfer some or all of the Series A Preferred Shares and the accompanying rights hereunder held by such Holder without the consent of the Corporation; provided that such transfer is in compliance with applicable securities laws and the Securities Purchase Agreement.
Series A Preferred Share Register.

The Corporation or the Transfer Agent shall maintain a register for the Series A Preferred Shares, in which the Corporation or the Transfer Agent shall record the name and address of the Persons in whose name the Series A Preferred Shares have been issued, as well as the name and address of each transferee. The Corporation may treat the Person in whose name any Series A Preferred Share is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any prop- erly made transfers.
The Corporation or the Transfer Agent shall maintain records showing the number of Series A Preferred Shares converted and/or redeemed and the dates of such conversions and/or re- demptions. In the event of any dispute or discrepancy, such records of the Corporation estab-

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 34 of 50

Exhibit 3.1

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

lishing the number of Series A Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error.
Certain Defined Terms. For purposes of these Articles of Continuance the following terms shall have the following meanings: “Affiliate” shall have the meaning ascribed to such term in Rule 405 of the Securities Act.
“Bloomberg” means Bloomberg Financial Markets.
“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York or Toronto, Ontario, Canada are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any phys- ical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York, New York or Toronto, Ontario, Canada generally are open for use by customers on such day.
“Calendar Quarter” means each of: the period beginning on and including December 15 and ending on and including March 14; the period beginning on and including March 15 and ending on and including June 14; the period beginning on and including June 15 and ending on and in- cluding September 14; and the period beginning on and including September 15 and ending on and including December 14.
“Change of Control” means any Fundamental Transaction other than (i) any reorganization, re- capitalization, reclassification or change of the Common Shares or any share exchange, consol- idation, amalgamation, arrangement, merger or similar transaction, in each case, in which holders of the Corporation’s voting power immediately prior to such reorganization, recapital- ization, reclassification, change, share exchange, consolidation, amalgamation, arrangement, merger or similar transaction continue immediately after the consummation of such reorganiz- ation, recapitalization, reclassification, change, share exchange, consolidation, amalgamation, arrangement, merger or similar transaction to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (ii) pursuant to a continuance or migratory merger, amalgamation or ar- rangement effected solely for the purpose of changing the jurisdiction of incorporation of the Corporation.
“Change of Control As-Converted Value” means, with respect to any Series A Preferred Shares, the product of (i) the Conversion Amount of such Series A Preferred Shares multiplied by (ii) the Conversion Rate multiplied by (iii) the Make-Whole Share Price with respect to the ap- plicable Change of Control.
“close of business” means 5:00 p.m. (New York City time).
“Closing Sale Price” of the Common Shares (or other security for which a closing sale price must be determined) on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 35 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

transactions for the principal U.S. national or regional securities exchange on which the Com- mon Shares (or such other security) is traded. If the Common Shares (or such other security) is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Closing Sale Price” shall be the last quoted bid price for the Common Shares (or such other security) in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Shares (or such other security) are not so quoted, the “Closing Sale Price” shall be the average of the mid-point of the last bid and ask prices for the Common Shares (or such other security) on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Cor- poration for this purpose. The “Closing Sale Price” will be determined without regard to after- hours trading or any other trading outside of the regular trading session hour.
“Common Shares” means (i) the Corporation’s shares of common shares, without par value, or
(ii) any share capital into which such Common Shares shall have been converted or exchanged in a Corporate Event.
“Conversion Amount” means, for each Series A Preferred Share, the Issue Price.
“Conversion Date” means with respect to a conversion pursuant to Section (6)(a), the date on which the Holder complied with the procedures in Section (6)(c)(i) thereof.
“Conversion Price” means at any time, US$1.00, divided by the Conversion Rate at such time.
“Conversion Rate” means 0.0136986 Common Shares per US$1.00 Conversion Amount, sub- ject to adjustment as set forth herein.
“Corporation Redemption” means, collectively, a Corporation Dividend Increase Redemption, a Corporation Optional Redemption and a Corporation Merger Termination Redemption.
“Corporation Redemption Date” means a Corporation Dividend Increase Redemption Date, a Corporation Optional Redemption Date and a Corporation Merger Termination Redemption Date, as applicable.
“Corporation Redemption Notice” means a Corporation Dividend Increase Redemption No- tice, a Corporation Optional Redemption Notice and a Corporation Merger Termination Re- demption Notice, as applicable.
“Corporation Redemption Notice Date” means a Corporation Dividend Increase Redemption Notice Date, a Corporation Optional Redemption Notice Date and a Corporation Merger Ter- mination Redemption Notice Date, as applicable.
“Corporation Redemption Price” means a Corporation Dividend Increase Redemption Price, a Corporation Optional Redemption Price and a Corporation Merger Termination Redemption Price, as applicable.
“Corporation Redemption Shares” means, collectively, the Corporation Dividend Increase Re- demption Shares, the Corporation Optional Redemption Shares and the Corporation Merger Termination Redemption Shares.
“Current Market Price” per Common Share, as of any date of determination, means the arith-

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,

Exhibit 3.1
Director/Registrar, Ministry of Public and Business Service Delivery    Page 36 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

metic average of the Weighted Average Price per Common Share for each of the ten (10) con- secutive Trading Days ending on the Trading Day immediately preceding such day, adjusted to take into account the occurrence during such period of any event described in Section (7).
“Daily Simple SOFR” means the daily Secured Overnight Financing Rate provided by the FRBNY, as the administrator of the benchmark (or a successor administrator), on the FRBNY’s Website, effective as of the applicable date of determination.
“Designee” means Starboard Value and Opportunity Master Fund Ltd.
“Distribution Transaction” means any transaction by which a Subsidiary of the Corporation ceases to be a Subsidiary of the Corporation by reason of the distribution of such Subsidiary’s equity securities to holders of Common Shares, whether by means of a spin-off, split-off, re- demption, reclassification, exchange, share dividend, share distribution, rights offering or sim- ilar transaction, which equity securities are, or when issued, will be, listed or admitted for trad- ing on a U.S. national securities exchange.
“effective date” means, for purpose of Section (7)(a), the first date on which Common Shares trade on the applicable exchange or in the applicable market, regular way, reflecting the relev- ant subdivision, combination or reclassification, as applicable (provided that, for the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of the Common Shares under a separate ticker symbol or CUSIP number will not be considered “regular way” for purposes of this definition).
“Eligible Market” means the New York Stock Exchange, The Nasdaq Capital Market, The Nas- daq Global Market or The Nasdaq Global Select Market (or any of their respective successors).
“Equity Conditions” means each of the following conditions: (i) all Common Shares issuable pursuant to the terms of these Articles of Continuance as the result of a Mandatory Conversion Date, a Preferential Dividend Date or in respect of a conversion of Series A Preferred Shares that are subject to a Corporation Redemption, as the case may be, shall be either (x) issuable without restrictive legends and eligible for sale by such Holder without volume restrictions pur- suant to Rule 144 (or any successor thereto) and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) and without the need for registration under any applicable federal or state securities laws or the need for a prospectus under applicable Cana- dian securities laws or (y) eligible for resale upon issuance pursuant to an effective Registration Statement contemplated by the Registration Rights Agreement that is available for use (and ex- pected by the Corporation to be available for use for at least 30 consecutive calendar days after the applicable date of determination) to the extent provided in the Registration Rights Agreement and, for the avoidance of doubt, not subject to (or expected by the Corporation to be subject to for at least 30 consecutive calendar days after the applicable date of determina- tion) an “Allowable Grace Period” (as defined in the Registration Rights Agreement); (ii) the Common Shares referred to in clause (i) requiring the satisfaction of the Equity Conditions when issued shall be, listed or designated for quotation on an Eligible Market and shall not have been suspended at such time from trading on such exchange or market; (iii) the Common Shares referred to in clause (i) requiring the satisfaction of the Equity Conditions, when issued, shall be duly authorized and (iv) if such Holder converted, in accordance with Section (6)(c), Series A Preferred Shares after the delivery by Corporation of a Mandatory Conversion Notice or a Corporation Redemption Notice, the Corporation shall have delivered to such Holder, sub-

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

Exhibit 3.1
,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 37 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

ject to Section (6)(e), all Common Shares required to be delivered in respect of such conver- sions pursuant to Section (6)(c).
“Equity Conditions Failure” means that as of the applicable date of determination the Equity Conditions have not each been satisfied (or waived in writing by such Holder); provided that the Corporation’s failure to satisfy the Equity Condition set forth in clause (iv) of the definition of “Equity Conditions” with respect to a particular Holder shall only be deemed an Equity Con- dition Failure with respect to such Holder (unless waived in writing by such Holder).
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Ex-Dividend Date” means, with respect to an issuance, dividend or distribution on the Com- mon Shares, the first date on which Common Shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance, dividend or dis- tribution (including pursuant to due bills or similar arrangements required by the relevant share exchange). For the avoidance of doubt, any alternative trading convention on the applic- able exchange or market in respect of the Common Shares under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose.
“Fair Market Value” means, with (1) respect to any security or other property, the fair market value of such security or other property as reasonably determined in good faith by a majority of the Board, or an authorized committee thereof, subject to any required stock exchange ap- proval and (i) after consultation with an Independent Financial Advisor, as to any security or other property with a Fair Market Value of less than US$50,000,000, or (ii) otherwise using an Independent Financial Advisor to provide a valuation opinion (2) with respect to U.S. dollars, the face amount of such U.S. dollars.
“First Mandatory Conversion Period” means the period described in clause (i) of the defini- tion of “Mandatory Conversion Period” set forth in Section (18)(uu).
“FRBNY” means the Federal Reserve Bank of New York.
“FRBNY’s Website” means the website of the FRBNY at http://www.newyorkfed.org, or any suc- cessor source.
“Fundamental Transaction” means (i) that the Corporation shall, (a) directly or indirectly, in- cluding through Subsidiaries, Affiliates or otherwise, in one or more related transactions, con- solidate, amalgamate or merge with or into (whether or not the Corporation is the surviving corporation) another Person, or (b) directly or indirectly, including through Subsidiaries, Affili- ates or otherwise, in one or more related transactions, sell, assign, transfer, convey or other- wise dispose of all or substantially all of the assets of the Corporation and its Subsidiaries on a consolidated basis to one or more Persons other than one or more of the Corporation’s Wholly-Owned Subsidiaries, or (c) directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, make, or allow a Person or Group to make, or allow the Corporation to be subject to or have its Common Shares be subject to or party to any such Person or Group making, a purchase, tender or exchange offer that is accepted by the holders of such number of Common Shares such that such Person or Group making or party to, such purchase, tender or exchange offer, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the aggregate voting power of the out-

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 38 of 50

Exhibit 3.1

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

standing Common Shares or at least 50% of the aggregate voting power of the Corporation, or (d) directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, consummate a share purchase agreement or other business com- bination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with a Person or Group (within the meaning of Section 13(d) of the Exchange Act) whereby such Person or Group acquires such number of Common Shares such that such Per- son or Group becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the aggregate voting power of the outstanding Common Shares or at least 50% of the aggregate voting power of the Corporation, or (e) directly or indirectly, includ- ing through Subsidiaries, Affiliates or otherwise, in one or more related transactions, reorgan- ize, recapitalize or reclassify the Common Shares as a result of which the Common Shares are converted into, or exchanged for, securities, cash, assets or other property or (ii) that the Cor- poration shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Person or Group (within the meaning of Sec- tion 13(d) of the Exchange Act) to become the “beneficial owner” (as defined in Rule 13d-3 un- der the Exchange Act) of at least 50% of the aggregate voting power of the outstanding Com- mon Shares or at least 50% of the aggregate voting power of the Corporation. Notwithstanding anything to the contrary in the foregoing, the consummation of the transactions contemplated by the Merger Agreement shall not constitute a Fundamental Transaction.
“Group” means a “group” as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, and any successor to such statute, rules or regulations.
“HSR Amount” means the number of voting securities of the Corporation that may be ob- tained by an Acquiring Person (as defined by the HSR Act, including the ultimate parent entity and all entities included within it, and taking into account any applicable exemptions) prior to the HSR Date, without incurring a notification obligation under the HSR Act, with the number and class(es) of voting securities constituting the HSR Amount to be determined by the HSR Holder in consultation with its legal counsel.
“HSR Date” means the date on which all applicable approvals, clearances or waiting periods under the HSR Act shall have been obtained, expired or been terminated.
“HSR Holder” means a Holder that is an Acquiring Person (as defined under the HSR Act) whose ability to acquire voting securities of the Corporation in excess of the HSR Amount is re- stricted by the HSR Act prior to the HSR Date.
“Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing; provided, however, that such firm or consultant is not an Affiliate of the Corporation.
“Issuance Date” means the Closing Date (as defined in the Securities Purchase Agreement). “Issue Price” means, per Series A Preferred Share, US$1.00.
“Liquidation Event” means the voluntary or involuntary liquidation, dissolution or winding up

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,

Exhibit 3.1
Director/Registrar, Ministry of Public and Business Service Delivery    Page 39 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

of the Corporation or such Subsidiaries the assets of which constitute all or substantially all of the assets of the business of the Corporation and its Subsidiaries taken as a whole, in a single transaction or series of transactions, or adoption of any plan for the same.
“Make-Whole Amount” means a cash amount per US$1.00 Conversion Amount of Series A Preferred Shares being redeemed in a Change of Control Redemption determined by multiply- ing the Make-Whole Share Price applicable to the related Change of Control by a number of ad- ditional Common Shares (the “Additional Shares”) as described below. Such number of Addi- tional Shares shall be determined by reference to the table below (the “Make-Whole Table”) based on the date on which the applicable Change of Control occurs or becomes effective (the “Change of Control Effective Date”) and the Make-Whole Share Price applicable to such Change of Control.

Change of Con- trol Ef- fective Date	US$59.722	US$65	US$70	US$75	US$80	US$85	US$90	US$100	US$125	US$175	US$250	US$3
February 1, 2023	0.0025100	0.0029600	0.0030456	0.0030456	0.0028600	0.0023300	0.0020400	0.0014000	0.0010400	0.0006400	0.0003900	0.0002
February 1, 2024	0.0026441	0.0030456	0.0030456	0.0030456	0.0029200	0.0023700	0.0020600	0.0014400	0.0008600	0.0004900	0.0002900	0.0001
February 1, 2025	0.0026804	0.0030456	0.0030456	0.0030456	0.0029100	0.0023700	0.0020600	0.0014100	0.0006300	0.0002900	0.0001600	0.0001
February 1, 2026	0.0024719	0.0029200	0.0030456	0.0030456	0.0028100	0.0023000	0.0019900	0.0013200	0.0003600	0.0000000	0.0000000	0.0000
February 1, 2027	0.0022427	0.0027200	0.0030456	0.0030456	0.0026500	0.0021100	0.0018600	0.0012300	0.0003500	0.0000000	0.0000000	0.0000
February 1, 2028	0.0020285	0.0025300	0.0029600	0.0029900	0.0025400	0.0020200	0.0017900	0.0011900	0.0003300	0.0000000	0.0000000	0.0000
February 1, 2029	0.0017580	0.0022800	0.0027000	0.0027400	0.0023100	0.0018200	0.0015900	0.0010700	0.0003100	0.0000000	0.0000000	0.0000

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,

Exhibit 3.1
Director/Registrar, Ministry of Public and Business Service Delivery    Page 40 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

February 1, 2030	0.0013647	0.0018700	0.0023200	0.0023800	0.0019600	0.0015000	0.0013100	0.0008600	0.0002600	0.0000000	0.0000000	0.0000
February 1, 2031	0.0006762	0.0011500	0.0016200	0.0017100	0.0013500	0.0010100	0.0008300	0.0005300	0.0001800	0.0000000	0.0000000	0.0000
February 1, 2032	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000	0.0000

The exact Make-Whole Share Price and Change of Control Effective Date may not be set forth in the Make-Whole Table, in which case:
(1)if the Make-Whole Share Price is between two such amounts in the Make-Whole Table or the Change of Control Effective Date is between two Change of Control Effective Dates in the Make-Whole Table, the number of Additional Shares will be determined by straight-line interpolation between the number of Additional Shares set forth for the higher and lower Make-Whole Share Prices and the earlier and later Change of Control Effective Dates, as applicable, based on a 365-day year;
(2)if the Make-Whole Share Price is greater than $550 (subject to adjustment in the same manner as the Make-Whole Share Prices set forth in the column headings of the Make-Whole Table), the Make-
Whole Amount will be $0; and

(3)if the Make-Whole Share Price is less than $59.722 (subject to adjustment in the same manner as the Make-Whole Share Prices set forth in the column headings of the Make-Whole Table), the Make- Whole Amount will be $0.
The Make-Whole Share Prices set forth in the column headings of the Make-Whole Table shall be adjus- ted as of any date on which the Conversion Rate is otherwise adjusted in accordance with Section (7). The adjusted Make-Whole Share Prices shall equal the Make-Whole Share Prices applicable immedi- ately prior to such adjustment, multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to such adjustment giving rise to the Make-Whole Share Price adjustment and the denominator of which is the Conversion Rate as so adjusted. The number of Additional Shares set forth in the Make-Whole Table shall be adjusted in the same manner and at the same time as the Conver- sion Rate as set forth in Section (7).
In no event shall the Make-Whole Amount be greater than or less than the maximum and minimum values set forth in the table above and no Make-Whole Amount shall be paid with respect to a Change of Control occurring on or after February 2, 2032.
“Make-Whole Share Price” means (i) the cash amount paid per Common Share, if the holders of Common Shares receive only cash in the applicable Change of Control or (ii) in any other situation, the simple average of the Weighted Average Price of the Common Shares over the five (5) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Change of Control Effective Date of the Change of Control.
“Mandatory Conversion Measuring Period” means the thirty (30) consecutive Trading Day

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

Exhibit 3.1

,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 41 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

period following the first Trading Day of the applicable Mandatory Conversion Period during which the Mandatory Conversion Price Condition is satisfied.
“Mandatory Conversion Period” means each of (i) the period commencing on February 1, 2026 and ending on February 1, 2030, exclusive and (i) the period from and after February 1, 2030.
“Mandatory Conversion Price Condition” will be deemed satisfied for purposes of these Art- icles of Continuance: (i) with respect to a Mandatory Conversion for which a Mandatory Con- version Notice is delivered in accordance with Section (6)(d) during the First Mandatory Conver- sion Period, if the Closing Sale Price of the Common Shares has equaled or exceeded 190% of the Conversion Price as of the Issuance Date (as adjusted for any share dividend, share split, share combination, reclassification or similar transaction relating to the Common Shares oc- curring after the Issuance Date pursuant to Section (7)) during twenty (20) Trading Days (whether or not consecutive) occurring in any thirty (30) consecutive Trading Day period occur- ring on or after February 1, 2026 and ending on the Trading Day immediately preceding the Mandatory Conversion Notice Date related to such Mandatory Conversion and (ii) with respect to a Mandatory Conversion for which a Mandatory Conversion Notice is delivered in accord- ance with Section (6)(d) during the Second Mandatory Conversion Period, if the Closing Sale Price of the Common Shares has equaled or exceeded 175% of the Conversion Price as of the Issuance Date (as adjusted for any share dividend, share split, share combination, reclassifica- tion or similar transaction relating to the Common Shares occurring after the Issuance Date pursuant to Section (7)) during twenty (20) Trading Days (whether or not consecutive) occurring in any thirty (30) consecutive Trading Day period occurring on or after February 1, 2030 and ending on the Trading Day immediately preceding the Mandatory Conversion Notice Date re- lated to such Mandatory Conversion.
“Merger Agreement” means that certain Agreement and Plan of Merger and Reorganization, dated as of November 7, 2022, by and among the Corporation, IAA, Inc., a Delaware corpora- tion, and the other parties thereto, as may be amended, amended and restated, supplemented or otherwise modified from time to time.
“Minimum Ownership Threshold” means twenty five percent (25.0%) of the Series A Pre- ferred Shares outstanding as of the applicable date of determination.
“Offer to Repurchase Percentage” means such percentage of Common Shares being re- deemed or repurchased by the Corporation (including Common Shares into which Junior Shares, options or warrants, which are being so redeemed or repurchased, are convertible, ex- changeable or exercisable) out of the total number of Common Shares (including Common Shares into which such Junior Shares, options or warrants of the Corporation are convertible, exchangeable or exercisable, which are so being redeemed or repurchased) issued and out- standing (or in respect of any such Junior Shares, options or warrants, which are so being re- deemed or repurchased, which are reserved for issuance upon conversion, exchange or exer- cise thereof) as of the applicable time of determination.
“Offer to Repurchase Price” means the sum of (x) the amount of accrued and unpaid Di- vidends, if any, on the Series A Preferred Shares subject to the applicable Offer to Repurchase (and any accrued and unpaid dividends thereon accrued pursuant to Section (5)(c)) and (y) the greater of (1) the Conversion Amount of the Series A Preferred Shares subject to the applicable

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 42 of 50

Exhibit 3.1

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

Offer to Repurchase and (2) the amount set forth in clause (1) increased by the same percent- age as the premium paid to the holders of each Common Share (including Common Shares into which Junior Shares, options or warrants of the Corporation are convertible, exchangeable or exercisable) giving rise to the applicable Offer to Repurchase determined based on the pur- chase price relative to the Closing Sale Price of the Common Shares on the Trading Day the Corporation purchases such Common Share, Junior Share, option or warrant (unless such pur- chase occurs on a day that is not a Trading Day, in which case the Closing Sale Price from the immediately preceding Trading will be used in the determination of such premium). To the ex- tent there is more than one Offer to Repurchase Event in a Calendar Quarter, the premium re- ferred to in the immediately preceding sentence will be based on a weighted average calcula- tion determined by the Corporation in good faith.
“Offer to Repurchase Pro Rata Portion” means, for each Holder, a fraction the numerator of which is the number of Series A Preferred Shares held by such Holder at the applicable time of determination and the denominator of which is the total number of Series A Preferred Shares outstanding at the applicable time of determination. In the event that a Holder shall sell or oth- erwise transfer any of its Series A Preferred Shares, the transferee shall be allocated a pro rata portion of the transferring Holder’s Offer to Repurchase Pro Rata Portion.
“open of business” means 9:00 a.m. (New York City time).
“Person” means an individual, a limited liability company, a partnership (limited or general), a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.
“Principal Market” means the New York Stock Exchange (or its successor).
“record date” means, with respect to any dividend, distribution or other transaction or event in which the holders of the Common Shares have the right to receive any cash, securities or other property or in which the Common Shares are exchanged for or converted into any combina- tion of cash, securities or other property, the date fixed for determination of holders of the Common Shares entitled to receive such cash, securities or other property (whether such date is fixed by the Board or by statute, contract or otherwise).
“Registration Rights Agreement” means that certain registration rights agreement dated as of the Subscription Date by and among the Corporation and the initial holders of the Series A Preferred Shares relating to, among other things, the registration of the resale of the Common Shares issuable pursuant to the terms of these Articles of Continuance, as may be amended, amended and restated, supplemented or otherwise modified from time to time.
“Registration Statement” shall have the meaning ascribed to such term in the Registration Rights Agreement.
“Required Holders” means the Holders representing at least a majority of the aggregate Series A Preferred Shares then outstanding and shall include the Designee so long as the Designee and/or any of its Affiliates is a Holder who beneficially owns, in the aggregate, at least the Min- imum Ownership Threshold.
“Second Mandatory Conversion Period” means the period described in clause (ii) of the definition of “Mandatory Conversion Period” set forth in Section (18)(uu).

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,

Exhibit 3.1
Director/Registrar, Ministry of Public and Business Service Delivery    Page 43 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

“Securities Act” means the Securities Act of 1933, as amended.
“Securities Purchase Agreement” means the Securities Purchase Agreement, dated as of the Subscription Date, by and among the Corporation and the initial holders of the Series A Pre- ferred Shares, relating to, among other things, the purchase and sale of the Series A Preferred Shares, as may be amended, amended and restated, supplemented or otherwise modified from time to time.
“Subscription Date” means January 22, 2023.
“Subsidiaries” means any joint venture or entity in which the Corporation, directly or indirectly, owns more than 50% of the voting power of shares of capital or other equity or similar interest, including any subsidiaries formed or acquired after the Subscription Date.
“Trading Day” means any day on which (i) the Common Shares (or other security for which a Closing Sale Price or other price must be determined) are traded on the Principal Market, or, if the Principal Market is not the principal U.S. trading market for the Common Shares (or such other security) on such day, then on another Eligible Market on which the Common Shares (or such other security) are then traded or, if the Common Shares (or such other security) are not then listed on an Eligible Market, on the principal other U.S. market on which the Common Shares (or such other security) are then traded and (ii) a Closing Sale Price (or such other price) is for the Common Shares (or such other security) is available on such securities exchange or market; provided that if the Common Shares (or such other security) are not so listed or traded, “Trading Day” means a Business Day.
“Transfer Agent” means Computershare Investor Services Inc. or such other agent or agents of the Corporation as may be designated by the Board as the transfer agent for the Common Shares.
“Weighted Average Price” means per share volume-weighted average price as displayed un- der the heading “Bloomberg VWAP” on Bloomberg page “RBA <equity> AQR” (or its equivalent successor if such page is not available) (or the applicable Bloomberg page with respect to the common shares or other equity interests referred to in the definition “FMV” in Section (7)(a)(iv)) in respect of the period from the scheduled open of trading until the scheduled close of trad- ing of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one Common Share (or such other common share or equity interest referred to in the definition “FMV” in Section (7)(a)(iv)) on such Trading Day reas- onably determined, using a volume-weighted average method, by a nationally recognized inde- pendent investment banking firm retained for this purpose by the Corporation). The “Weighted Average Price” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.
“Wholly-Owned Subsidiary” means, with respect to any Person, any direct or indirect Subsidi- ary of such Person, except that, solely for purposes of this definition, the reference to “more than 50%” in the definition of “Subsidiary” shall be deemed replaced by a reference to “100%,” the calculation of which shall exclude nominal amounts of the voting power of shares of capital stock or other interests in the relevant Subsidiary not held by such Person to the extent re- quired to satisfy local minority interest requirements outside of the United States.

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 44 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

JUNIOR PREFERRED SHARES
The following is a statement of the rights, privileges, restrictions and conditions attaching to the Junior Preferred shares (the “Ju- nior Preferred Shares”), as a class in the capital of the Corporation.
Directors’ Authority to Issue in One or More Series. The directors of the Corporation may issue the Junior Preferred Shares at any time and from time to time in one or more series. Before any shares of a particular series are issued, the directors of the Corpor- ation shall fix the number of shares that will form such series and shall determine, subject to the limitations set out in the art- icles, the designation, rights, privileges, restrictions and conditions to be attached to the Junior Preferred Shares of such series, including, but without in any way limiting or restricting the generality of the foregoing, the rate or rates, amount or methods of calculation of dividends thereon, the currency or currencies of payment of dividends, the time and place of payment of di- vidends, the consideration and the terms and conditions of any purchase for cancellation, retraction or redemption rights (if any), the conversion or exchange rights attached thereto (if any), the voting rights attached thereto (if any) and the terms and conditions of any share purchase plan or sinking fund with respect thereto. Before the issue of the first shares of a series, the directors shall send to the Director (as defined in the Business Corporations Act (Ontario)) articles of amendment containing a de- scription of such series including the designation, rights, privileges, restrictions and conditions determined by the directors.
Ranking of Junior Preferred Shares. No rights, privileges, restrictions or conditions attached to a series of Junior Preferred Shares shall confer upon a series a priority in respect of dividends or return of capital over any other series of Junior Preferred Shares. The Junior Preferred Shares shall be entitled, subject to the prior rights of the holders of the Senior Preferred Shares, to priority over the Common Shares of the Corporation and over any other shares ranking junior to the Junior Preferred Shares with re- spect to priority in the payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or wind- ing-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs. If any cumulative dividends or amounts payable or return of capital in re- spect of a series of Junior Preferred Shares are not paid in full, the Junior Preferred Shares of all series shall participate rateably in respect of such dividends, including accumulations, if any, in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full and in respect of any repayment of capital in accordance with the sums that would be payable on such repayment of capital if all sums so payable were paid in full; provided, however, that in the event of there being insufficient assets to satisfy in full all such claims as aforesaid, the claims of the holders of the Junior Preferred Shares with respect to repayment of capital shall first be paid and satisfied and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends. The Junior Preferred Shares of any series may also be given such other preferences not consistent with clause (1) to (4) hereof over the Common Shares and over any other shares ranking junior to the Junior Preferred Shares as may be determined in the case of such series of Junior Preferred Shares.
Voting Rights. Except as herein referred to or as otherwise provided by law or in accordance with any voting rights which may from time to time be attached to any series of Junior Preferred Shares, the holders of the Junior Preferred Shares as a class shall not be entitled as such to receive notice of, to attend or to vote at any meeting of the shareholders of the Corporation.
Approval of Holders of Junior Preferred Shares. The rights, privileges, restrictions and conditions attaching to the Junior Preferred Shares as a class may be added to, changed or removed but only with the approval of the holders of Junior Preferred Shares given as hereinafter specified.
The approval of the holders of Junior Preferred Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Junior Preferred Shares as a class or of any other matter requiring the consent of the holders of the Junior Pre- ferred Shares as a class may be given in such manner as may then be required by law, subject to a minimum requirement that such approval be given by resolution passed by the affirmative vote of at least 2/3 of the votes cast at a meeting of the holders of Junior Preferred Shares duly called for that purpose. The formalities to be observed in respect of the giving of notice of any such meeting or any adjourned meeting and the conduct thereof shall be those from time to time prescribed by the Business Corpora- tions Act (Ontario) (as from time to time amended, varied or replaced) and the by-laws of the Corporation with respect to meet-

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

Exhibit 3.1

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Director/Registrar, Ministry of Public and Business Service Delivery    Page 45 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

ings of shareholders. On every poll taken at a meeting of holders of Junior Preferred Shares as a class, or at a joint meeting of the holders of two or more series of Junior Preferred Shares, each holder of Junior Preferred Shares entitled to vote thereat shall have 1 vote in respect of each Junior Preferred Share held by him/her.

RB Global, Inc.
CONVERSION NOTICE
Reference is made to the Articles of Continuance of RB Global, Inc. (the “Articles of Continuance”) creating the Series A Senior Preferred Shares. In accordance with and pursuant to the Articles of Continuance, the undersigned hereby elects to convert the number of Series A Senior Preferred Shares (the “Series A Preferred Shares”) of RB Global, Inc., a corporation continued under the laws of the Province of Ontario (the “Corporation”), indicated below into Common Shares (the “Common Shares”) of the Corporation, as of the date specified below.

Date of Conversion:     Number of Series A Preferred Shares to be converted:             Tax ID Number (If applicable):
Please confirm the following information:         Conversion Rate:     Number of Common Shares to be issued:
Please issue the Common Shares into which the Series A Preferred Shares are being converted to the Holder, or for its benefit, as follows:
·    □ To the undersigned’s account on the records of the Transfer Agent
Issue to:     Address:     Telephone Number:         Tax Identification Number:
□ If the securities are unrestricted, check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:
DTC Participant:     DTC Number:     Account Number:
Note: Initially, the common shares issued upon conversion will include restrictive legends and will not be able to be processed through DTC.
Payment Instructions for cash payment in lieu of fractional shares:

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,

Exhibit 3.1
Director/Registrar, Ministry of Public and Business Service Delivery    Page 46 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

Authorization:

By:     Title:         Dated:
Account Number (if electronic book entry transfer):     Transaction Code Number (if electronic book entry transfer):
·    [NOTE TO HOLDER -- THIS FORM MUST BE SENT CONCURRENTLY TO TRANSFER AGENT]

ACKNOWLEDGMENT
The Corporation hereby acknowledges this Conversion Notice and hereby directs [Computershare Investor Services Inc.] [OR IF COMPUTERSHARE INVESTOR SERVICES INC. NO LONGER SERVES AS THE CORPORATION’S TRANSFER AGENT, INSERT THE NAME
OF THE CORPORATION’S CURRENT TRANSFER AGENT] to issue the above indicated number of Common Shares in accordance with the Standing Transfer Agent Instructions dated [●], 20[●] from the Corporation and acknowledged and agreed to by [Com- putershare Investor Services Inc.] [OR IF COMPUTERSHARE INVESTOR SERVICES INC. NO LONGER SERVES AS THE CORPORA- TION’S TRANSFER AGENT, INSERT THE NAME OF THE CORPORATION’S CURRENT TRANSFER AGENT].

RB GLOBAL, INC.

By:     Name:              Title:

12.The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows. If none, enter "None":
N/A

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

Exhibit 3.1
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Director/Registrar, Ministry of Public and Business Service Delivery    Page 47 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

13.Other provisions
N/A

14.The corporation is to be continued under the Business Corporations Act to the same extent as if it had been incorporated under this Act.

15.The corporation has complied with subsection 180(3) of the Business Corporations Act.

The articles have been properly executed by the required person(s).

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 48 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

Supporting Document -Constating Document from Governing Jurisdiction

The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 49 of 50

Exhibit 3.1

BCA - Articles of Continuance - RB GLOBAL, INC. - OCN:1001014884 - September 24, 2024

Supporting Information - Nuans Report Information
Nuans Report Reference #    122329043
Nuans Report Date    September 16, 2024

Exhibit 3.1
The endorsed Articles of Continuance are not complete without the Certificate of Continuance. Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

,
Director/Registrar, Ministry of Public and Business Service Delivery    Page 50 of 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024

Ministère des Services au public et
aux entreprises

Statuts de maintien
Loi sur les sociétés par actions

1.Dénomination sociale
RB Global, Inc.

2.Date de constitution/fusion
12 décembre 1997

3.Nom du territoire que la société quitte
Canada - Fédéral

4.Le maintien a été autorisé par le territoire du domicile le
16 septembre 2024

5.La société est maintenue en Ontario sous le nom
RB GLOBAL, INC.

6.Adresse du siège social
66 Wellington Street West, Unit 5300, Toronto, Ontario, M5K1E6, Canada

7.Nombre d’administrateurs
Minimum ou maximum    Min. 3 / Max. 12

Exhibit 3.1
Les statuts de maintien approuvés ne sont pas complets sans le certificat de maintien. Copie certifiée conforme du dossier du ministère des Services au public et aux entreprises.

,
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 1 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024

8.L’administrateur est/Les administrateurs sont:
Nom complet    BRIAN BALES
2 Westbrook Corporate Center 500, Westchester, Illinois, 60154,
Adresse aux fins de signification    États-Unis

Nom complet    ADAM DEWITT
2 Westbrook Corporate Center 500, Westchester, Illinois, 60154,
Adresse aux fins de signification    États-Unis

Nom complet    ROBERT GEORGE ELTON
9500 Glenlyon Parkway, Burnaby, Colombie-Britannique,
Adresse aux fins de signification    V5J0C6, Canada

Nom complet    JAMES KESSLER
2 Westbrook Corporate Center 500, Westchester, Illinois, 60154,
Adresse aux fins de signification    États-Unis

Nom complet    GREGORY MORRISON
2 Westbrook Corporate Center 500, Westchester, Illinois, 60154,
Adresse aux fins de signification    États-Unis

Nom complet    TIMOTHY O'DAY
2 Westbrook Corporate Center 500, Westchester, Illinois, 60154,
Adresse aux fins de signification    États-Unis

Nom complet    SARAH RAISS
9500 Glenlyon Parkway, Burnaby, Colombie-Britannique,
Adresse aux fins de signification    V5J0C6, Canada

Nom complet    MICHAEL SIEGER
2 Westbrook Corporate Center 500, Westchester, Illinois, 60154,
Adresse aux fins de signification    États-Unis

Nom complet    JEFFREY C. SMITH
2 Westbrook Corporate Center 500, Westchester, Illinois, 60154,
Adresse aux fins de signification    États-Unis

Nom complet    DEBBIE STEIN
9500 Glenlyon Parkway, Burnaby, Colombie-Britannique,
Adresse aux fins de signification    V5J0C6, Canada

Nom complet    CAROL STEPHENSON
9500 Glenlyon Parkway, Burnaby, Colombie-Britannique,
Adresse aux fins de signification    V5J0C6, Canada

Les statuts de maintien approuvés ne sont pas complets sans le certificat de maintien. Copie certifiée conforme du dossier du ministère des Services au public et aux entreprises.

,
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 2 de 50

Exhibit 3.1

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024

9.Restrictions, le cas échéant, liées aux activités ou aux pouvoirs que peut exercer la société : S’il n’y en a aucune, inscrire
« Aucune » :
N/A

10.Catégories et nombre maximal, s’il y a lieu, d’actions que la société est autorisée à émettre:
The Corporation is authorized to issuance: (i) an unlimited number of Common shares; (ii) an unlimited number of Preferred shares designated as Junior Preferred shares, issuable in series; and (iii) an unlimited number of Preferred shares, designated as Senior Preferred shares, issuable in series of which 485,000,000 are designated as Series A Senior Preferred shares.

11.Droits, privilèges, restrictions et conditions, le cas échéant, rattachés à chaque catégorie d’actions et pouvoirs des administrateurs relatifs à chaque catégorie d’actions qui peuvent être émises en série : S’il n’y a qu’un seul type d’actions, inscrire « Ne s’applique pas ».
COMMON SHARES
The following is a statement of the rights, privileges, restrictions and conditions attaching to the Common Shares (the “Common Shares”) in the capital of the Corporation.
Voting Rights. The Common Shares shall entitle the holders thereof to notice of, to attend and to 1 vote for each Common Share held at all meetings of the shareholders, except meetings at which only holders of a specified class or series of shares of the Cor- poration are entitled to vote separately as a class or series.
Dividend Rights. Subject to the prior rights of the holders of the Senior Preferred Shares, the Junior Preferred Shares and any other shares ranking senior to the Common Shares with respect to priority in the payment of dividends, the holders of the Com- mon Shares shall be entitled to receive and the Corporation shall pay thereon dividends if, as and when declared by the board of directors of the Corporation out of moneys or assets of the Corporation properly applicable to the payment of dividends in such amount and payable in such manner as the board of directors may from time to time determine. Subject to the rights of the hol- ders of any other class of shares of the Corporation entitled to receive dividends in priority to or with the holders of the Common Shares, the board of directors may in their sole discretion declare dividends on the Common Shares to the exclusion of any other class of shares of the Corporation.
Rights upon Dissolution. Subject to the prior rights of the holders of the Senior Preferred Shares, the Junior Preferred Shares and any other shares ranking senior to the Common Shares with respect to priority in the distribution of assets, the holders of the Common Shares shall be entitled to receive the remaining property and assets of the Corporation in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Cor- poration among its shareholders for the purpose of winding up its affairs, provided that such remaining property and assets shall be paid or distributed equally share for share to the holders of the Common Shares at the time outstanding without prefe- rence or priority.

Les statuts de maintien approuvés ne sont pas complets sans le certificat de maintien. Copie certifiée conforme du dossier du ministère des Services au public et aux entreprises.

,
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 3 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024

SENIOR PREFERRED SHARES
The following is a statement of the rights, privileges, restrictions and conditions attaching to the Senior Preferred shares (the “Se- nior Preferred Shares”), as a class in the capital of the Corporation.
Directors’ Authority to Issue in One or More Series. The directors of the Corporation may issue the Senior Preferred Shares at any time and from time to time in one or more series. Before any shares of a particular series are issued, the directors of the Corporation shall fix the number of shares that will form such series and shall determine, subject to the limitations set out in the articles, the designation, rights, privileges, restrictions and conditions to be attached to the Senior Preferred Shares of such se- ries, including, but without in any way limiting or restricting the generality of the foregoing, the rate or rates, amount or method or methods of calculation of dividends thereon, the currency or currencies of payment of dividends, the time and place of pay- ment of dividends, the consideration and the terms and conditions of any purchase for cancellation, retraction or redemption rights (if any), the conversion or exchange rights attached thereto (if any), the voting rights attached thereto (if any) and the terms and conditions of any share purchase plan or sinking fund with respect thereto. Before the issue of the first shares of a se- ries, the directors shall send to the Director (as defined in the Business Corporations Act (Ontario) articles of amendment contai- ning a description of such series including the designation, rights, privileges, restrictions and conditions determined by the direc- tors.
Ranking of Senior Preferred Shares. No rights, privileges, restrictions or conditions attached to a series of Senior Preferred Shares shall confer upon a series a priority in respect of dividends or return of capital over any other series of Senior Preferred Shares. The Senior Preferred Shares shall be entitled to priority over the Junior Preferred Shares and Common Shares of the Cor- poration and over any other shares ranking junior to the Senior Preferred Shares with respect to priority in the payment of divi- dends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether volun- tary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs. If any cumulative dividends or amounts payable on a return of capital in respect of a series of Senior Preferred Shares are not paid in full, the Senior Preferred Shares of all series shall participate rateably in respect of such dividends, inclu- ding accumulations, if any, in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full, and in respect of any repayment of capital in accordance with the sums that would be payable on such repay- ment of capital if all sums so payable were paid in full; provided, however, that in the event of there being insufficient assets to satisfy in full all such claims as aforesaid, the claims of the holders of the Senior Preferred Shares with respect to repayment of capital shall first be paid and satisfied and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends. The Senior Preferred Shares of any series may also be given such other preferences not incon- sistent with clauses (1) to (4) hereof over the Junior Preferred Shares and Common Shares and over any other shares ranking ju- nior to the Senior Preferred Shares as may be determined in the case of such series of Senior Preferred Shares.
Voting Rights. Except as hereinafter referred to or as otherwise provided by law or in accordance with any voting rights which may from time to time be attached to any series of Senior Preferred Shares, the holders of the Senior Preferred Shares as a class shall not be entitled as such to receive notice of, to attend or to vote at any meeting of the shareholders of the Corporation.
Approval of Holdings of Senior Preferred Shares. The rights, privileges, restrictions and conditions attaching to the Senior Prefer- red Shares as a class may be added to, changed or removed but only with the approval of the holders of Senior Preferred Shares given as hereinafter specified.
The approval of the holders of Senior Preferred Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Senior Preferred Shares as a class or any other matter requiring the consent of the holders of the Senior Prefer- red Shares as a class may be given in such manner as may then be required by law, subject to a minimum requirement that such approval be given by resolution passed by the affirmative vote of at least 2/3 of the votes cast at a meeting of the holders of Se- nior Preferred Shares duly called for that purpose. The formalities to be observed in respect of the giving of notice of any such meeting or any adjourned meeting and the conduct hereof shall be those from time to time prescribed by the Business Corpora-

Les statuts de maintien approuvés ne sont pas complets sans le certificat de maintien. Copie certifiée conforme du dossier du ministère des Services au public et aux entreprises.

,

Exhibit 3.1
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 4 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024 tions Act (Ontario) (as from time to time amended, varied or replaced) and the by-laws of the Corporations with respect to mee- tings of shareholders. On every poll taken at a meeting of holders of Senior Preferred Shares as a class, or at a joint meeting of the holders of two or more series of Senior Preferred Shares, each holder of Senior Preferred Shares entitled to vote thereat shall have 1 vote in respect of each Senior Preferred Share held by him/her.

SERIES A SENIOR PREFERRED SHARES
The following is a statement of the rights, privileges, restrictions and conditions attaching to the Series A Senior Preferred shares (the “Series A Preferred Shares”) in the capital of the Corporation. Capitalized terms not defined in Sections (1) through (17) are defined in Section (18) hereof.
Designation and Amount. There shall be a series of Senior Preferred Shares of the Corporation designated as the “Series A Senior Preferred Shares” and the number of shares constituting such series shall be four hundred eighty five million (485,000,000) shares (each a “Series A Preferred Share”).
Ranking. The Series A Preferred Shares shall rank, with respect to rights as to dividends, distributions, redemptions and pay- ments upon the liquidation, dissolution and winding up of the Corporation (a) senior to all of the Junior Preferred Shares, Com- mon Shares and any other class or series of capital shares of the Corporation, hereafter issued or authorized, the terms of which do not expressly provide that such class or series ranks senior to or on a parity with the Series A Preferred Shares as to divi- dends, distributions, redemptions and payments upon the liquidation, dissolution and winding up of the Corporation (such shares being referred to hereinafter collectively as “Junior Shares”), (b) on a parity basis with each other class or series of capital shares hereafter issued or authorized, the terms of which expressly provide that such class or series ranks on a parity basis with the Series A Preferred Shares as to dividends, distributions, redemptions and payments upon the liquidation, dissolution and winding up of the Corporation (such shares being referred to hereinafter collectively as “Pari Passu Shares”), and (c) on a junior basis with each other class or series of capital shares hereafter issued or authorized, the terms of which expressly provide that such class or series ranks on a senior basis to the Series A Preferred Shares as to dividends, distributions, redemptions and pay- ments upon the liquidation, dissolution and winding up of the Corporation (such shares being referred to hereinafter collectively as “Senior Shares”). Notwithstanding anything to the contrary in these Articles of Continuance (these “Articles of
Continuance”), the Corporation shall have the right to create and issue Series A-1 Preferred Shares and Series A-2 Preferred
Shares (each as defined below) pursuant to Section (10) without the consent of the Holders.

No Maturity or Sinking Fund. The Series A Preferred Shares shall have no stated maturity and will not be subject to any sinking fund.
Liquidation. In the event of a Liquidation Event, holders of Series A Preferred Shares (each, a “Holder” and collectively, the “Hol- ders”) shall be entitled to receive in cash out of the assets of the Corporation legally available therefor, whether from capital or from earnings available for distribution to its shareholders (the “Liquidation Funds”) upon such Liquidation Event, before any amount shall be paid to the holders of Junior Shares, but subject to the rights of Senior Shares and Pari Passu Shares, an amount per Series A Preferred Share equal to the greater of (i) the Conversion Amount per Series A Preferred Share and accrued and un- paid Dividends thereon, if any (and any accrued and unpaid dividends thereon accrued pursuant to Section (5)(c) and (ii) the amount that would have been received had such Series A Preferred Shares and accrued and unpaid Dividends thereon, if any (and any accrued and unpaid dividends thereon accrued pursuant to Section (5)(c)) been converted immediately prior to such Li- quidation Event at the then effective Conversion Rate (without regard to any limitations on conversion); provided that, if the Li- quidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of Pari Passu Shares, if any, then each Holder and each holder of any such Pari Passu Shares shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds that would be payable to such Holder or holder of Pari Passu Shares as a liquidation preference in accordance with their respective rights set out in the Articles from time to time, as a percentage of the full amount of Liquidation

Les statuts de maintien approuvés ne sont pas complets sans le certificat de maintien. Copie certifiée conforme du dossier du ministère des Services au public et aux entreprises.

,
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 5 de 50

Exhibit 3.1

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024

Funds that would be payable to all Holders and holders of Pari Passu Shares in accordance with their respective rights set out in the Articles from time to time.
Dividends.

Preferential Dividends.

From and after the Issuance Date, the Holders of record as they appear on the books of the Corporation on February 15, May 15, August 15 and November 15 of each ca- lendar year following the Issuance Date (each such date, a “Preferential Dividend
Record Date”) shall be entitled to receive, to the fullest extent permitted by law and out of funds lawfully available therefor, before any dividends shall be declared, set apart for or paid upon the Common Shares or any other Junior Shares, dividends per Series A Preferred Share on the applicable Preferential Dividend Date (as defined be- low) in arrears for the previous Calendar Quarter equal to an amount calculated at 5.50% per annum (the “Preferential Dividend Rate”) on the Issue Price of each such Series A Preferred Share computed on the basis of a 360-day year and twelve 30-day months (the “Preferential Dividends”). For the avoidance of doubt, the first Preferen- tial Dividends to be paid by the Corporation on March 15, 2023 shall be prorated for the period starting on the Issuance Date through such Preferential Dividend Date.
Preferential Dividends shall be payable on March 15, June 15, September 15 and De- cember 15 of each calendar year following the Issuance Date, or, if any such date falls on a day that is not a Business Day, the next day that is a Business Day (each such date, a “Preferential Dividend Date”).
Preferential Dividends shall be payable on each Preferential Dividend Date, to the Holders of record on the related Preferential Dividend Record Date, in whole or in part, in cash (“Cash Preferential Dividend”) or, so long as there is no Equity Condi- tions Failure in respect of the Preferential Dividend Shares occurring on the applicable Preferential Dividend Date (subject to waiver of any such Equity Conditions Failure in accordance with clause (v) below) by any Holder with respect to such Holder only, in Common Shares (the “Preferential Dividend Shares”), at the Corporation’s election, subject to any required stock exchange approval to issue such Common Shares.
The Corporation shall give written notice (a “Preferential Dividend Election Notice”)
to each Holder on or prior to the fifteenth (15th) Trading Day immediately prior to the applicable Preferential Dividend Date (the date such notice is delivered to the Hol- ders, the “Preferential Dividend Notice Date”) indicating whether it elects to pay Preferential Dividend on any Preferential Dividend Date in Cash Preferential Dividend, in Preferential Dividend Shares or a combination thereof (and if a combination, the proportion that will be paid in Cash Preferential Dividend), which election shall be the same for all Holders. If the Corporation does not give a Preferential Election Notice in respect of a Preferential Dividend Date in accordance with the immediately preceding sentence, the Corporation will be deemed to have elected Cash Preferential Dividend in respect of the Preferential Dividends due on such Preferential Dividend Date.

If the Corporation elects the payment of applicable Preferential Dividend in Preferen- tial Dividend Shares, in whole or in part, in respect of a Preferential Dividend Date,

Les statuts de maintien approuvés ne sont pas complets sans le certificat de maintien. Copie certifiée conforme du dossier du ministère des Services au public et aux entreprises.

Exhibit 3.1
,
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 6 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024 and an Equity Conditions Failure occurs at any time prior to such Preferential Divi- dend Date that the Corporation expects will last through such Preferential Dividend Date (which is not waived in writing by such Holder), the Corporation shall provide each Holder a written notice to that effect by no later than the Trading Day immedia- tely following the date upon which the Corporation has knowledge of such Equity Conditions Failure, indicating that unless such Holder waives the Equity Conditions Failure in writing, the applicable portion of Preferential Dividend as to which such Hol- der did not waive the Equity Conditions Failure shall be paid as Cash Preferential Divi- dend.
If any portion of Preferential Dividend for a particular Preferential Dividend Date shall be paid in Preferential Dividend Shares, then on the applicable Preferential Dividend Date, the Corporation shall issue to the Holder, such number of Common Shares equal to (a) the amount of Preferential Dividend payable on the applicable Preferen- tial Dividend Date in Preferential Dividend Shares divided by (b) 97% of the simple average of the daily Weighted Average Prices of the Common Shares on each Trading Day during the ten (10) consecutive Trading Days immediately following the appli- cable Preferential Dividend Notice Date. Notwithstanding anything herein to the contrary, if the price set forth in clause (b) of the immediately preceding sentence is less than US$59.722 (as adjusted for any share dividend, share split, share combina- tion, reclassification or similar transaction relating to the Common Shares occurring after the Subscription Date) or less than the minimum price required such that the Common Shares are deemed to be issued at or above the market price or otherwise not requiring shareholder approval by the Toronto Stock Exchange (or its successor), then the Corporation shall be required to pay the applicable Preferential Dividends on the applicable Preferential Dividend Payment Date in cash as a Cash Preferential Divi- dend. All Preferential Dividend Shares shall be fully paid and nonassessable Common Shares (rounded in accordance with Section (6)(b)). By written notice to all Holders, the Corporation may irrevocably elect to eliminate its ability to pay Preferential Divi- dends with Preferential Dividend Shares (i) unless and until it receives the approval of its shareholders for the issuance of Common Shares in excess of the Exchange Cap (as defined below) or (ii) subject to no conditions.
Participating Dividends. From and after the Issuance Date, the Holders on the record date fixed for holders of Common Shares for dividends or distributions in a Calendar Quarter (or, in the event no such date is fixed in such Calendar Quarter, on the Preferential Dividend Record Date occurring in such Calendar Quarter) shall be entitled to receive, to the fullest extent permitted by law and out of funds lawfully available therefor, concurrently with the payment of regular quarterly cash dividends (or, in the event no such regular quarterly cash dividends are made, on the Preferential Dividend Date) paid to the holders of Common Shares, the greater of (A) such regular quarterly cash dividends paid to the holders of Common Shares to the same extent as if such Holders had converted the Series A Preferred Shares into Common Shares (without regard to any limitations on conversion) and had held such Common Shares on such record date (or, in the event no such date is fixed in such Calendar Quarter, on the Preferential Dividend Record Date occurring in such Calendar Quarter) and (B) US$0.27 (as adjusted for any share dividend, share split, share combination, reclassification or similar transaction relating to the Common Shares occurring after the Subscription Date) per Common Share issuable upon conversion of the Series A Preferred Shares pursuant to Section (6)(a) on the applicable record

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,

Exhibit 3.1
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 7 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024 date for payment of such dividend (or, in the event no such date is fixed in such Calendar Quarter, on the Preferential Dividend Record Date occurring in such Calendar Quarter) (wi- thout regard to any limitations on conversion) (the “Participating Dividends” and together with the Preferential Dividends, the “Dividends”). For the avoidance of doubt, Holders shall be entitled to receive to the fullest extent permitted by law and out of funds lawfully available the- refor the Participating Dividend set forth in Section (5)(b)(B) each Calendar Quarter regardless of whether a regular quarterly cash dividend is declared on the Common Shares. Notwithstan- ding anything to the contrary set forth in this Section (5)(b), in no event shall the Participating Dividend include any special cash dividend payable to the holders of Common Shares, inclu- ding the special cash dividend, if any, to be declared and paid in connection with the transac-
tions contemplated by the Merger Agreement (the “IAA Special Dividend”); provided, however, for the avoidance of doubt, that special cash dividends, including, without limitation, the IAA Special Dividend, shall adjust the Conversion Rate in accordance with Section (7)(a)(iii).
General. The Dividends shall be paid by the Corporation to the fullest extent permitted by ap- plicable law and out of funds lawfully available therefor. Dividends on the Series A Preferred Shares shall commence accruing on the Issuance Date, shall be cumulative and shall continue to accrue without interest whether or not declared and whether or not in any fiscal year there shall be net profits or surplus available for the payment of Dividends in such fiscal year, so that if in any fiscal year or years, Dividends in whole or in part are not paid upon the Series A Pre- ferred Shares as required by this Section (5) for any reason, including, without limitation, be- cause there are no funds legally available therefor, unpaid Dividends shall accumulate thereon. If the Corporation fails to declare and pay full Preferential Dividends on the Series A Preferred Shares on any Preferential Dividend Date as provided in this Section (5), then any Preferential Dividends payable on such Preferential Dividend Date on the Series A Preferred Shares but not paid shall accrue an additional dividend thereon at a rate equal to the Preferential Dividend Rate, computed on the basis of a 360-day year and twelve 30-day months, from and including the applicable Preferential Dividend Date to but excluding the day on which the Corporation shall have paid in accordance with this Section (5) all Dividends on which the Series A Preferred Shares that are then in arrears or until the conversion, redemption or repurchase of the appli- cable Series A Preferred Shares. The Corporation shall not (either directly or through any of its Subsidiaries) redeem or repurchase any Pari Passu Shares or Junior Shares, unless the Corpo- ration has declared all Dividends on the Series A Preferred Shares that have accrued through the Preferential Dividend Record Date immediately preceding the date of such redemption or repurchase and paid all Dividends on the Series A Preferred Shares that are payable through the Preferential Dividend Date immediately preceding the date of such redemption or repur- chase other than redemptions or repurchases of (i) Series A Preferred Shares, Series A-1 Pre- ferred Shares or Series A-2 Preferred Shares, as applicable, (ii) Junior Shares in the ordinary course of business in connection with any employment contract, equity incentive plan, benefit plan or other similar arrangement with or for the benefit of current or former employees, offi- cers, directors or consultants; provided that not more than US$10.0 million is paid by the Cor- poration to redeem or repurchase Junior Shares in accordance with this clause (ii) in any 12 consecutive month period; (iii) Pari Passu Shares or Junior Shares as a result of an exchange or conversion of any class or series of Pari Passu Shares or Junior Shares for any other class or se- ries of Pari Passu Shares (in the case of Pari Passu Shares) or Junior Shares (in the case of Pari Passu Shares or Junior Shares); and (iv) fractional interests in Pari Passu Shares or Junior Shares pursuant to the conversion or exchange provisions of such Pari Passu Shares or Junior Shares or the security being converted or exchanged.

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Exhibit 3.1
,
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 8 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024

Conversion of Series A Preferred Shares into Common Shares. Series A Preferred Shares shall be convertible into Common Shares on the terms and conditions set forth in this Section (6).
Holder’s Conversion Right. Subject to the provisions of Section (6)(e), at any time or times on or after the Issuance Date, any Holder shall be entitled to convert any Series A Preferred Shares into fully paid and nonassessable Common Shares in accordance with this Section (6) at the Conversion Rate (as defined below).
Conversion. The number of Common Shares issuable upon conversion by a Holder of Series A Preferred Shares pursuant to Section (6)(a) shall be determined by multiplying (x) the Conver- sion Amount in respect of the Series A Preferred Shares converted by such Holder pursuant to Section (6)(a), by (y) the Conversion Rate. In addition, the Corporation will deliver, to the ful- lest extent permitted by law and out of funds lawfully available therefor, cash in respect of ac- crued and unpaid Dividends, if any (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), with respect to such Series A Preferred Shares converted by such Holder pur- suant to Section (6)(a). In connection with any conversion request, a Holder must convert at least 1,000 Series A Preferred Shares (unless it holds fewer than 1,000 Series A Preferred Shares at the time of such request, in which case, it must convert such number of Series A Pre- ferred Shares held). No fractional Common Shares are to be issued upon the conversion of any Series A Preferred Share, but rather the number of Common Shares to be issued shall be roun- ded down to the nearest whole number and the Corporation shall in lieu of delivering any frac- tional Common Share issuable upon conversion, to the fullest extent permitted by law and out of funds lawfully available therefor, make a cash payment (calculated to the nearest cent) equal to such fraction multiplied by the Closing Sale Price of the Common Shares on the relevant Conversion Date without interest. The applicable Conversion Rate is subject to adjustment as hereinafter provided.
Mechanics of Conversion. The conversion of Series A Preferred Shares shall be conducted in the following manner:
Holder’s Delivery Requirements. To convert Series A Preferred Shares into Common Shares on any date, a Holder shall (A) deliver to the Corporation for receipt on or prior to 5:30 p.m., New York City Time, on such date, a copy of a properly completed and duly executed notice of conversion executed by the registered Holder of the Series A Preferred Shares subject to such conversion in the form attached hereto as Exhi- bit 1 (a “Conversion Notice”); and (B) deliver to the Corporation funds for the pay- ment of any applicable share transfer, documentary, stamp or similar taxes.
Corporation’s Response. As soon as practicable after the applicable Conversion Date, but in any event within two (2) Trading Days, the Corporation shall (A) (x) provided the Transfer Agent is participating in the Depository Trust Company (“DTC”) Fast Automa-
ted Securities Transfer Program (“FAST Program”) and the Common Shares issuable upon such conversion are DTC eligible and are issuable without a restricted legend and with an unrestricted CUSIP, as reasonably determined by the Corporation, credit such aggregate number of Common Shares to which such Holder shall be entitled to such Holder’s or its designee’s balance account with DTC through its Deposit/Withdra- wal at Custodian system, or (y) if the Transfer Agent is not participating in the DTC FAST Program or the Common Shares issuable upon such conversion are not DTC eli- gible or are not issuable without a restricted legend and with an unrestricted CUSIP,

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,

Exhibit 3.1
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 9 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024 as reasonably determined by the Corporation, make a book-entry notation registered in the name of such Holder or its designee, for the number of Common Shares to which such Holder shall be entitled and deliver to the address as specified in the ap- plicable Conversion Notice any notice required by law and (B) deliver, to the fullest extent permitted by law and out of funds lawfully available therefor, cash in respect of accrued and unpaid Dividends, if any (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), with respect to such Series A Preferred Shares converted by such Holder pursuant to Section (6)(a). While any Series A Preferred Shares are outstanding, the Corporation shall use a transfer agent that participates in the FAST Program or any successor program.
Record Holder. To the fullest extent permitted by law, the Person or Persons entitled to receive the Common Shares issuable upon a conversion of Series A Preferred Shares shall be treated for all purposes as the record holder or holders of such Com- mon Shares on the applicable Conversion Date or Mandatory Conversion Date (as de- fined below), as applicable, irrespective of the date such Common Shares are credited to such Holder’s account with DTC or the date of the book-entry notations evidencing such Common Shares, as the case may be.
Corporation’s Failure to Timely Convert. If a Holder has not received all of the Com- mon Shares to which such Holder is entitled on or within two (2) Trading Days after the applicable share delivery date with respect to a conversion of Series A Preferred Shares for any reason other such Holder’s failure to comply with the conditions set forth herein, then such Holder, upon written notice to the Corporation, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any Series A Preferred Shares that have not been converted pursuant to such Hol- der’s Conversion Notice.
Mandatory Conversion at the Corporation’s Election. If at any time, or from time to time, during the applicable Mandatory Conversion Period (i) the applicable Mandatory Conversion Price Condition is satisfied and (ii) no Equity Conditions Failure exists on the Mandatory Conversion Date, the Corporation shall from time to time have the right to require the Holders to convert all, or any portion, of the outstanding Series A Preferred Shares, as designated in the Manda- tory Conversion Notice (as defined below) relating to the applicable Mandatory Conversion on the applicable Mandatory Conversion Date into fully paid, validly issued and nonassessable Common Shares and the Corporation will deliver, to the fullest extent permitted by law and out of funds lawfully available therefor, cash in respect of accrued and unpaid Dividends, if any (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), with respect to such Series A Preferred Shares converted by the Corporation pursuant to this Section (6)(d) (a
“Mandatory Conversion”). The number of Common Shares issuable to a Holder in connection with a Mandatory Conversion pursuant to this Section (6)(d) shall be determined by multi- plying (x) the Conversion Amount in respect of the Series A Preferred Shares of such Holder converted by the Corporation pursuant to this Section (6)(d) by (y) the Conversion Rate as of the applicable Mandatory Conversion Date. No fractional Common Shares are to be issued upon the Mandatory Conversion of any Series A Preferred Share, but rather the number of Common Shares to be issued shall be rounded down to the nearest whole number and the Corporation shall in lieu of delivering any fractional Common Share issuable upon conversion make, to the fullest extent permitted by law and out of funds lawfully available therefor, a cash

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Exhibit 3.1
,
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 10 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024 payment (calculated to the nearest cent) equal to such fraction multiplied by the Closing Sale Price of the Common Shares on the relevant Mandatory Conversion Date without interest. The Corporation may exercise its right to require conversion under this Section (6)(d) by delivering not more than one (1) Trading Day following the end of any such Mandatory Conversion Mea- suring Period a written notice thereof to all Holders (a “Mandatory Conversion Notice” and the date the Corporation delivers such notice to all Holders is referred to as a “Mandatory
Conversion Notice Date”). Each Mandatory Conversion Notice shall be irrevocable. Each Man-
datory Conversion Notice shall (i) state (a) the Trading Day on which the applicable Mandatory Conversion shall occur, which Trading Day shall be the twentieth (20th) Trading Day following the applicable Mandatory Conversion Notice Date (unless an earlier date is agreed to in writing between the Corporation and a Holder, but only with respect to such Holder) (a “Mandatory
Conversion Date”), (b) the aggregate Conversion Amount of the Series A Preferred Shares which the Corporation has elected to be subject to such Mandatory Conversion from such Hol- der and all other Holders pursuant to this Section (6)(d), (c) the amount of accrued and unpaid Dividends, if any (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), with respect to such Series A Preferred Shares converted by the Corporation pursuant to this Section (6)(d), (d) the number of Common Shares to be issued to such Holder on the appli- cable Mandatory Conversion Date, (e) in the event such Mandatory Conversion cannot be consummated in full due to the limitations set forth in Section (6)(e), state whether the Corpo- ration shall on the applicable Mandatory Conversion Date, to the fullest extent permitted by law and out of funds lawfully available therefor, redeem the Series A Preferred Shares that can- not be converted due to such limitation (such Series A Preferred Shares that the Corporation has elected to be subject to a Mandatory Conversion but which cannot be so converted due to the limitations set forth in Section (6)(e), the “Excess Mandatory Conversion Shares”)
and (f) state whether the conversion of all or any portion of the Series A Preferred Shares that the Corporation has elected to be subject to a Mandatory Conversion will result in the issuance of a greater number of Common Shares than permitted under Section (6)(e)(i), and (ii) certify that the applicable Mandatory Conversion Price Condition relating to the applicable Mandatory Conversion has been satisfied and that there is no Equity Conditions Failure as of the Manda- tory Conversion Notice Date. If the Corporation confirmed that there was no such Equity Conditions Failure relating to the applicable Mandatory Conversion as of the applicable Manda- tory Conversion Notice Date but an Equity Conditions Failure occurs at any time between the applicable Mandatory Conversion Notice Date and the applicable Mandatory Conversion Date
(a “Mandatory Conversion Interim Period”) that the Corporation expects will last through the applicable Mandatory Conversion Date, the Corporation shall provide each Holder a sub- sequent written notice to that effect. If there is an Equity Conditions Failure on the applicable Mandatory Conversion Date, then such Mandatory Conversion shall be null and void with res- pect to all or any part designated by such Holder of the unconverted Series A Preferred Shares subject to the applicable Mandatory Conversion and such Holder shall be entitled to all the rights of a holder of Series A Preferred Shares with respect to such Series A Preferred Shares; provided, however, that if a Holder waives in writing an Equity Conditions Failure du- ring the applicable Mandatory Conversion Interim Period, then the Corporation shall be requi- red to proceed with the applicable Mandatory Conversion with respect to such Holder. Not- withstanding anything to the contrary in this Section (6)(d), until the applicable Mandatory Conversion has occurred, the Series A Preferred Shares subject to the Mandatory Conversion may be converted, in whole or in part, by a Holder into Common Shares pursuant to Sec- tions (6)(a)-(c). All Series A Preferred Shares converted by a Holder after a Mandatory Conver-

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Exhibit 3.1

,
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 11 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024 sion Notice Date shall reduce the Series A Preferred Shares required to be converted on the re- lated Mandatory Conversion Date. If a Mandatory Conversion cannot be consummated in full due to the limitations set forth in Section (6)(e), then (i) on the applicable Mandatory Conversa- tion Date, only that portion of the applicable Mandatory Conversion that complies with the li- mitations set forth in Section (6)(e) shall occur, (ii) unless the Corporation has indicated in the applicable Mandatory Conversion Notice that it shall redeem the applicable Excess Mandatory Conversion Shares on the applicable Mandatory Conversion Date, such Holder must promptly deliver one or more Conversion Notice(s) to the Corporation upon disposition of any securities of the Corporation that would permit the conversion of any portion of such Excess Mandatory Conversion Shares and (iii) notwithstanding anything herein to the contrary, Preferential Divi- dends with respect to the Series A Preferred Shares which the Corporation has elected to be subject to such Mandatory Conversion shall cease to accrue and be payable as of the appli- cable Mandatory Conversion Date and all approval, consent or voting rights and any right to a Make-Whole Amount shall cease with respect to the Series A Preferred Shares not able to be so converted. If a Mandatory Conversion consummated in full would violate the limitations set forth in (i) Section (6)(e)(ii), the Corporation may indicate in the related Mandatory Conversion Notice that it shall redeem, to the fullest extent permitted by law and out of funds lawfully avai- lable therefor, the Excess Mandatory Conversion Shares on the applicable Mandatory Conver- sion Date in cash, without interest, at a price equal to the greater of (x) 100% of the Conversion Amount in respect of the applicable Excess Mandatory Conversion Shares and (y) the product of (1) the Conversion Amount of the applicable Excess Mandatory Conversion Shares and (2) the quotient determined by dividing (A) the greatest Closing Sale Price of the Common Shares during the period beginning on the Trading Day immediately preceding the applicable Manda- tory Conversion Notice Date and ending on the Trading Day immediately preceding the appli- cable Mandatory Conversion Date, by (B) the lowest Conversion Price in effect during such per- iod referred to in the immediately preceding clause (y)(2)(A) or (ii) Section (6)(e)(i), the Corpora- tion may indicate in the related Mandatory Conversion Notice that it shall redeem the portion of the Series A Preferred Shares that is subject to a Mandatory Conversion that cannot be converted due to the limitations set forth in Section (6)(e)(i) on the applicable Mandatory Conversion Date in cash, without interest, at a price per Common Share that the Corporation is prohibited from issuing pursuant to Section (6)(e)(i) equal to the amount set forth in the last sentence of Section (6)(e)(i). If the Corporation elects to cause a Mandatory Conversion pur- suant to this Section (6)(d), then it must simultaneously take the same action in the same pro- portion with respect to all Series A Preferred Shares to the extent practicable or, if the pro rata basis is not practicable for any reason, by lot or such other equitable method as the Corpora- tion determines in good faith. On the Mandatory Conversion Date, each Series A Preferred Share to be converted pursuant to such Mandatory Conversion shall automatically be conver- ted into fully paid, validly issued, nonassessable Common Shares as described above without any further act or deed on the part of the Corporation, any Holder or any other Person.
Limitation on Conversions.

Principal Market Regulation. The Corporation shall not be obligated to issue any Com- mon Shares pursuant to the terms of these Articles of Continuance, and the Holders shall not have the right to receive any Common Shares pursuant to the terms of these Articles of Continuance, to the extent the issuance of such Common Shares would ex- ceed 22,165,789 Common Shares (as adjusted for any share dividend, share split, share combination, reclassification or similar transaction relating to the Common

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Exhibit 3.1
,
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 12 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024

Shares occurring after the Subscription Date) (the “Exchange Cap”), except that such limitation shall not apply in the event that the Corporation obtains the approval of its shareholders as required by the applicable rules of the Principal Market and the To- ronto Stock Exchange (or its successor), as applicable, for issuances of Common Shares in excess of such amount or if the Principal Market and the Toronto Stock Ex- change (or its successor), as applicable, allows for a greater number of Common Shares to be issued pursuant to these Articles of Continuance. Until such approval is obtained, no Holder shall be issued in the aggregate, pursuant to the terms of these Articles of Continuance, Common Shares in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the number of Series A Preferred Shares issued to such initial Holder pursuant to the Securities Pur- chase Agreement on the Issuance Date and the denominator of which is the aggre- gate number of all Series A Preferred Shares issued to the initial Holders pursuant to the Securities Purchase Agreement on the Issuance Date (with respect to each such
Holder, the “Exchange Cap Allocation”). In the event that any Holder shall sell or otherwise transfer any of such Holder’s Series A Preferred Shares, the transferee shall be allocated a pro rata portion of such Holder’s Exchange Cap Allocation, and the res- trictions of the prior sentence shall apply to such transferee with respect to the por- tion of the Exchange Cap Allocation allocated to such transferee. In the event that any Holder shall have converted any of such Holder’s Series A Preferred Shares into a number of Common Shares which, in the aggregate, is less than such Holder’s Ex- change Cap Allocation, then the difference between such Holder’s Exchange Cap Allo- cation and the number of Common Shares actually issued to such Holder shall be al- located to the respective Exchange Cap Allocations of the remaining Holders on a pro rata basis in proportion to the Common Shares underlying the Series A Preferred Shares then held by each such Holder. In the event that the Corporation is prohibited from issuing any Common Shares in connection with a conversion of Series A Prefer- red Shares pursuant to Section (6)(a) or Section (6)(d)or in respect of Preferential Divi-
dend Shares as a result of the operation of this Section (6)(e)(i) (the “Exchange Cap
Shares”), the Corporation shall, to the fullest extent permitted by law and out of funds lawfully available therefor, pay cash on or prior to the applicable share delivery date to such Holder in exchange for the redemption of such number of Series A Pre- ferred Shares held by the Holder that are not convertible into such Exchange Cap Shares at a price equal to the product of (x) such number of Exchange Cap Shares and (y) the Closing Sale Price of the Common Shares on the applicable Conversion Date or Mandatory Conversion Date, as the case may be, except that if the Exchange Cap Shares are Preferential Dividend Shares, the Corporation shall instead pay to such Holder Cash Preferential Dividends on the applicable Preferential Dividend Date in accordance with Section (5).
HSR Cap. Notwithstanding anything to the contrary contained herein, until the HSR Date the Corporation shall not effect the conversion of any portion of Series A Prefer- red Shares held by an HSR Holder in excess of the HSR Amount, and no HSR Holder shall have the right to convert any portion of its Series A Preferred Shares in excess of the HSR Amount pursuant to the terms and conditions of these Articles of Conti- nuance and any such conversion shall be null and void and treated as if never made.
Transfer Taxes. The Corporation shall not be required to pay any documentary stamp or simi-

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Exhibit 3.1

,
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 13 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024

Exhibit 3.1

Adjustments to Conversion Rate.

lar tax that may be payable in respect of the issuance, delivery, payment or other transfer of Series A Preferred Shares, Common Shares or other securities, and shall not be required to make any such issuance, delivery, payment or other transfer unless and until the Person entit- led to such issuance, delivery, payment or other transfer or any other Person liable for such tax has paid to the Corporation the amount of any such tax or has established, to the reasonable satisfaction of the Corporation (as determined in its reasonable discretion), that such tax has been paid or is not payable.

Adjustments. The Conversion Rate will be subject to adjustment, without duplication, upon the occurrence of the following events, except that the Corporation shall not make any adjustment to the Conversion Rate if each Holder of the Series A Preferred Shares participates, at the same time and upon the same terms as holders of Common Shares and solely as a result of holding Series A Preferred Shares, in any transaction described in this Section (7)(a), without having to convert its Series A Preferred Shares, as if it held a number of Common Shares equal to (x) the Conversion Rate, multiplied by (y) the Conversion Amount of Series A Preferred Shares held by such Holder (without regard to any limitations on conversion):
The exclusive issuance of Common Shares as a dividend or distribution on all or sub- stantially all of the Common Shares, or a subdivision or combination of Common Shares or a reclassification of Common Shares into a greater or lesser number of Common Shares, in which event the Conversion Rate shall be adjusted based on the following formula:
CR1 = CR0 x (OS1 / OS0)

CR0 = the Conversion Rate in effect immediately prior to the open of business on (i) the Ex-Dividend Date for such dividend or distribution, or (ii) the effective date of such subdivision, combination or reclassification
CR1 = the new Conversion Rate in effect immediately after the open of business on (i) the Ex-Dividend Date for such dividend or distribution, or (ii) the effective date of such subdivision, combination or reclassification
OS0 = the number of Common Shares outstanding immediately prior to the open of business on (i) the Ex-Dividend Date for such dividend or distribution or (ii) the effec- tive date of such subdivision, combination or reclassification
OS1 = the number of Common Shares outstanding immediately after, and solely as a result of, the completion of such event
Any adjustment made pursuant to this clause (i) shall be effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution, or the effective date of such subdivision, combination or reclassification, as applicable. If any such event is announced or declared but does not occur, the Conversion Rate shall be readjusted, effective as of the date the Corporation announces that such event shall not occur, to the Conversion Rate that would then be in effect if such event had not been declared.

Les statuts de maintien approuvés ne sont pas complets sans le certificat de maintien. Copie certifiée conforme du dossier du ministère des Services au public et aux entreprises.

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Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 14 de 50

Exhibit 3.1
BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024

The dividend, distribution or other issuance to all or substantially all holders of Com- mon Shares of rights (other than rights, options or warrants distributed in connection with a shareholder rights plan (in which event the provisions of Section (7)(a)(vi) shall apply)), options or warrants entitling them to subscribe for or purchase Common Shares for a period expiring forty-five (45) days or less from the date of issuance the- reof, at a price per share that is less than the Current Market Price as of the date such dividend, distribution or other issuance is publicly announced (the “Public Announce-
ment Date”) for such issuance, in which event the Conversion Rate will be increased based on the following formula:
CR1 = CR0 x [(OS0+X) / (OS0+Y)]

CR0 = the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such dividend, distribution or issuance
CR1 = the new Conversion Rate in effect immediately following the open of business on the Ex-Dividend Date for such dividend, distribution or issuance
OS0 = the number of Common Shares outstanding immediately prior to the open of business on the Ex-Dividend Date for such dividend, distribution or issuance
X = the total number of Common Shares issuable pursuant to such rights, options or warrants
Y = the number of Common Shares equal to the aggregate price payable to exercise such rights, options or warrants divided by the Current Market Price as of the Public Announcement Date for such dividend, distribution or issuance
For purposes of this clause (ii), in determining whether any rights, options or warrants entitle the holders to purchase the Common Shares at a price per share that is less than the Current Market Price as of the Public Announcement Date for such dividend, distribution or issuance, there shall be taken into account any consideration the Corpo- ration receives for such rights, options or warrants, and any amount payable on exer- cise thereof, with the value of such consideration, if other than cash, to be the Fair Market Value thereof.
Any adjustment made pursuant to this clause (ii) shall become effective immediately following the open of business on the Ex-Dividend Date for such dividend, distribution or issuance. In the event that such rights, options or warrants are not so issued, the Conversion Rate shall be readjusted, effective as of the date the Corporation publicly announces its decision not to issue such rights, options or warrants, to the Conversion Rate that would then be in effect if such dividend, distribution or issuance had not been declared. To the extent that such rights, options or warrants are not exercised prior to their expiration or Common Shares are otherwise not delivered pursuant to such rights, options or warrants upon the exercise of such rights, options or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the dividend, distribution or issuance of such rights, options or warrants been made on the basis of the delivery of only the number of Common Shares actually delivered.

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Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 15 de 50

Exhibit 3.1

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024

The distribution by the Corporation to all or substantially all holders of its Common Shares (other than for cash in lieu of fractional shares), shares of any class of its share capital, evidences of its indebtedness, assets, other property, securities or special cash dividends (including, without limitation, the IAA Special Dividend, but exclu- ding (A) regular quarterly cash dividends that are Participating Dividends in accor- dance with Section (5)(b)), (B) dividends or distributions referred to in Section (7)(a)(i) or Section (7)(a)(ii) hereof, (C) Distribution Transactions as to which Section (7)(a)(iv) shall apply, (D) rights, options or warrants distributed in connection with a shareholder rights plan as to which Section (7)(a)(v) shall apply and (E) distributions of Reference Property in a Corporate Event described in Sec- tion (9)(c) hereof) (any of such shares of its share capital, indebtedness, assets, pro- perty, securities or special cash dividends that are not so excluded are hereinafter cal-
led the “Distributed Property”), then, in each such case the Conversion Rate shall be adjusted based on the following formula: CR1 = CR0 x [SP0 / (SP0 - FMV)]
CR0 = the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution
CR1 = the new Conversion Rate in effect immediately after the open of business on the Ex-Dividend Date for such dividend or distribution
SP0 = the Current Market Price as of the Ex-Dividend Date for such dividend or distri- bution
FMV = the Fair Market Value of the portion of Distributed Property distributed with res- pect to each outstanding Common Share on the Ex-Dividend Date for such dividend or distribution; provided that in the event of a dividend or distribution of cash, FMV shall equal the amount in cash per Common Share the Corporation distributes to all or sub- stantially all holders of its Common Shares; provided further that, if FMV is equal or greater than SP0, then in lieu of the foregoing adjustment, the Corporation shall distri- bute to each Holder of Series A Preferred Shares on the date the applicable Distributed Property is distributed to holders of Common Shares, but without requiring such Hol- der to convert its Series A Preferred Shares, in respect of each Series A Preferred Share held by such Holder, the amount of Distributed Property such holder would have recei- ved had such holder owned a number of Common Shares equal to the Conversion Rate on the Ex-Dividend Date for such dividend or distribution
Any adjustment made pursuant to this clause (iii) shall be effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution. If any such dividend or distribution is declared but does not occur, the Conversion Rate shall be readjusted, effective as of the date the Corporation announces that such dividend or distribution shall not occur, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.
The Corporation effects a Distribution Transaction, in which case the Conversion Rate shall be increased based on the following formula:
CR1 = CR0 x [(FMV + MP0) / MP0]

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Exhibit 3.1

,
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 16 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024

CR0 = the Conversion Rate in effect immediately prior to the end of the Valuation Per- iod (as defined below)
CR1 = the new Conversion Rate in effect immediately after the end of the Valuation Period
FMV = the arithmetic average of the Weighted Average Prices for a common share or similar equity interest distributed per Common Share to holders of Common Shares over the first ten (10) consecutive Trading Day period after, and including, the Ex-Divi- dend Date for the Distribution Transaction (the “Valuation Period”); provided that, if there is no Weighted Average Price of the common share or similar equity interest dis- tributed to holders of the Common Shares on such Ex-Dividend Date, the “Valuation Period” shall be the ten (10) consecutive Trading Day period after, and including, the first Trading Day such Weighted Average Price is available
MP0 = the arithmetic average of the Weighted Average Price per Common Share over the Valuation Period
Such adjustment shall become effective immediately following the close of business on the last Trading Day of the Valuation Period. If an adjustment to the Conversion Rate is re- quired under this Section (7)(a)(iv), delivery of any additional Common Shares that may be deliverable upon conversion as a result of an adjustment required under this Section (7)(a)(iv) shall be delayed to the extent necessary in order to complete the cal- culations provided for in this Section (7)(a)(iv). If any Distribution Transaction is declared but not so paid or made, the Conversion Rate shall be immediately decreased, effective as of the date the Board of Directors of the Corporation (the “Board”) determines not to pay or make such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared or announced.
If the Corporation or any of its Subsidiaries make a payment in respect of a tender or exchange offer for the Common Shares that is subject to the then applicable tender offer rules under the Exchange Act, other than an odd lot tender offer pursuant to Rule 13e-4(h)(5) under the Exchange Act, to the extent that the cash and value of any other consideration included in the payment per Common Share exceeds the average of the Weighted Average Prices of the Common Shares over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Conversion Rate shall be increased based on the following for- mula:
CR1 = CR0 x [AC+(SP1 x OS1)] / (OS0 x SP1)

CR0 = the Conversion Rate in effect immediately prior to the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succee- ding the date such tender or exchange offer expires
CR1 = the Conversion Rate in effect immediately after the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires

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,

Exhibit 3.1
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 17 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024

AC = the aggregate value of all cash and any other consideration (as determined by the Corporation) paid or payable for Common Shares purchased in such tender or ex- change offer
OS0 = the number of Common Shares outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to the purchase of all Common Shares accepted for purchase or exchange in such tender or exchange offer)
OS1 = the number of Common Shares outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase of all Common Shares accepted for purchase or exchange in such tender or exchange offer)
SP1 = the average of the Weighted Average Prices of the Common Shares over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires
The adjustment to the Conversion Rate under this Section (7)(a)(v) shall occur at the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires. If an adjustment to the Conversion Rate is required under this Section (7)(a)(v), delivery of any additional Com- mon Shares that may be deliverable upon conversion as a result of an adjustment requi- red under this Section (7)(a)(v) shall be delayed to the extent necessary in order to com- plete the calculations provided for in this Section (7)(a)(v). If the Corporation or one of its Subsidiaries is obligated to purchase Common Shares pursuant to any such tender or ex- change offer described in the preceding paragraph but the Corporation is, or such Subsi- diary is, permanently prevented by applicable law from effecting any such purchase or all such purchases are rescinded, the Conversion Rate will be decreased to be the Conver- sion Rate that would then be in effect if such tender or exchange offer had not been made or had been made only in respect of the purchases that have been effected.
If the Corporation has a shareholder rights plan in effect with respect to the Common Shares on any Conversion Date or Mandatory Conversion Date, upon conversion of any of the Series A Preferred Shares, Holders of such shares will receive, in addition to the applicable number of Common Shares, the rights under such rights plan relating to such Common Shares, unless, prior to such Conversion Date, the rights have (A) be- come exercisable or (B) separated from the Common Shares (the first of such events to occur, a “Trigger Event”), in which case, the Conversion Rate will be adjusted, effec-
tive automatically at the time of such Trigger Event, as if the Corporation had made a distribution of such rights to all holders of the Common Shares as described in Sec- tion (7)(a)(ii) (without giving effect to the forty-five (45) day limit on the exercisability of rights, options or warrants ordinarily subject to such Section (7)(a)(ii)), subject to ap- propriate readjustment in the event of the expiration, termination or redemption of such rights prior to the exercise, deemed exercise or exchange thereof. Notwithstan- ding the foregoing, to the extent any such shareholder rights are exchanged by the Corporation for Common Shares or other property or securities, the Conversion Rate shall be appropriately readjusted as if such shareholder rights had not been issued, but the Corporation had instead issued such Common Shares or other property or se- curities as a dividend or distribution of Common Shares pursuant to Section (7)(a)(i) or Section (7)(a)(iii), as applicable.

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Exhibit 3.1

,
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 18 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024

To the extent that such rights are not exercised prior to their expiration, termination or redemption, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the occurrence of the Trigger Event been made on the basis of the issuance of, and the receipt of the exercise price with respect to, only the number of Common Shares actually issued pursuant to such rights.
Notwithstanding anything to the contrary in this Section (7)(a)(vi), no adjustment shall be required to be made to the Conversion Rate with respect to any Holder which is, or is an “affiliate” or “associate” of, an “acquiring person” (or analogous term) under such shareholder rights plan or with respect to any direct or indirect transferee of such Holder who receives Series A Preferred Shares in such transfer after the time such Holder becomes, or its affiliate or associate becomes, an “acquiring person” (or analo- gous term).
Calculation of Adjustments. All adjustments to the Conversion Rate shall be calculated by the Corporation to the nearest 1/10,000,000th of one Common Share (or if there is not a nearest 1/10,000,000th of a share, to the next lower 1/10,000,000th of a share). No adjustment to the Conversion Rate will be required unless such adjustment would require an increase or de- crease of at least one percent of the Conversion Rate; provided, however, that any such adjust- ment that is not required to be made will be carried forward and taken into account in any subsequent adjustment; provided further that any such adjustment of less than one percent that has not been made will be made upon any conversion.
When No Adjustment Required.

Except as otherwise provided in this Section (7), the Conversion Rate will not be adjus- ted for the issuance of Common Shares or any securities convertible into or exchan- geable for Common Shares or carrying the right to purchase any of the foregoing, or for the repurchase of Common Shares.
Except as otherwise provided in this Section (7), the Conversion Rate will not be adjus- ted as a result of the issuance of, the distribution of separate certificates represen- ting, the exercise or redemption of, or the termination or invalidation of, rights pur- suant to any shareholder rights plans.
No adjustment to the Conversion Rate will be made:

upon the issuance of any Common Shares pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in Common Shares under any plan in which purchases are made at market prices on the date or dates of purchase, without discount, and whether or not the Corporation bears the ordinary costs of administration and operation of the plan, including brokerage commissions;
upon the issuance of any Common Shares or options or rights to purchase such shares pursuant to any present or future employee, director or officer benefit or equity incentive arrangement, plan or program of or assumed by the Corporation or any of its Subsidiaries or of any employee agreements or arrangements or programs;

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Exhibit 3.1
,
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 19 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024 except as otherwise provided in this Section (7) upon the issuance of any Common Shares pursuant to any option, warrant, right, or exercisable, exchangeable or any shares or securities directly or indirectly convertible into or exercisable or exchan- geable for Common Shares;
for dividends or distributions declared or paid to holders of Common Shares in which Holders participate pursuant to Section (5);
for a third-party tender offer or exchange offer by any party other than a tender offer or exchange offer by one or more of the Corporation’s Subsidiaries as described in Section (7)(a)(v); or
for any accrued and unpaid dividends (in accordance with Section (5)(c)) or Dividends.

Successive Adjustments. After an adjustment to the Conversion Rate under this Section (7), any subsequent event requiring an adjustment under this Section (7) shall cause an adjustment to each such Conversion Rate as so adjusted.
Multiple Adjustments. For the avoidance of doubt, if an event occurs that would trigger an ad- justment to the Conversion Rate pursuant to this Section (7) under more than one subsection hereof, such event, to the extent fully taken into account in a single adjustment, shall not result in multiple adjustments hereunder; provided, however, that if more than one subsection of this Section (7) is applicable to a single event, the subsection shall be applied that produces the highest adjusted Conversion Rate.
Notice of Adjustments. Whenever the Conversion Rate is adjusted as provided under this Sec- tion (7), the Corporation shall as soon as reasonably practicable following the occurrence of an event that requires such adjustment (or if the Corporation is not aware of such occurrence, as soon as reasonably practicable after becoming so aware) compute the adjusted applicable Conversion Rate in accordance with this Section (7) and prepare and transmit to the Holders and if the Transfer Agent maintains the register and records pursuant to Section (17), the
Transfer Agent a certificate of an authorized officer of the Corporation (an “Officer’s Certifi-
cate”) setting forth the applicable Conversion Rate, the method of calculation thereof, and the facts requiring such adjustment and upon which such adjustment is based.
Transfer Agent. The Transfer Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require any adjustment of the Conversion Rate or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Transfer Agent shall be fully authorized and protected in relying on any Officer’s Certificate delivered pursuant to Section (7)(f) and any adjustment contained therein and the Transfer Agent shall not be dee- med to have knowledge of any adjustment unless and until it has received such certificate. The Transfer Agent shall not be responsible for any failure of the Corporation to issue, transfer or deliver any Common Shares pursuant to the conversion of Series A Preferred Shares or to comply with any of the duties, responsibilities or covenants of the Corporation contained in this Section (7).
Offer To Repurchase. If, at any time while any Series A Preferred Shares remain outstanding, the Corporation redeems or repur- chases any of its Common Shares, Junior Shares, options or warrants that are convertible, exchangeable or exercisable for Com- mon Shares after it has redeemed or repurchased from and after the Subscription Date an aggregate of US$2.0 billion of Com-

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Exhibit 3.1
,
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 20 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024 mon Shares (and/or Common Shares underlying any Junior Shares, options or warrants that are convertible, exchangeable or exercisable for Common Shares) (an “Offer to Repurchase Event”), the Corporation shall deliver a written notice thereof (an “Offer to Repurchase Notice”) no later than five (5) Business Days following the end of the Calendar Quarter during which one or more Offer to Repurchase Events occurred to all, but not less than all, of the Holders (the date the Corporation delivers such notice to all Holders is referred to as an “Offer to Repurchase Notice Date”) and offer to repurchase (an “Offer to Repurchase”) from each Holder a number of such Holder’s Series A Preferred Shares equal to no less than such Holder’s Offer to Repurchase Pro Rata Portion of the Offer to Repurchase Percentage of the Series A Preferred Shares then issued and outstan- ding (such number of Series A Preferred Shares, the “Offer to Repurchase Shares”). An Offer to Repurchase shall offer to re-
deem each such Offer to Repurchase Share for cash at a price equal to the applicable Offer to Repurchase Price. Within twenty
(20) Business Days after the receipt by the Holder of an Offer to Repurchase Notice, each Holder may require the Corporation to redeem to the fullest extent permitted by law and out of funds lawfully available therefor, at the Offer to Repurchase Price, up to the amount of such Holder’s Offer to Repurchase Shares by delivering written notice thereof (an “Acceptance Notice”) to the Corporation which Acceptance Notice shall indicate the number of Offer to Repurchase Shares that such Holder is electing to re- deem and the wire instructions for the payment of the applicable Offer to Repurchase Price to such Holder. Each Offer to Repur- chase shall occur on the thirtieth (30th) Business Day following the end of the Calendar Quarter during which one more Offers to Repurchase giving rise to the applicable Offer to Repurchase occurred (an “Offer to Repurchase Date”). Each Offer to Repur- chase Notice shall (A) describe the applicable Offer to Repurchase Event, including, without limitation, the calculation of the Offer to Repurchase Pro Rata Portion, the Offer to Repurchase Percentage and the Offer to Repurchase Price and (B) state the maxi- mum Offer to Repurchase Price to be paid to such Holder on such Offer to Repurchase Date. On the applicable Offer to Repur- chase Date the Corporation shall deliver or shall cause to be delivered to the Holder to the fullest extent permitted by law and out of funds lawfully available therefor the Offer to Repurchase Price in cash by wire transfer of immediately available funds pur- suant to wire instructions provided by the Holder in writing to the Corporation in its Acceptance Notice. Unless otherwise indica- ted in a Conversion Notice, all Series A Preferred Shares converted by the Holder after the Offer to Repurchase Notice Date shall reduce the Holder’s right to require redemption of the Holder’s Offer to Repurchase Shares on a one-for-one basis.
Change of Control Redemption Rights.

Holders’ Change of Control Redemption Right. No later than ten (10) days prior to the consum- mation of a Change of Control, or, if not practicable as promptly as reasonably practicable after the Corporation is aware of such Change of Control, the Corporation shall deliver written no- tice thereof to the Holders (a “Change of Control Notice”) setting forth a description of such transaction in reasonable detail and the anticipated Change of Control Redemption Date (as defined below) if then known. At any time during the period beginning after a Holder’s receipt of a Change of Control Notice and ending on the date that is twenty (20) Trading Days after the consummation of such Change of Control, such Holder may require the Corporation to redeem (a “Change of Control Redemption”), to the fullest extent permitted by law and out of funds lawfully available therefor, all or any portion of such Holder’s Series A Preferred Shares by deli- vering written notice thereof (“Change of Control Redemption Notice”) to the Corporation and, if the Transfer Agent maintains the register and records pursuant to Section (17), the Transfer Agent, which Change of Control Redemption Notice shall indicate the number of Se- ries A Preferred Shares such Holder is electing to redeem (which number shall be at least one thousand (1,000) Series A Preferred Shares) (unless it holds fewer than 1,000 Series A Preferred Shares at the time of such request, in which case, it must convert such number of Series A Pre- ferred Shares held) and include wire instructions for the payment of the applicable Change of Control Redemption Price. Any Series A Preferred Shares subject to redemption pursuant to this Section (9)(a) shall, to the fullest extent permitted by law and out of funds lawfully available therefor, be redeemed by the Corporation in cash, without interest, at a price equal to the sum of (A) the greater of (x) the Conversion Amount of the Series A Preferred Shares being redee-

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Exhibit 3.1
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 21 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024 med and (y) the Change of Control As-Converted Value with respect to the Series A Preferred Shares being redeemed, (B) the Make-Whole Amount and (C) accrued and unpaid Dividends, if any (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), with respect to such Series A Preferred Shares being redeemed (the amount in this clause (C), the “Change of Control Accrued Dividends Payment”, the sum of the amounts in the immediately preceding clauses (A) and (B), the “Base Change of Control Redemption Price” and the sum of the
amounts in the immediately preceding clauses (A), (B) and (C), the “Change of Control Re-
demption Price”); provided, however, that each Holder, at its option, may, instead of requiring the redemption of any Series A Preferred Shares, elect in its Change of Control Redemption Notice to require the Corporation to exchange such Series A Preferred Shares for (1) such num- ber of Common Shares (the “Redemption Exchange Shares”) calculated by dividing (x) the ap- plicable Base Change of Control Redemption Price, by (y) the applicable Make-Whole Share Price, and, (2) to the fullest extent permitted by law and out of funds lawfully available therefor, the applicable Change of Control Accrued Dividends Payment in cash (together with the Re- demption Exchange Shares, the “Redemption Exchange Consideration”). The Corporation shall make payment of the Change of Control Redemption Price, or the exchange of Series A Preferred Shares for Redemption Exchange Consideration, concurrently with the consumma- tion of such Change of Control if such a Change of Control Redemption Notice is received at least five (5) Trading Days prior to the consummation of such Change of Control and within five
(5) Trading Days after the Corporation’s receipt of such notice otherwise (the “Change of
Control Redemption Date”). Once a Change of Control Redemption Notice has been delive- red, the Series A Preferred Shares submitted for redemption (or exchange) under this Sec- tion (9)(a) may not be converted, in whole or in part, pursuant to Sections(6)(a)-(c). In the event that a Holder elects to require the exchange of Series A Preferred Shares for Redemption Ex- change Consideration as set forth above, the Corporation shall make appropriate provision to ensure that such Holder will have the right to receive, in exchange for the Redemption Ex- change Shares included in such Redemption Exchange Consideration (or in lieu of Redemption Exchange Shares included in such Redemption Exchange Consideration, if the Change of Control is consummated before the delivery of such Redemption Exchange Shares), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights), if any, which are paid to the holders of Common Shares of the Corporation in connection with such Change of Control in accordance with Sec- tion (9)(c). Notwithstanding anything to the contrary contained in this Section (9)(a), in the event of a Change of Control Redemption, the Corporation shall only pay the Change of Control Redemption Price in cash as required by this Section (9) after paying in full in cash all obligations of the Corporation and its Subsidiaries under any credit agreement, indenture or si- milar agreement evidencing indebtedness for borrowed money (including the termination of all commitments to lend, to the extent required by such credit agreement, indenture or similar agreement) in excess of US$50.0 million, individually, and in existence at the time of such Change of Control Redemption (without giving effect to any amendment, supplement, restate- ment, replacement, refinance or other modification thereto on or after or in anticipation of such Change of Control) (collectively, the “Debt Documents”), which requires prior payment of the obligations thereunder (and termination of commitments thereunder, if applicable) as a condition to the payment of such Change of Control Redemption Price in cash (all such requi- red payments under the Debt Documents in the event of a Change of Control are collectively referred to as the “Senior Debt Payments”; provided, however, that the Corporation shall use its commercially reasonable best efforts to pay such Senior Debt Payments without delay in ac-

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Exhibit 3.1
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 22 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024 cordance with the terms of the Debt Documents and shall not be allowed to circumvent any payment of a Change of Control Redemption Price by unnecessarily delaying the payment of any Senior Debt Payments.
Redemption by the Corporation Upon a Qualified Change of Control. In the case of a Change of Control as a result of which the Series A Preferred Shares are not convertible into common share capital that is quoted on or listed for trading on an Eligible Market (a “Qualified Change of Control”), any Series A Preferred Shares, may be redeemed, at the option of the Corpora-
tion (or its successor or the acquiring or surviving Person in such Qualified Change of Control), upon not less than thirty (30) days’ notice delivered to the Holders not later than ten (10) days after the consummation of such Qualified Change of Control, at a redemption price per share equal to the Change of Control Redemption Price with respect to such Qualified Change of Control. Unless the Corporation (or its successor or the acquiring or surviving Person in such Qualified Change of Control) defaults in making the redemption payment on the applicable Change of Control Redemption Date, on and after such Change of Control Redemption Date, (A) Dividends shall cease to accrue on the Series A Preferred Shares so called for redemp- tion, (B) all Series A Preferred Shares called for redemption shall no longer be deemed outstan- ding and (C) all rights with respect to such Series A Preferred Shares shall on such Change of Control Redemption Date cease and terminate, except only the right of the Holders thereof to receive the amount payable in such redemption.
Corporate Events. If there shall occur any Fundamental Transaction, as a result of which the Common Shares are converted into or exchanged for securities, cash, assets or other property (a “Corporate Event”), then following any such Corporate Event, each Series A Preferred Share shall remain outstanding (subject to the last paragraph of Section (14)) and be convertible into the number, kind and amount of securities, cash, assets or other property which a Holder would have received in such Corporate Event had such Holder converted its Series A Preferred Share into the applicable number of Common Shares immediately prior to the effective date of the Corporate Event using the Conversion Rate applicable immediately prior to the effective date of such Corporate Event (the “Reference Property”); and, in such case, appropriate ad- justment shall be made in the application of the provisions set forth in Section (7) and this Sec- tion (9)(c) with respect to the rights and interests thereafter of the Holders, to the extent that the provisions set forth in Section (7) and this Section (9)(c) (including provisions with respect to changes in and other adjustments of the Conversion Rate) and Section (9) shall thereafter be applicable in relation to any securities, cash, assets or other property thereafter deliverable upon the conversion of the Series A Preferred Shares. The Corporation (or any successor the- reto) shall, no less than twenty (20) Business Days prior to the occurrence of any Corporate Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the securities, cash, assets or other property that each Series A Preferred Share will be convertible into under this Section (9)(c). Failure to deliver such notice shall not affect the operation of this Section (9)(c). The Corporation shall not enter into any agreement for a transaction constituting a Corporate Event unless, subject to the last paragraph of Sec- tion (14), (i) such agreement provides for, or does not interfere with or prevent (as applicable), conversion of the Series A Preferred Shares in a manner that is consistent with and gives effect to this Section (9)(c) and (ii) to the extent that the Corporation is not the surviving entity in such Corporate Event or will be dissolved in connection with such Corporate Event, proper provision shall be made in the agreements governing such Corporate Event for the conversion of the Se- ries A Preferred Shares into the Reference Property and the assumption by such Person of the

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Exhibit 3.1

,
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 23 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024 obligations of the Corporation under these Articles. If the Corporate Event causes the Common Shares to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any form of shareholder election), then for the purposes of this Section (9)(c), the Reference Property into which the Series A Preferred Shares shall be convertible shall be deemed to be the weighted average of the types and amounts of consideration per share actually received by holders of Common Shares. The Corporation shall notify Holders of the weighted average as soon as practicable after such determination is made. The provisions of this Section shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion of the Series A Preferred Shares.
Right of the Holders to Convert to Series A-1 and Series A-2 Preferred Shares; Corporation’s Option to Redeem Upon Such Re- quest.
Conversion to Series A-1. Each Holder shall have the right, at such Holder’s option on or prior to the thirtieth (30th) day immediately preceding the fourth (4th) anniversary of the Issuance Date, but not prior to the date that is sixty (60) days prior to such date, subject to the conver- sion procedures set forth in Section (10)(e) and the Corporation’s right to effect a Corporation Dividend Increase Redemption pursuant to Section (11)(b)(iii), to convert each Series A Prefer- red Share of such Holder into one Series A-1 Preferred Share (as defined below) (the “Series A-
1 Conversion Right”). The right of conversion may be exercised as to all or any portion of such
Holder’s Series A Preferred Shares; provided that, in each case, no right of conversion may be exercised by a Holder in respect of less than one (1) Series A Preferred Share (as adjusted for any share dividend, share split, share combination, reclassification or similar transaction rela- ting to the Series A Preferred Shares occurring after the Subscription Date). On the fourth (4th) anniversary of the Issuance Date (the “Series A-1 Conversion Date”), if the Corporation has not delivered a Corporation Dividend Increase Redemption Notice prior to such date, then the Corporation shall convert the amount of Series A Preferred Shares specified in the Dividend In- crease Conversion Notice (as defined in Section (10)(e)), if any, to Series A-1 Preferred Shares as of the Series A-1 Conversion Date. For the avoidance of doubt, (i) the Conversion Amount of the Series A-1 Preferred Shares to be issued upon such conversion shall equal the Conversion Amount of the Series A Preferred Shares submitted for conversion upon exercise of the Series A-1 Conversion Right set forth herein and (ii) accrued and unpaid Dividends, if any (and any ac- crued and unpaid dividends accrued pursuant to Section (5)(c)), in respect of Series A Preferred Shares converted for Series A-1 Preferred Shares pursuant to this Section (10)(a) will be conver- ted into accrued and unpaid Dividends (and any accrued and unpaid dividends accrued pur- suant to Section (5)(c)), in respect of such Series A-1 Preferred Shares.
Series A-1 Preferred Shares. Upon the Holder exercising its Series A¬1 Conversion Right pur- suant to Section (10)(a), the Corporation shall on or prior to the Series A-1 Conversion Date create the Series A-1 Preferred Shares and, upon such creation, the Corporation shall at all times reserve and keep available out of its authorized and unissued Senior Preferred Shares, solely for designation as Series A-1 Senior Preferred Shares (each, a “Series A-1 Preferred
Share” and collectively, the “Series A-1 Preferred Shares”) to be issued upon the conversion of the Series A Preferred Shares, such number of Senior Preferred Shares as shall from time to time be equal to the number of Series A-1 Preferred Shares issuable upon the conversion of all the Series A Preferred Shares then outstanding. Any Series A-1 Preferred Shares issued upon conversion of Series A Preferred Shares shall be duly authorized, validly issued, fully paid and

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Exhibit 3.1
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 24 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024 nonassessable.

Conversion to Series A-2. Each Holder shall have the right, at such Holder’s option on or prior to the thirtieth (30th) day immediately preceding the ninth (9th) anniversary of the Issuance Date, but not prior to the date that is sixty (60) days prior to such date, subject to the conver- sion procedures set forth in Section (10)(e) and the Corporation’s right to effect a Corporation Dividend Increase Redemption pursuant to Section (11)(b)(iii), to convert each of such Holder’s Series A Preferred Share and/or Series A-1 Preferred Share into a Series A-2 Preferred Share
(as defined below) (the “Series A-2 Conversion Right”). The right of conversion may be exerci-
sed as to all or any portion of such Holder’s Series A Preferred Shares and/or Series A-1 Prefer- red Shares; provided that, in each case, no right of conversion may be exercised by a Holder in respect of less than one (1) Series A Preferred Share (as adjusted for any share dividend, share split, share combination, reclassification or similar transaction relating to the Series A Prefer- red Shares occurring after the Subscription Date) and/or one (1) Series A¬1 Preferred Share (as adjusted for any share dividend, share split, share combination, reclassification or similar tran- saction relating to the Series A-1 Preferred Shares occurring after the Subscription Date). On the ninth (9th) anniversary of the Issuance Date (the “Series A-2 Conversion Date” and together with the Series A-1 Conversion Date a “Dividend Increase Conversion Date”), if the Corpora-
tion has not delivered a Corporation Dividend Increase Redemption Notice prior to such date, then the Corporation shall convert the amount of Series A Preferred Shares and/or Series A-1 Preferred Shares, as applicable, specified in the Dividend Increase Conversion Notice to Series A-2 Preferred Shares as of the Series A-2 Conversion Date. For the avoidance of doubt, (i) the Conversion Amount of the Series A-2 Preferred Shares to be issued upon such conversion shall equal the Conversion Amount of the Series A Preferred Shares and/or the Series A-1 Preferred Shares submitted for conversion upon exercise of the Series A-2 Conversion Right set forth he- rein, (ii) the Series A-2 Conversion Right entitles (x) a Holder to convert all or some of such Hol- der’s Series A Preferred Shares into Series A-2- Preferred Shares and (y) a holder of Series A-1 Preferred Shares to convert all or some of such Holder’s Series A-1 Preferred Shares into Series A-2- Preferred Shares and (iii) accrued and unpaid Dividends, if any (and any accrued and un- paid dividends accrued pursuant to Section (5)(c)), in respect of Series A Preferred Shares or Se- ries A-1 Preferred Shares, as the case may be, converted for Series A-2 Preferred Shares pur- suant to this Section (10)(c) will be converted into accrued and unpaid Dividends (and any ac- crued and unpaid dividends accrued pursuant to Section (5)(c)), in respect of such Series A-2 Preferred Shares.
Series A-2 Preferred Shares. Upon the Holder exercising its Series A¬2 Conversion Right pur- suant to Section (10)(c), the Corporation shall on or prior to the Series A-2 Conversion Date create the Series A-2 Preferred Shares and, upon such creation, the Corporation shall at all times reserve and keep available out of its authorized and unissued Senior Preferred Shares, solely for designation as Series A-2 Senior Preferred Shares (each, a “Series A-2 Preferred Share” and collectively, the “Series A-2 Preferred Shares”), to be issued upon the conversion of the Series A Preferred Shares and/or Series A-1 Preferred Shares, such number of Series A-2 Preferred Shares as shall from time to time be equal to the number of Series A Preferred Shares and Series A-1 Preferred Shares issuable upon the conversion of all Series A Preferred
Shares and Series A-1 Preferred Shares then outstanding. Any Series A-2 Preferred Shares is- sued upon conversion of Series A Preferred Shares and/or Series A-1 Preferred Shares, as ap- plicable, shall be duly authorized, validly issued, fully paid and nonassessable.

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Exhibit 3.1
,
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 25 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024

Exhibit 3.1

Optional Redemptions.

Notice of Intended Conversion. To exercise its Series A-1 Conversion Right or its Series A-2 Conversion Right, a Holder shall, not less than thirty (30) days prior to the fourth (4th) or ninth (9th) anniversary of the Issuance Date, as applicable, but not prior to the date that is sixty (60) days prior to such date, (A) deliver a written notice executed by the registered Holder of the Se- ries A Preferred Shares and/or Series A-1 Preferred Shares, as applicable, subject to such conversion (a “Dividend Increase Conversion Notice”) to the Corporation, which Dividend In- crease Conversion Notice shall indicate the amount of Series A Preferred Shares and/or Series A-1 Preferred Shares, as applicable, such Holder is electing to convert pursuant to Sec- tions (10)(a) or (c), as applicable; and (B) deliver to the Corporation funds for the payment of any applicable share transfer, documentary, stamp or similar taxes.
Series A-1 and B-2 Articles of Amendment. If a Holder validly delivers a Dividend Increase Conversion Notice and the Corporation does not exercise its right to redeem pursuant to Sec- tion (11)(b)(iii) with respect to all Series A Preferred Shares and/or Series A-1 Preferred Shares, as applicable, specified in the Holder’s Dividend Increase Conversion Notice, then the Corpora- tion shall, prior to the Dividend Increase Conversion Date, file Articles of Amendment setting forth the designation, preferences and rights of the Series A-1 Preferred Shares or Series A-2 Preferred Shares, as applicable, which Articles of Amendment will be in the same form as these Articles of Continuance, except for changes (i) to account for the different series, different dates, including issuance dates, and changes in law, (ii) in the case of the Series A-1 Preferred Shares Articles of Amendment, to Sections (10) and (11) to, among other things, account for the right of Series A-1 Preferred Shares to convert into Series A-2 Preferred Shares, to reserve an adequate amount of Senior Preferred Shares to accommodate such conversion right and to provide a redemption right by the Corporation analogous to the rights in Section (11)(b)(iii) to provide for the Corporation’s right to redeem the Series A-1 Preferred Shares upon a Holder exercising its right to convert Series A-1 Preferred Shares into Series A-2 Preferred Shares and, in the case of the Series A-2 Preferred Shares Articles of Amendment, to eliminate this Sec- tion (10) conversion right for the Series A-2 Preferred Shares and the corresponding Corpora- tion redemption right in Section (11)(b)(iii) and (iii) to the Preferential Dividend Rate, which with respect to the Series A-1 Preferred Shares shall replace “5.50%” with “7.50%”, and with respect to the Series A-2 Preferred Shares shall replace “5.50%” or “7.50%”, as the case may be, with the fixed percentage equal to the greater of (x) 600 bps over the Daily Simple SOFR as in effect on the first date a Holder validly delivers a Dividend Increase Conversion Notice in respect of its Series A-2 Conversion Right to the Corporation and (y) 10.50%. The Series A-1 Preferred Shares and Series A-2 Preferred Shares shall have the same preferences, rights and obligations as the Series A Preferred Shares, other than solely with respect to the Preferential Dividend Rate. For the avoidance of doubt, Dividends on the Series A-1 Preferred Shares and on the Series A-2 Preferred Shares shall start to accrue as of the applicable Dividend Increase Conversion Date.

General. Other than as specifically permitted by these Articles of Continuance, the Corporation may not redeem any of the outstanding Series A Preferred Shares (it being understood that the Corporation may purchase Series A Preferred Shares in the open market or in negotiated tran- sactions).
Redemption at the Option of the Corporation.

Corporation Optional Redemption. At any time after February 1, 2032, so long as

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Exhibit 3.1
BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024 there is no Equity Conditions Failure on the applicable Corporation Optional Redemp- tion Date (as defined below), the Corporation shall have the right to redeem all or any portion of the Series A Preferred Shares then outstanding as designated in the appli- cable Corporation Optional Redemption Notice (as defined below) (the “Corporation
Optional Redemption Shares”) on the applicable Corporation Optional Redemption
Date (a “Corporation Optional Redemption”). Each Corporation Optional Redemp- tion Share shall be redeemed by the Corporation on the applicable Corporation Op- tional Redemption Date in cash, without interest, at a price equal to 100% of the Conversion Amount of such Corporation Optional Redemption Share plus accrued and unpaid Dividends thereon, if any (and any accrued and unpaid dividends thereon accrued pursuant to Section (5)(c)) (the “Corporation Optional Redemption Price”). The Corporation may exercise its right to redeem the Corporation Optional Redemp- tion Shares under this Section (11)(b)(i) by delivering a written notice thereof to all, but not less than all, of the Holders (a “Corporation Optional Redemption Notice” and
the date the Corporation delivers such notice to all Holders is referred to as a “Corpo-
ration Optional Redemption Notice Date”). Each Corporation Optional Redemption Notice shall be irrevocable. Each Corporation Optional Redemption Notice shall (A) state the date on which the applicable Corporation Optional Redemption shall occur (a “Corporation Optional Redemption Date”), which date shall be the forty fifth (45th) day (or, if such date falls on a day that is not a Business Day, the next day that is a Business Day) following the applicable Corporation Optional Redemption Notice Date, (B) state the number of the Series A Preferred Shares which the Corpora- tion has elected to redeem from the Holders on the applicable Corporation Optional Redemption Date and (C) confirm that there is no Equity Conditions Failure on the ap- plicable Corporation Optional Redemption Notice Date.
Corporation Merger Termination Redemption. If the Merger Agreement is terminated in accordance with its terms and all confidential information that constitutes material, nonpublic information communicated by the Corporation, any of its Subsidiaries or any of their respective Affiliates, employees, officers, representatives or agents to the Buyers (as defined in the Securities Purchase Agreement) or any of their Affiliates has been publicly disclosed, then during the ninety (90) days following the later of (x) Au- gust 7, 2023 and (y) the termination of the Merger Agreement, so long as there is no Equity Conditions Failure on the applicable Corporation Merger Termination Redemp- tion Notice Date (as defined below), the Corporation shall have the right to redeem between fifty percent (50%) and one hundred percent (100%) of the Series A Preferred Shares then outstanding as designated in the applicable Corporation Merger Termi-
nation Redemption Notice (as defined below) (the “Corporation Merger Termination
Redemption Shares”) on the applicable Corporation Merger Termination Redemp- tion Date (a “Corporation Merger Termination Redemption”). Each Corporation Merger Termination Redemption Share shall be redeemed by the Corporation on the
Corporation Merger Termination Redemption Date in cash, without interest, at a price equal to 102% of the sum of (x) the Conversion Amount of such Corporation Merger Termination Share and (y) accrued and unpaid Dividends thereon, if any (and any ac- crued and unpaid dividends thereon accrued pursuant to Section (5)(c)) (the “Corpo-
ration Merger Termination Redemption Price”). The Corporation may exercise its right to redeem the Corporation Merger Termination Redemption Shares by delive-

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Exhibit 3.1

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024 ring a written notice thereof to all, but not less than all, of the Holders (a “Corporation Merger Termination Redemption Notice” and the date the Corporation delivers such notice to all Holders is referred to as a “Corporation Merger Termination Redemp-
tion Notice Date”). Each Corporation Merger Termination Redemption Notice shall be irrevocable. Each Corporation Merger Termination Redemption Notice shall (A) state the date on which the applicable Corporation Merger Termination Re- demption shall occur (a “Corporation Merger Termination Redemption Date”), which date shall be the tenth (10th) day (or, if such date falls on a day that is not a Bu- siness Day, the next day that is a Business Day) following the applicable Corporation Merger Termination Redemption Notice Date, (B) state the number of the Series A Preferred Shares which the Corporation has elected to redeem from the Holders on the Corporation Merger Termination Redemption Date, and (C) confirm that there is no Equity Conditions Failure on the applicable Corporation Merger Termination Re-
demption Notice Date.

Corporation Redemption Upon Dividend Increase. If one or more Holders delivered a Dividend Increase Conversion Notice to the Corporation in compliance with Sec- tion (10), so long as there is no Equity Conditions Failure on the applicable Corpora- tion Dividend Increase Redemption Date (as defined below), the Corporation shall have the right to redeem all or any portion of the Series A Preferred Shares and/or Se- ries A-1 Preferred Shares, as applicable, for which an increase in the Preferential Divi- dend Rate has been demanded, as designated in the applicable Corporation Dividend
Increase Redemption Notice (as defined below) (such shares the “Corporation Divi-
dend Increase Redemption Shares”) on the applicable Corporation Dividend In- crease Redemption Date (a “Corporation Dividend Increase Redemption”). The Cor- poration Dividend Increase Redemption Shares shall be redeemed by the Corporation on the applicable Corporation Dividend Increase Redemption Date in cash, without in- terest, at a price equal to 100% of the Conversion Amount of the Corporation Divi- dend Increase Redemption Shares to be redeemed plus accrued and unpaid Divi- dends thereon, if any (and any accrued and unpaid dividends thereon accrued pur- suant to Section (5)(c)) (a “Corporation Dividend Increase Redemption Price”). The Corporation may exercise its right to require redemption under this Section (11)(b)(iii) by delivering a written notice thereof by no later than the forty fifth (45th) day immediately following the fourth (4th) anniversary of the Issuance Date or the ninth (9th) anniversary of the Issuance Date, as applicable (or, if such date falls on a day that is not a Business Day, the next day that is a Business Day), to all, but not less than all, of the Holders who delivered a Dividend Increase Conversion No- tice to the Corporation in compliance with this Section (11)(b)(iii) (a “Corporation Divi-
dend Increase Redemption Notice”, and the date such notice is given to all of the
Holders is referred to as a “Corporation Dividend Increase Redemption Notice Date”). Each Corporation Dividend Increase Redemption Notice shall be irrevocable. Each Corporation Dividend Increase Redemption Notice shall (A) state the date on which the applicable Corporation Dividend Increase Redemption shall occur (a “Cor- poration Dividend Increase Redemption Date”), which date shall be the forty fifth
(45th) day (or, (x) if such date falls on a day that is not a Business Day, the next day that is a Business Day or (y) if there is an Equity Conditions Failure on such day, the first Business Day thereafter upon which there is no Equity Conditions Failure; provi-

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Exhibit 3.1
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 28 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024 ded that such Business Day occurs no later than the forty fifth (45th) day thereafter (the “Extended Dividend Increase Redemption Date”); provided, further, that in the event of clause (y) such Holder may elect to revoke its election to convert its Series A Preferred Shares into Series A-1 Preferred Shares or Series A¬2 Preferred Shares, as applicable, and consequently revoke the Corporation’s right to effect a related Corpo- ration Dividend Increase Redemption) following the applicable Corporation Dividend Increase Redemption Notice Date, (B) state the aggregate Conversion Amount of the Series A Preferred Shares and/or Series A-1 Preferred Shares, as applicable, which the Corporation has elected to redeem from the Holders on the applicable Corporation
Dividend Increase Redemption Date, (C) state the amount of accrued and unpaid Divi- dends, if any (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), with respect to such Series A Preferred Shares redeemed by the Cor- poration pursuant to this Section (11)(b)(iii) and (D) confirm that there is no Equity Conditions Failure as of the applicable Corporation Dividend Increase Redemption Notice Date.
Corporation Redemptions. If the Corporation confirmed that there was no Equity Conditions Failure as of the applicable Corporation Redemption Notice Date but an Equity Conditions Failure occurs between the applicable Corporation Redemption No- tice Date and the applicable Corporation Redemption Date (a “Corporation Redemp-
tion Interim Period”) that the Corporation expects will last through the applicable
Corporation Redemption Date, the Corporation shall provide the Holders a sub- sequent written notice to that effect. If there is an Equity Conditions Failure on the ap- plicable Corporation Redemption Date (and, with respect to Section (11)(b)(iii), the Ex- tended Dividend Redemption Date), then the applicable Corporation Redemption shall be null and void with respect to all or any part designated by such Holder of the applicable unconverted Corporation Redemption Shares and such Holder shall be en- titled to all the rights of a Holder with respect to such applicable Corporation Re- demption Shares; provided, however, that if a Holder waives in writing an Equity Conditions Failure during the applicable Corporation Redemption Interim Period, then the Corporation shall be required to proceed with the applicable Corporation Re- demption Date with respect to such Holder. If the Corporation elects to cause a Cor- poration Redemption pursuant to this Section (11), then it must simultaneously take the same action in the same proportion with respect to all Corporation Redemption Shares subject to the applicable Corporation Redemption to the extent practicable, or, if the pro rata basis is not practicable for any reason, by lot or such other equitable method as the Corporation determined in good faith. If the applicable Corporation Redemption Notice shall have been duly given, the Corporation shall irrevocably de- posit or set aside the aggregate Corporation Redemption Price to be paid to all Hol- ders of the Corporation Redemption Shares entitled thereto and, from and after the applicable Corporation Redemption Date, the applicable Corporation Redemption Price shall promptly be paid to all former Holders of Corporation Redemption Shares entitled thereto in respect thereof. So long as the applicable aggregate Corporation Redemption Price shall be paid in full to such Holders or is irrevocably deposited or set aside with a depository for payment to the Holders, the applicable Corporation Redemption shall be effective with respect to all Corporation Redemption Shares on the applicable Corporation Redemption Date, and thereupon Dividends with respect to such Corporation Redemption Shares shall cease to accrue and all rights with res-

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Exhibit 3.1
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 29 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024 pect to such Corporation Redemption Shares shall forthwith terminate. Notwithstan- ding anything to the contrary in these Articles of Continuance, until the applicable Corporation Redemption Price is paid in full, the Series A Preferred Shares subject to the applicable Corporation Redemption may be converted, in whole or in part, by such Holder into Common Shares pursuant to Section (6). All Series A Preferred Shares converted by a Holder after a Corporation Redemption Notice Date shall re- duce the number of Series A Preferred Shares required to be redeemed on the appli- cable Corporation Redemption Date, unless such Holder otherwise indicates in the applicable Conversion Notice.
Void Redemption. In the event that the Corporation does not pay a Corporation Redemption Price within the applicable time period, at any time thereafter and until the Corporation pays such unpaid applicable Corporation Redemption Price in full, a Holder shall have the option to, in lieu of redemption, require the Corporation to promptly return to such Holder any or all of the Series A Preferred Shares that were submitted for redemption by such Holder and for which the applicable Corporation Redemption Price has not been paid, by sending written no-
tice thereof to the Corporation (the “Void Optional Redemption Notice”). Upon the Corpora-
tion’s receipt of such Void Optional Redemption Notice prior to the payment of the applicable Corporation Redemption Price, (i) any applicable redemption notice of such Holder or the Cor- poration, as the case may be, shall be null and void with respect to those Series A Preferred Shares subject to the Void Optional Redemption Notice and (ii) the Corporation shall immedia- tely return any Series A Preferred Shares subject to the Void Optional Redemption Notice.
Effect of Redemption. Subject to Section (11)(c), effective immediately prior to the close of busi- ness on the day before any Series A Preferred Shares are redeemed pursuant to these Articles of Continuance, Dividends shall no longer accrue or be declared on any such Series A Preferred Shares, and such Series A Preferred Shares shall cease to be outstanding.
Status of Redeemed Shares. Series A Preferred Shares redeemed in accordance with these Ar- ticles of Continuance shall return to the status of and constitute authorized but unissued Se- nior Preferred Shares, without classification as to series until such shares are once more classi- fied as to a particular series by the Board pursuant to provisions of the Articles.
Reservation of Shares. The Corporation shall have sufficient authorized and unissued Common Shares for each of the Series A Preferred Shares equal to no less than the lesser of (x) the Exchange Cap and (y) 110% of the maximum number of Common Shares issuable with respect to the outstanding Series A Preferred Shares pursuant to the terms of these Articles of Continuance (assuming for purposes of this clause (y), that the Conversion Amount of the Series A Preferred Shares are convertible at the Conversion Rate and without taking into account any limitations on the conversion of the Series A Preferred Shares set forth in these Articles of Continuance) (the “Required Reserved Amount”). The Corporation shall, so long as any of the Series A Prefer- red Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Shares, solely for the purpose of issuing Common Shares with respect of the Series A Preferred Shares pursuant to the terms of these Articles of Continuance, no less than a number of Common Shares equal to the Required Reserved Amount.
Voting Rights. Other than in connection with Parent Shareholders Meeting (as defined in the Merger Agreement), each Holder shall be entitled to the whole number of votes equal to the number of whole Common Shares into which the aggregate of such Holder’s Series A Preferred Shares would be convertible on the record date for the vote or consent of shareholders or if no re- cord date is established, at the date such vote or consent is taken, and shall otherwise have voting rights and consent rights equal to the voting rights and consent rights of the Common Shares to the fullest extent permitted by law provided, however, that until the HSR Date, with respect to any HSR Holder, such HSR Holder shall only be entitled to vote a number of Series A Pre-

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Exhibit 3.1
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Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 30 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024 ferred Shares in accordance with the foregoing on any matters relating to the election, designation, removal or replacement of members of the Board to the extent that such number of Series A Preferred Shares together with such HSR Holder’s Common Shares, if any, other Junior Shares, if any, Pari Passu Shares, if any, and Senior Preferred Shares of the Corporation, if any, does not exceed the HSR Amount in the aggregate; provided, further, that the Required Holders, by written notice to the Corporation, may terminate the voting rights set forth in this Section (13) effective at any time from and after the registration, if any, of the Se- ries A Preferred Shares under the Exchange Act. Except as provided in the immediately preceding sentence, each Holder shall be entitled to receive the same prior notice of any shareholders’ meeting as is provided to the holders of Common Shares in accor- dance with the by-laws of the Corporation, as well as prior notice of all shareholder actions to be taken by legally available means in lieu of a meeting, and shall vote as a class with the holders of Common Shares as if they were a single class of securities upon any matter submitted to a vote of shareholders, except those matters required by law or by the terms hereof to be submitted to a class vote of the Holders, in which case the Holders only shall vote as a separate class, or those matters required by law to be submitted to a class vote of solely the holders of Common Shares, in which case such holders only shall vote as a separate class. Notwithstanding the foregoing, (i) no Holder shall be entitled, in its capacity as Holder of the Series A Preferred Shares, to vote on the Parent Share Issuance (as defined in the Merger Agreement) and (ii) in no event shall a Holder be entitled to such number of votes that is greater than the number of whole Series A Preferred Shares held by such Holder at the relevant time.
Series A Preferred Shares Approval Rights. In addition to any other rights provided by law, except where the vote or written consent of the holders of a greater number of shares is required by law, for as long as any Series A Preferred Shares remain outstanding, the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Re- quired Holders but not of any other class of the Corporation’s securities, voting as a single class (and separately from all other classes and series of shares in the capital of the Corporation), shall be required before the Corporation may:
create (by reclassification or otherwise), or authorize the creation of, or issue or obligate itself to issue additional or other Senior Shares or securities exchangeable for or convertible or exer- cisable into Senior Shares;
create (by reclassification or otherwise), or authorize the creation of, or issue or obligate itself to issue additional or other Pari Passu Shares or securities exchangeable for or convertible or exercisable into Pari Passu Shares;
except as contemplated by Section (10), amend or repeal any provision of, or add any provision to, the Articles, or file any articles of amendment, preferences, limitations and relative rights of any series of preferred shares, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions of the Series A Preferred Shares, regardless of whether any such action shall be by means of amendment to the Articles or by merger, conso- lidation, amalgamation, arrangement or otherwise;
increase or decrease (other than by conversion or redemption in accordance with the terms hereof) the authorized number of Series A Preferred Shares;
exchange, reclassify or cancel the Series A Preferred Shares, except as explicitly contemplated by these Articles of Continuance; or
amend or waive any provision of these Articles of Continuance that would have an adverse ef- fect on the rights, preferences, privileges, voting power or obligation of the Series A Preferred Shares or any Holder thereof.
Notwithstanding the provisions of this Section (14), (a) in the event of a Fundamental Transaction or Corporate Event, so long as: (i) the Series A Preferred Shares remain outstanding following consummation of such Fundamental Transaction or Corporate Event with its terms materially unchanged, taking into account that, upon the occurrence of such a Funda-

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Exhibit 3.1

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Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 31 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024 mental Transaction or Corporate Event, the Corporation may not be the surviving entity (in which case, the Series A Pre- ferred Shares may be converted into or exchanged for preferred shares or other preferred equity of the surviving entity or its parent having terms substantially the same as the Series A Preferred Shares) and, if applicable, with any changes to the terms of the Series A Preferred Shares required pursuant to and made in compliance with the provisions of Sec- tion (9)(c) in connection with such Fundamental Transaction or Corporate Event or as otherwise deemed reasonably ne- cessary by the Corporation and (ii) if such transaction also constitutes a Change of Control, the provisions of Sec- tion (9)(a) and Section (9)(b) are complied with in connection with such Fundamental Transaction, then the occurrence of such Fundamental Transaction shall not be deemed to adversely affect the powers, preferences, or other special rights or privileges of the Series A Preferred Shares or its Holders and in such case such Holders shall not have any voting rights with respect to the occurrence of such Fundamental Transaction or Corporate Event pursuant to this Sec- tion (14) and (b) the authorization or creation of, or the increase in the number of authorized or issued shares of, or any securities convertible into shares of, or the reclassification of any security (in each case, other than the Series A Prefer- red Shares) into, or the issuance of, Junior Shares will not require the vote the holders of the Series A Preferred Shares.
General Provisions.

In addition to the above provisions with respect to Series A Preferred Shares, the Series A Pre- ferred Shares shall be subject to and be entitled to the benefit of the provisions set forth in the Articles with respect to preferred shares of the Corporation generally; provided, however, that in the event of any conflict between such provisions, the provisions set forth in these Articles of Continuance shall control.
Any Series A Preferred Shares which are converted, repurchased or redeemed shall be auto- matically and immediately retired and shall not be reissued, sold or transferred.
Whenever notice is required to be given under these Articles of Continuance, unless otherwise provided herein, such notice shall be given by first-class mail to each record Holder of outstan- ding Series A Preferred Shares as such Holder’s address as the same appears on the books of the Corporation or the Transfer Agent. With respect to any notice to a Holder required to be provided hereunder, neither the failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular Holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other Holders or affect the le- gality or validity of any distribution, rights, warrant, reclassification, consolidation, merger, amalgamation, arrangement, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any such action. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given or delivered as of the date sent whe- ther or not the Holder receives the notice. All notice periods referred to herein shall commence on the date of the mailing of the applicable notice.
Whenever any amount expressed to be due by the terms of these Articles of Continuance is due on any day which is not a Business Day, the same shall instead be due on the next succee- ding day which is a Business Day without interest or penalty.
If any term of the Series A Preferred Shares set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other terms set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, neverthe- less, remain in full force and effect, and no term herein set forth will be deemed dependent upon any other such term unless so expressed herein so long as these Articles of Continuance as so modified continues to express, without material change, the original intentions of the

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Exhibit 3.1
,
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 32 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024 parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reci- procal obligations of the parties or the practical realization of the benefits that would other- wise be conferred upon the parties. The Corporation and the Required Holders will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, in- valid or unenforceable provision(s).
It is the intent of the Corporation and the Required Holders that the provisions of these Articles of Continuance comply, and following the date hereof continue to comply, with the applicable rules of The New York Stock Exchange and The Toronto Stock Exchange, as the same may be amended from time to time, for as long as long as the Corporation’s Common Shares are listed and posted for trading on The New York Stock Exchange and/or The Toronto Stock Exchange, as the case may be (the “Applicable Stock Exchange Rules”). It is also the intent of the Corpo- ration and the Required Holders that if the Corporation no longer has a class of securities re- gistered under section 12 of the Exchange Act or is no longer required to file reports under Section 15(d) of the Exchange Act, all Exchange Act, Securities Act and other United States references herein shall be deemed to be to the Canadian equivalent, including under applicable Canadian securities laws. In furtherance of the foregoing, if any term, covenant or restriction included in these Articles of Continuance fails at any time to comply with the Appli- cable Stock Exchange Rules, or it is reasonably necessary and advisable to update the United States references to applicable Canadian references, the Corporation and the Required Hol- ders agree to negotiate in good faith to modify these Articles of Continuance so as to comply with the Applicable Stock Exchange Rules or to update with the applicable Canadian references while retaining the original intent as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible. Any amendment, modification or alteration of the rights, preferences, privi- leges or voting powers of the Series A Preferred Shares shall, solely to the extent required by the Applicable Stock Exchange Rules, be subject to the approval of The New York Stock Ex- change and/or The Toronto Stock Exchange, as the case may be for as long as the Common Shares are listed for trading thereon.
Tax Matters.

Tax Withholdings. The Corporation shall be entitled to withhold or deduct, from any amounts payable or otherwise deliverable under these Articles of Continuance, such amounts as the Corporation determines, acting reasonably, are required to be deduc- ted or withheld with respect to such payment or delivery under the Internal Revenue Code of 1986, as amended, the Income Tax Act (Canada) or any provision of any other applicable laws. To the extent that such amounts are so deducted or withheld, such amounts shall be treated for all purposes as having been paid to the Holder to whom such amounts would otherwise have been paid, provided that such deducted or with- held amounts are remitted to the appropriate governmental authority. The Corpora- tion is hereby authorized to sell or otherwise dispose of, on behalf of any Holder, such portion of any share or other security deliverable to such Holder as is necessary to provide sufficient funds to the Corporation to enable it to comply with such deduction or withholding requirement and the Corporation shall notify such Holder thereof and remit the applicable portion of the net proceeds of such sale to the appropriate go-

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Exhibit 3.1
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Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024 vernmental authority and, if applicable, any portion of such net proceeds that is not required to be so remitted shall be paid to such Holder. The Holders shall, on a joint and several basis, indemnify and hold harmless the Corporation for any losses, costs, penalties, fees, liabilities, damages and expenses incurred by the Corporation in res- pect of a failure to withhold, deduct, or remit any amount required to be withheld, de- ducted, or remitted in respect of any amounts payable pursuant to these Articles of Continuance.
Forms. If a Holder is entitled to claim an exemption or reduction from withholding tax in accordance with applicable law, such Holder shall promptly deliver such properly completed and executed documentation (including properly completed Canada Reve- nue Agency forms NR301, NR 302 or NR 303, as applicable) reasonably requested by the Corporation as will permit such payments to be made without withholding or at a reduced rate of withholding. The Corporation shall, acting reasonably, take into ac- count all such properly completed forms in determining its withholding obligations under Section (15)(g)(i). In addition, any Holder shall deliver such other tax documen- tation prescribed by applicable law (including any Internal Revenue Service form W-9 or form W-8, as applicable, or any forms or other documentation as may be necessary for the Corporation to comply with its obligations under the Foreign Account Tax Com- pliance Act or otherwise reasonably requested by the Corporation). Each Holder shall provide new documentation (or successor documentation) upon the expiration or ob- solescence of any previously delivered documentation and promptly notify the Corpo- ration of any change in circumstances which would modify or render invalid any clai- med exemption or reduction.
Specified Amount. The specified amount in respect of the Series A Preferred Shares for purposes of subsection 191(4) of the Income Tax Act (Canada) is the Canadian Dol- lar equivalent of US$1.00 per Series A Preferred Share as of the date of issuance of such share.
Transfer of Series A Preferred Shares. A Holder may transfer some or all of the Series A Preferred Shares and the accompanying rights hereunder held by such Holder without the consent of the Corporation; provided that such transfer is in compliance with applicable securities laws and the Securities Purchase Agreement.
Series A Preferred Share Register.

The Corporation or the Transfer Agent shall maintain a register for the Series A Preferred Shares, in which the Corporation or the Transfer Agent shall record the name and address of the Persons in whose name the Series A Preferred Shares have been issued, as well as the name and address of each transferee. The Corporation may treat the Person in whose name any Series A Preferred Share is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any pro- perly made transfers.
The Corporation or the Transfer Agent shall maintain records showing the number of Series A Preferred Shares converted and/or redeemed and the dates of such conversions and/or re- demptions. In the event of any dispute or discrepancy, such records of the Corporation establi- shing the number of Series A Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error.

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Exhibit 3.1

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024

Certain Defined Terms. For purposes of these Articles of Continuance the following terms shall have the following meanings: “Affiliate” shall have the meaning ascribed to such term in Rule 405 of the Securities Act.
“Bloomberg” means Bloomberg Financial Markets.
“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York or Toronto, Ontario, Canada are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physi- cal branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York, New York or Toronto, Ontario, Canada generally are open for use by customers on such day.
“Calendar Quarter” means each of: the period beginning on and including December 15 and ending on and including March 14; the period beginning on and including March 15 and ending on and including June 14; the period beginning on and including June 15 and ending on and in- cluding September 14; and the period beginning on and including September 15 and ending on and including December 14.
“Change of Control” means any Fundamental Transaction other than (i) any reorganization, re- capitalization, reclassification or change of the Common Shares or any share exchange, conso- lidation, amalgamation, arrangement, merger or similar transaction, in each case, in which hol- ders of the Corporation’s voting power immediately prior to such reorganization, recapitaliza- tion, reclassification, change, share exchange, consolidation, amalgamation, arrangement, mer- ger or similar transaction continue immediately after the consummation of such reorganiza- tion, recapitalization, reclassification, change, share exchange, consolidation, amalgamation, arrangement, merger or similar transaction to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (ii) pursuant to a continuance or migratory merger, amalgamation or ar- rangement effected solely for the purpose of changing the jurisdiction of incorporation of the Corporation.
“Change of Control As-Converted Value” means, with respect to any Series A Preferred Shares, the product of (i) the Conversion Amount of such Series A Preferred Shares multiplied by (ii) the Conversion Rate multiplied by (iii) the Make-Whole Share Price with respect to the ap- plicable Change of Control.
“close of business” means 5:00 p.m. (New York City time).
“Closing Sale Price” of the Common Shares (or other security for which a closing sale price must be determined) on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Com- mon Shares (or such other security) is traded. If the Common Shares (or such other security) is

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Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024 not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Closing Sale Price” shall be the last quoted bid price for the Common Shares (or such other security) in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Shares (or such other security) are not so quoted, the “Closing Sale Price” shall be the average of the mid-point of the last bid and ask prices for the Common Shares (or such other security) on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Corpo- ration for this purpose. The “Closing Sale Price” will be determined without regard to after- hours trading or any other trading outside of the regular trading session hour.
“Common Shares” means (i) the Corporation’s shares of common shares, without par value, or
(ii) any share capital into which such Common Shares shall have been converted or exchanged in a Corporate Event.
“Conversion Amount” means, for each Series A Preferred Share, the Issue Price.
“Conversion Date” means with respect to a conversion pursuant to Section (6)(a), the date on which the Holder complied with the procedures in Section (6)(c)(i) thereof.
“Conversion Price” means at any time, US$1.00, divided by the Conversion Rate at such time.
“Conversion Rate” means 0.0136986 Common Shares per US$1.00 Conversion Amount, sub- ject to adjustment as set forth herein.
“Corporation Redemption” means, collectively, a Corporation Dividend Increase Redemption, a Corporation Optional Redemption and a Corporation Merger Termination Redemption.
“Corporation Redemption Date” means a Corporation Dividend Increase Redemption Date, a Corporation Optional Redemption Date and a Corporation Merger Termination Redemption Date, as applicable.
“Corporation Redemption Notice” means a Corporation Dividend Increase Redemption No- tice, a Corporation Optional Redemption Notice and a Corporation Merger Termination Re- demption Notice, as applicable.
“Corporation Redemption Notice Date” means a Corporation Dividend Increase Redemption Notice Date, a Corporation Optional Redemption Notice Date and a Corporation Merger Termi- nation Redemption Notice Date, as applicable.
“Corporation Redemption Price” means a Corporation Dividend Increase Redemption Price, a Corporation Optional Redemption Price and a Corporation Merger Termination Redemption Price, as applicable.
“Corporation Redemption Shares” means, collectively, the Corporation Dividend Increase Re- demption Shares, the Corporation Optional Redemption Shares and the Corporation Merger Termination Redemption Shares.
“Current Market Price” per Common Share, as of any date of determination, means the arith- metic average of the Weighted Average Price per Common Share for each of the ten (10) consecutive Trading Days ending on the Trading Day immediately preceding such day, adjusted

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Exhibit 3.1
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 36 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024 to take into account the occurrence during such period of any event described in Section (7).
“Daily Simple SOFR” means the daily Secured Overnight Financing Rate provided by the FRBNY, as the administrator of the benchmark (or a successor administrator), on the FRBNY’s Website, effective as of the applicable date of determination.
“Designee” means Starboard Value and Opportunity Master Fund Ltd.
“Distribution Transaction” means any transaction by which a Subsidiary of the Corporation ceases to be a Subsidiary of the Corporation by reason of the distribution of such Subsidiary’s equity securities to holders of Common Shares, whether by means of a spin-off, split-off, re- demption, reclassification, exchange, share dividend, share distribution, rights offering or simi- lar transaction, which equity securities are, or when issued, will be, listed or admitted for tra- ding on a U.S. national securities exchange.
“effective date” means, for purpose of Section (7)(a), the first date on which Common Shares trade on the applicable exchange or in the applicable market, regular way, reflecting the rele- vant subdivision, combination or reclassification, as applicable (provided that, for the avoi- dance of doubt, any alternative trading convention on the applicable exchange or market in respect of the Common Shares under a separate ticker symbol or CUSIP number will not be considered “regular way” for purposes of this definition).
“Eligible Market” means the New York Stock Exchange, The Nasdaq Capital Market, The Nas- daq Global Market or The Nasdaq Global Select Market (or any of their respective successors).
“Equity Conditions” means each of the following conditions: (i) all Common Shares issuable pursuant to the terms of these Articles of Continuance as the result of a Mandatory Conversion Date, a Preferential Dividend Date or in respect of a conversion of Series A Preferred Shares that are subject to a Corporation Redemption, as the case may be, shall be either (x) issuable without restrictive legends and eligible for sale by such Holder without volume restrictions pur- suant to Rule 144 (or any successor thereto) and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) and without the need for registration under any applicable federal or state securities laws or the need for a prospectus under applicable Cana- dian securities laws or (y) eligible for resale upon issuance pursuant to an effective Registration Statement contemplated by the Registration Rights Agreement that is available for use (and ex- pected by the Corporation to be available for use for at least 30 consecutive calendar days af- ter the applicable date of determination) to the extent provided in the Registration Rights Agreement and, for the avoidance of doubt, not subject to (or expected by the Corporation to be subject to for at least 30 consecutive calendar days after the applicable date of determina- tion) an “Allowable Grace Period” (as defined in the Registration Rights Agreement); (ii) the Common Shares referred to in clause (i) requiring the satisfaction of the Equity Conditions when issued shall be, listed or designated for quotation on an Eligible Market and shall not have been suspended at such time from trading on such exchange or market; (iii) the Common Shares referred to in clause (i) requiring the satisfaction of the Equity Conditions, when issued, shall be duly authorized and (iv) if such Holder converted, in accordance with Section (6)(c), Se- ries A Preferred Shares after the delivery by Corporation of a Mandatory Conversion Notice or a Corporation Redemption Notice, the Corporation shall have delivered to such Holder, subject to Section (6)(e), all Common Shares required to be delivered in respect of such conversions pursuant to Section (6)(c).

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Exhibit 3.1
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 37 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024

“Equity Conditions Failure” means that as of the applicable date of determination the Equity Conditions have not each been satisfied (or waived in writing by such Holder); provided that the Corporation’s failure to satisfy the Equity Condition set forth in clause (iv) of the definition of “Equity Conditions” with respect to a particular Holder shall only be deemed an Equity Condition Failure with respect to such Holder (unless waived in writing by such Holder).
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Ex-Dividend Date” means, with respect to an issuance, dividend or distribution on the Com- mon Shares, the first date on which Common Shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance, dividend or dis- tribution (including pursuant to due bills or similar arrangements required by the relevant share exchange). For the avoidance of doubt, any alternative trading convention on the appli- cable exchange or market in respect of the Common Shares under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose.
“Fair Market Value” means, with (1) respect to any security or other property, the fair market value of such security or other property as reasonably determined in good faith by a majority of the Board, or an authorized committee thereof, subject to any required stock exchange ap- proval and (i) after consultation with an Independent Financial Advisor, as to any security or other property with a Fair Market Value of less than US$50,000,000, or (ii) otherwise using an Independent Financial Advisor to provide a valuation opinion (2) with respect to U.S. dollars, the face amount of such U.S. dollars.
“First Mandatory Conversion Period” means the period described in clause (i) of the defini- tion of “Mandatory Conversion Period” set forth in Section (18)(uu).
“FRBNY” means the Federal Reserve Bank of New York.
“FRBNY’s Website” means the website of the FRBNY at http://www.newyorkfed.org, or any suc- cessor source.
“Fundamental Transaction” means (i) that the Corporation shall, (a) directly or indirectly, in- cluding through Subsidiaries, Affiliates or otherwise, in one or more related transactions, consolidate, amalgamate or merge with or into (whether or not the Corporation is the surviving corporation) another Person, or (b) directly or indirectly, including through Subsidiaries, Affi- liates or otherwise, in one or more related transactions, sell, assign, transfer, convey or other- wise dispose of all or substantially all of the assets of the Corporation and its Subsidiaries on a consolidated basis to one or more Persons other than one or more of the Corporation’s Wholly-Owned Subsidiaries, or (c) directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, make, or allow a Person or Group to make, or allow the Corporation to be subject to or have its Common Shares be subject to or party to any such Person or Group making, a purchase, tender or exchange offer that is accepted by the holders of such number of Common Shares such that such Person or Group making or party to, such purchase, tender or exchange offer, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the aggregate voting power of the outstanding Common Shares or at least 50% of the aggregate voting power of the Corporation, or (d) directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, consummate a share purchase agreement or other business combi-

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Exhibit 3.1

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024 nation (including, without limitation, a reorganization, recapitalization, spin-off or scheme of ar- rangement) with a Person or Group (within the meaning of Section 13(d) of the Exchange Act) whereby such Person or Group acquires such number of Common Shares such that such Per- son or Group becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the aggregate voting power of the outstanding Common Shares or at least 50% of the aggregate voting power of the Corporation, or (e) directly or indirectly, inclu- ding through Subsidiaries, Affiliates or otherwise, in one or more related transactions, reorga- nize, recapitalize or reclassify the Common Shares as a result of which the Common Shares are converted into, or exchanged for, securities, cash, assets or other property or (ii) that the Cor- poration shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Person or Group (within the meaning of Sec- tion 13(d) of the Exchange Act) to become the “beneficial owner” (as defined in Rule 13d-3 un- der the Exchange Act) of at least 50% of the aggregate voting power of the outstanding Com- mon Shares or at least 50% of the aggregate voting power of the Corporation. Notwithstanding anything to the contrary in the foregoing, the consummation of the transactions contemplated by the Merger Agreement shall not constitute a Fundamental Transaction.
“Group” means a “group” as that term is used in Section 13(d) of the Exchange Act and as defi- ned in Rule 13d-5 thereunder.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, and any successor to such statute, rules or regulations.
“HSR Amount” means the number of voting securities of the Corporation that may be obtai- ned by an Acquiring Person (as defined by the HSR Act, including the ultimate parent entity and all entities included within it, and taking into account any applicable exemptions) prior to the HSR Date, without incurring a notification obligation under the HSR Act, with the number and class(es) of voting securities constituting the HSR Amount to be determined by the HSR Holder in consultation with its legal counsel.
“HSR Date” means the date on which all applicable approvals, clearances or waiting periods under the HSR Act shall have been obtained, expired or been terminated.
“HSR Holder” means a Holder that is an Acquiring Person (as defined under the HSR Act) whose ability to acquire voting securities of the Corporation in excess of the HSR Amount is restricted by the HSR Act prior to the HSR Date.
“Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing; provided, however, that such firm or consultant is not an Affiliate of the Corporation.
“Issuance Date” means the Closing Date (as defined in the Securities Purchase Agreement). “Issue Price” means, per Series A Preferred Share, US$1.00.
“Liquidation Event” means the voluntary or involuntary liquidation, dissolution or winding up of the Corporation or such Subsidiaries the assets of which constitute all or substantially all of the assets of the business of the Corporation and its Subsidiaries taken as a whole, in a single transaction or series of transactions, or adoption of any plan for the same.

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Exhibit 3.1
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 39 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024

“Make-Whole Amount” means a cash amount per US$1.00 Conversion Amount of Series A Preferred Shares being redeemed in a Change of Control Redemption determined by multi- plying the Make-Whole Share Price applicable to the related Change of Control by a number of additional Common Shares (the “Additional Shares”) as described below. Such number of Ad- ditional Shares shall be determined by reference to the table below (the “Make-Whole Table”)
based on the date on which the applicable Change of Control occurs or becomes effective (the “Change of Control Effective Date”) and the Make-Whole Share Price applicable to such Change of Control.

Change of Control Effective Date	US$59.722	US$65	US$70	US$75	US$80	US$85	US$90	US$100	US$125	US$175	US$250	US$3
February 1, 2023	0.0025100	0.0029600	0.0030456	0.0030456	0.0028600	0.0023300	0.0020400	0.0014000	0.0010400	0.0006400	0.0003900	0.0002
February 1, 2024	0.0026441	0.0030456	0.0030456	0.0030456	0.0029200	0.0023700	0.0020600	0.0014400	0.0008600	0.0004900	0.0002900	0.0001
February 1, 2025	0.0026804	0.0030456	0.0030456	0.0030456	0.0029100	0.0023700	0.0020600	0.0014100	0.0006300	0.0002900	0.0001600	0.0001
February 1, 2026	0.0024719	0.0029200	0.0030456	0.0030456	0.0028100	0.0023000	0.0019900	0.0013200	0.0003600	0.0000000	0.0000000	0.0000
February 1, 2027	0.0022427	0.0027200	0.0030456	0.0030456	0.0026500	0.0021100	0.0018600	0.0012300	0.0003500	0.0000000	0.0000000	0.0000
February 1, 2028	0.0020285	0.0025300	0.0029600	0.0029900	0.0025400	0.0020200	0.0017900	0.0011900	0.0003300	0.0000000	0.0000000	0.0000
February 1, 2029	0.0017580	0.0022800	0.0027000	0.0027400	0.0023100	0.0018200	0.0015900	0.0010700	0.0003100	0.0000000	0.0000000	0.0000
February 1, 2030	0.0013647	0.0018700	0.0023200	0.0023800	0.0019600	0.0015000	0.0013100	0.0008600	0.0002600	0.0000000	0.0000000	0.0000

Les statuts de maintien approuvés ne sont pas complets sans le certificat de maintien. Copie certifiée conforme du dossier du ministère des Services au public et aux entreprises.

Exhibit 3.1
,
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 40 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024

February 1, 2031	0.0006762	0.0011500	0.0016200	0.0017100	0.0013500	0.0010100	0.0008300	0.0005300	0.0001800	0.0000000	0.0000000	0.0000
February 1, 2032	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000	0.0000

The exact Make-Whole Share Price and Change of Control Effective Date may not be set forth in the Make-Whole Table, in which case:
(1)if the Make-Whole Share Price is between two such amounts in the Make-Whole Table or the Change of Control Effective Date is between two Change of Control Effective Dates in the Make-Whole Table, the number of Additional Shares will be determined by straight-line interpolation between the number of Additional Shares set forth for the higher and lower Make-Whole Share Prices and the ear- lier and later Change of Control Effective Dates, as applicable, based on a 365-day year;
(2)if the Make-Whole Share Price is greater than $550 (subject to adjustment in the same manner as the Make-Whole Share Prices set forth in the column headings of the Make-Whole Table), the Make-
Whole Amount will be $0; and

(3)if the Make-Whole Share Price is less than $59.722 (subject to adjustment in the same manner as the Make-Whole Share Prices set forth in the column headings of the Make-Whole Table), the Make- Whole Amount will be $0.
The Make-Whole Share Prices set forth in the column headings of the Make-Whole Table shall be adjus- ted as of any date on which the Conversion Rate is otherwise adjusted in accordance with Section (7). The adjusted Make-Whole Share Prices shall equal the Make-Whole Share Prices applicable immedia- tely prior to such adjustment, multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to such adjustment giving rise to the Make-Whole Share Price adjustment and the denominator of which is the Conversion Rate as so adjusted. The number of Additional Shares set forth in the Make-Whole Table shall be adjusted in the same manner and at the same time as the Conver- sion Rate as set forth in Section (7).
In no event shall the Make-Whole Amount be greater than or less than the maximum and minimum va- lues set forth in the table above and no Make-Whole Amount shall be paid with respect to a Change of Control occurring on or after February 2, 2032.
“Make-Whole Share Price” means (i) the cash amount paid per Common Share, if the holders of Common Shares receive only cash in the applicable Change of Control or (ii) in any other si- tuation, the simple average of the Weighted Average Price of the Common Shares over the five
(5) consecutive Trading Day period ending on, and including, the Trading Day immediately pre- ceding the Change of Control Effective Date of the Change of Control.
“Mandatory Conversion Measuring Period” means the thirty (30) consecutive Trading Day period following the first Trading Day of the applicable Mandatory Conversion Period during which the Mandatory Conversion Price Condition is satisfied.

Les statuts de maintien approuvés ne sont pas complets sans le certificat de maintien. Copie certifiée conforme du dossier du ministère des Services au public et aux entreprises.

Exhibit 3.1

,
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 41 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024

“Mandatory Conversion Period” means each of (i) the period commencing on February 1, 2026 and ending on February 1, 2030, exclusive and (i) the period from and after February 1, 2030.
“Mandatory Conversion Price Condition” will be deemed satisfied for purposes of these Ar- ticles of Continuance: (i) with respect to a Mandatory Conversion for which a Mandatory Conversion Notice is delivered in accordance with Section (6)(d) during the First Mandatory Conversion Period, if the Closing Sale Price of the Common Shares has equaled or exceeded 190% of the Conversion Price as of the Issuance Date (as adjusted for any share dividend, share split, share combination, reclassification or similar transaction relating to the Common Shares occurring after the Issuance Date pursuant to Section (7)) during twenty (20) Trading Days (whether or not consecutive) occurring in any thirty (30) consecutive Trading Day period occurring on or after February 1, 2026 and ending on the Trading Day immediately preceding the Mandatory Conversion Notice Date related to such Mandatory Conversion and (ii) with res- pect to a Mandatory Conversion for which a Mandatory Conversion Notice is delivered in ac- cordance with Section (6)(d) during the Second Mandatory Conversion Period, if the Closing Sale Price of the Common Shares has equaled or exceeded 175% of the Conversion Price as of the Issuance Date (as adjusted for any share dividend, share split, share combination, reclassi- fication or similar transaction relating to the Common Shares occurring after the Issuance Date pursuant to Section (7)) during twenty (20) Trading Days (whether or not consecutive) occurring in any thirty (30) consecutive Trading Day period occurring on or after February 1, 2030 and en- ding on the Trading Day immediately preceding the Mandatory Conversion Notice Date related to such Mandatory Conversion.
“Merger Agreement” means that certain Agreement and Plan of Merger and Reorganization, dated as of November 7, 2022, by and among the Corporation, IAA, Inc., a Delaware corpora- tion, and the other parties thereto, as may be amended, amended and restated, supplemented or otherwise modified from time to time.
“Minimum Ownership Threshold” means twenty five percent (25.0%) of the Series A Prefer- red Shares outstanding as of the applicable date of determination.
“Offer to Repurchase Percentage” means such percentage of Common Shares being redee- med or repurchased by the Corporation (including Common Shares into which Junior Shares, options or warrants, which are being so redeemed or repurchased, are convertible, exchan- geable or exercisable) out of the total number of Common Shares (including Common Shares into which such Junior Shares, options or warrants of the Corporation are convertible, exchan- geable or exercisable, which are so being redeemed or repurchased) issued and outstanding (or in respect of any such Junior Shares, options or warrants, which are so being redeemed or repurchased, which are reserved for issuance upon conversion, exchange or exercise thereof) as of the applicable time of determination.
“Offer to Repurchase Price” means the sum of (x) the amount of accrued and unpaid Divi- dends, if any, on the Series A Preferred Shares subject to the applicable Offer to Repurchase (and any accrued and unpaid dividends thereon accrued pursuant to Section (5)(c)) and (y) the greater of (1) the Conversion Amount of the Series A Preferred Shares subject to the applicable Offer to Repurchase and (2) the amount set forth in clause (1) increased by the same percen- tage as the premium paid to the holders of each Common Share (including Common Shares into which Junior Shares, options or warrants of the Corporation are convertible, exchangeable

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,
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 42 de 50

Exhibit 3.1

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024 or exercisable) giving rise to the applicable Offer to Repurchase determined based on the pur- chase price relative to the Closing Sale Price of the Common Shares on the Trading Day the Corporation purchases such Common Share, Junior Share, option or warrant (unless such pur- chase occurs on a day that is not a Trading Day, in which case the Closing Sale Price from the immediately preceding Trading will be used in the determination of such premium). To the extent there is more than one Offer to Repurchase Event in a Calendar Quarter, the premium referred to in the immediately preceding sentence will be based on a weighted average calcula- tion determined by the Corporation in good faith.
“Offer to Repurchase Pro Rata Portion” means, for each Holder, a fraction the numerator of which is the number of Series A Preferred Shares held by such Holder at the applicable time of determination and the denominator of which is the total number of Series A Preferred Shares outstanding at the applicable time of determination. In the event that a Holder shall sell or otherwise transfer any of its Series A Preferred Shares, the transferee shall be allocated a pro rata portion of the transferring Holder’s Offer to Repurchase Pro Rata Portion.
“open of business” means 9:00 a.m. (New York City time).
“Person” means an individual, a limited liability company, a partnership (limited or general), a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a go- vernment or any department or agency thereof.
“Principal Market” means the New York Stock Exchange (or its successor).
“record date” means, with respect to any dividend, distribution or other transaction or event in which the holders of the Common Shares have the right to receive any cash, securities or other property or in which the Common Shares are exchanged for or converted into any combina- tion of cash, securities or other property, the date fixed for determination of holders of the Common Shares entitled to receive such cash, securities or other property (whether such date is fixed by the Board or by statute, contract or otherwise).
“Registration Rights Agreement” means that certain registration rights agreement dated as of the Subscription Date by and among the Corporation and the initial holders of the Series A Preferred Shares relating to, among other things, the registration of the resale of the Common Shares issuable pursuant to the terms of these Articles of Continuance, as may be amended, amended and restated, supplemented or otherwise modified from time to time.
“Registration Statement” shall have the meaning ascribed to such term in the Registration Rights Agreement.
“Required Holders” means the Holders representing at least a majority of the aggregate Series A Preferred Shares then outstanding and shall include the Designee so long as the Designee and/or any of its Affiliates is a Holder who beneficially owns, in the aggregate, at least the Mini- mum Ownership Threshold.
“Second Mandatory Conversion Period” means the period described in clause (ii) of the defi- nition of “Mandatory Conversion Period” set forth in Section (18)(uu).
“Securities Act” means the Securities Act of 1933, as amended.

Les statuts de maintien approuvés ne sont pas complets sans le certificat de maintien. Copie certifiée conforme du dossier du ministère des Services au public et aux entreprises.

,

Exhibit 3.1
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 43 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024

Exhibit 3.1

JUNIOR PREFERRED SHARES

“Securities Purchase Agreement” means the Securities Purchase Agreement, dated as of the Subscription Date, by and among the Corporation and the initial holders of the Series A Prefer- red Shares, relating to, among other things, the purchase and sale of the Series A Preferred Shares, as may be amended, amended and restated, supplemented or otherwise modified from time to time.
“Subscription Date” means January 22, 2023.
“Subsidiaries” means any joint venture or entity in which the Corporation, directly or indirectly, owns more than 50% of the voting power of shares of capital or other equity or similar interest, including any subsidiaries formed or acquired after the Subscription Date.
“Trading Day” means any day on which (i) the Common Shares (or other security for which a Closing Sale Price or other price must be determined) are traded on the Principal Market, or, if the Principal Market is not the principal U.S. trading market for the Common Shares (or such other security) on such day, then on another Eligible Market on which the Common Shares (or such other security) are then traded or, if the Common Shares (or such other security) are not then listed on an Eligible Market, on the principal other U.S. market on which the Common Shares (or such other security) are then traded and (ii) a Closing Sale Price (or such other price) is for the Common Shares (or such other security) is available on such securities exchange or market; provided that if the Common Shares (or such other security) are not so listed or tra- ded, “Trading Day” means a Business Day.
“Transfer Agent” means Computershare Investor Services Inc. or such other agent or agents of the Corporation as may be designated by the Board as the transfer agent for the Common Shares.
“Weighted Average Price” means per share volume-weighted average price as displayed un- der the heading “Bloomberg VWAP” on Bloomberg page “RBA <equity> AQR” (or its equivalent successor if such page is not available) (or the applicable Bloomberg page with respect to the common shares or other equity interests referred to in the definition “FMV” in Section (7)(a)(iv)) in respect of the period from the scheduled open of trading until the scheduled close of tra- ding of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one Common Share (or such other common share or equity interest referred to in the definition “FMV” in Section (7)(a)(iv)) on such Trading Day rea- sonably determined, using a volume-weighted average method, by a nationally recognized in- dependent investment banking firm retained for this purpose by the Corporation). The “Weigh- ted Average Price” shall be determined without regard to after-hours trading or any other tra- ding outside of the regular trading session trading hours.
“Wholly-Owned Subsidiary” means, with respect to any Person, any direct or indirect Subsi- diary of such Person, except that, solely for purposes of this definition, the reference to “more than 50%” in the definition of “Subsidiary” shall be deemed replaced by a reference to “100%,” the calculation of which shall exclude nominal amounts of the voting power of shares of capital stock or other interests in the relevant Subsidiary not held by such Person to the extent requi- red to satisfy local minority interest requirements outside of the United States.

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Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 44 de 50

Exhibit 3.1
BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024

The following is a statement of the rights, privileges, restrictions and conditions attaching to the Junior Preferred shares (the “Ju- nior Preferred Shares”), as a class in the capital of the Corporation.
Directors’ Authority to Issue in One or More Series. The directors of the Corporation may issue the Junior Preferred Shares at any time and from time to time in one or more series. Before any shares of a particular series are issued, the directors of the Corpo- ration shall fix the number of shares that will form such series and shall determine, subject to the limitations set out in the ar- ticles, the designation, rights, privileges, restrictions and conditions to be attached to the Junior Preferred Shares of such series, including, but without in any way limiting or restricting the generality of the foregoing, the rate or rates, amount or methods of calculation of dividends thereon, the currency or currencies of payment of dividends, the time and place of payment of divi- dends, the consideration and the terms and conditions of any purchase for cancellation, retraction or redemption rights (if any), the conversion or exchange rights attached thereto (if any), the voting rights attached thereto (if any) and the terms and condi- tions of any share purchase plan or sinking fund with respect thereto. Before the issue of the first shares of a series, the direc- tors shall send to the Director (as defined in the Business Corporations Act (Ontario)) articles of amendment containing a descrip- tion of such series including the designation, rights, privileges, restrictions and conditions determined by the directors.
Ranking of Junior Preferred Shares. No rights, privileges, restrictions or conditions attached to a series of Junior Preferred Shares shall confer upon a series a priority in respect of dividends or return of capital over any other series of Junior Preferred Shares. The Junior Preferred Shares shall be entitled, subject to the prior rights of the holders of the Senior Preferred Shares, to priority over the Common Shares of the Corporation and over any other shares ranking junior to the Junior Preferred Shares with res- pect to priority in the payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or win- ding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs. If any cumulative dividends or amounts payable or return of capital in respect of a series of Junior Preferred Shares are not paid in full, the Junior Preferred Shares of all series shall participate rateably in respect of such dividends, including accumulations, if any, in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full and in respect of any repayment of capital in accordance with the sums that would be payable on such repayment of capital if all sums so payable were paid in full; provided, however, that in the event of there being insufficient assets to satisfy in full all such claims as aforesaid, the claims of the holders of the Junior Preferred Shares with respect to repayment of capital shall first be paid and satisfied and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends. The Junior Preferred Shares of any series may also be gi- ven such other preferences not consistent with clause (1) to (4) hereof over the Common Shares and over any other shares ran- king junior to the Junior Preferred Shares as may be determined in the case of such series of Junior Preferred Shares.
Voting Rights. Except as herein referred to or as otherwise provided by law or in accordance with any voting rights which may from time to time be attached to any series of Junior Preferred Shares, the holders of the Junior Preferred Shares as a class shall not be entitled as such to receive notice of, to attend or to vote at any meeting of the shareholders of the Corporation.
Approval of Holders of Junior Preferred Shares. The rights, privileges, restrictions and conditions attaching to the Junior Preferred Shares as a class may be added to, changed or removed but only with the approval of the holders of Junior Preferred Shares gi- ven as hereinafter specified.
The approval of the holders of Junior Preferred Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Junior Preferred Shares as a class or of any other matter requiring the consent of the holders of the Junior Pre- ferred Shares as a class may be given in such manner as may then be required by law, subject to a minimum requirement that such approval be given by resolution passed by the affirmative vote of at least 2/3 of the votes cast at a meeting of the holders of Junior Preferred Shares duly called for that purpose. The formalities to be observed in respect of the giving of notice of any such meeting or any adjourned meeting and the conduct thereof shall be those from time to time prescribed by the Business Corpora- tions Act (Ontario) (as from time to time amended, varied or replaced) and the by-laws of the Corporation with respect to mee- tings of shareholders. On every poll taken at a meeting of holders of Junior Preferred Shares as a class, or at a joint meeting of the holders of two or more series of Junior Preferred Shares, each holder of Junior Preferred Shares entitled to vote thereat shall

Les statuts de maintien approuvés ne sont pas complets sans le certificat de maintien. Copie certifiée conforme du dossier du ministère des Services au public et aux entreprises.

,

Exhibit 3.1
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 45 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024 have 1 vote in respect of each Junior Preferred Share held by him/her.

RB Global, Inc.
CONVERSION NOTICE
Reference is made to the Articles of Continuance of RB Global, Inc. (the “Articles of Continuance”) creating the Series A Senior Preferred Shares. In accordance with and pursuant to the Articles of Continuance, the undersigned hereby elects to convert the number of Series A Senior Preferred Shares (the “Series A Preferred Shares”) of RB Global, Inc., a corporation continued under the laws of the Province of Ontario (the “Corporation”), indicated below into Common Shares (the “Common Shares”) of the Corporation, as of the date specified below.

Date of Conversion:     Number of Series A Preferred Shares to be converted:             Tax ID Number (If applicable):
Please confirm the following information:         Conversion Rate:     Number of Common Shares to be issued:
Please issue the Common Shares into which the Series A Preferred Shares are being converted to the Holder, or for its benefit, as follows:
·    □ To the undersigned’s account on the records of the Transfer Agent
Issue to:     Address:     Telephone Number:         Tax Identification Number:
□ If the securities are unrestricted, check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:
DTC Participant:     DTC Number:     Account Number:
Note: Initially, the common shares issued upon conversion will include restrictive legends and will not be able to be processed through DTC.
Payment Instructions for cash payment in lieu of fractional shares:

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Exhibit 3.1

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024

Authorization:

By:     Title:         Dated:
Account Number (if electronic book entry transfer):     Transaction Code Number (if electronic book entry transfer):
·    [NOTE TO HOLDER -- THIS FORM MUST BE SENT CONCURRENTLY TO TRANSFER AGENT]

ACKNOWLEDGMENT
The Corporation hereby acknowledges this Conversion Notice and hereby directs [Computershare Investor Services Inc.] [OR IF COMPUTERSHARE INVESTOR SERVICES INC. NO LONGER SERVES AS THE CORPORATION’S TRANSFER AGENT, INSERT THE NAME
OF THE CORPORATION’S CURRENT TRANSFER AGENT] to issue the above indicated number of Common Shares in accordance with the Standing Transfer Agent Instructions dated [●], 20[●] from the Corporation and acknowledged and agreed to by [Com- putershare Investor Services Inc.] [OR IF COMPUTERSHARE INVESTOR SERVICES INC. NO LONGER SERVES AS THE CORPORA- TION’S TRANSFER AGENT, INSERT THE NAME OF THE CORPORATION’S CURRENT TRANSFER AGENT].

RB GLOBAL, INC.

By:     Name:              Title:

12.Restrictions, le cas échéant, concernant l’émission, le transfert ou la propriété d’actions : S’il n’y en a aucune, inscrire
« Aucune » :
N/A

Les statuts de maintien approuvés ne sont pas complets sans le certificat de maintien. Copie certifiée conforme du dossier du ministère des Services au public et aux entreprises.

Exhibit 3.1

,
Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 47 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024

13.Autres dispositions
N/A

14.La société sera maintenue en vertu de la Loi sur les sociétés par actions dans la même mesure que si elle avait été constituée en vertu de cette loi.

15.La société a observé le paragraphe 180(3) de la Loi sur les sociétés par actions.

Les statuts ont été correctement signés par les personnes autorisées.

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Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 48 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024

Document à l’appui – Document constitutif de l’autorité législative responsable

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Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 49 de 50

Exhibit 3.1

BCA - Statuts de maintien - RB GLOBAL, INC. - NSO:1001014884 - 24 septembre 2024

Informations à l’appui – Informations relatives au rapport NUANS
No de référence du rapport NUANS    122329043
Date du rapport NUANS    16 septembre 2024

Exhibit 3.1
Les statuts de maintien approuvés ne sont pas complets sans le certificat de maintien. Copie certifiée conforme du dossier du ministère des Services au public et aux entreprises.

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Directeur ou registrateur, ministère des Services au public et aux entreprises    Page 50 de 50